                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4367

                             Columbia Funds Trust IX
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

            One Financial Center, Boston, Massachusetts     02111
            --------------------------------------------------------
             (Address of principal executive offices)     (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
            --------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698

Date of fiscal year end: 06/30/05

Date of reporting period: 06/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

[PHOTO]



                      COLUMBIA HIGH YIELD MUNICIPAL FUND

                          Annual Report June 30, 2005

                     PRESIDENT'S MESSAGE
                                                  --------------------------
                         Columbia High Yield Municipal Fund

[PHOTO]



Dear Shareholder:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have been integrating various components of the Nations Funds, Galaxy Funds and Columbia Funds, which will result in a single fund family that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products but also to enhance the breadth and availability of our services. Given our ability to now leverage the size and scale of the Columbia Management business, I am pleased that these efforts will also result in substantial cost savings to the funds.

Our goal is to create a more simplified, clearly delineated product line. Through thoughtful project planning and execution, we will initially reduce the number of retail mutual funds from over 140 to fewer than 90. Earlier this year several fund mergers and liquidations were successfully completed. As we work to complete the remaining product and service provider consolidations in the coming months, we remain committed to building a mutual fund business that meets, and hopefully exceeds, your desire for personal financial solutions. We will continue to strive for the highest standards of performance and service excellence. The asset management business is in a time of transformation and we are committed to being progressive and innovative in our approach to the business. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continuously earned and will remain focused on producing results for you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/

Christopher L. Wilson
President, Columbia Funds

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, President of Columbia Funds, President & CEO of Nations Funds and President of Galaxy Funds. He is responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris joined Bank of America in August 2004.
Table of Contents


                        Performance Information.... 1

                        Fund Profile............... 2

                        Understanding Your Expenses 3

                        Economic Update............ 4

                        Portfolio Manager's Report. 5

                        Financial Statements....... 7

                          Investment Portfolio..... 8

                    Statement of Assets and Liabilities.. 37

                    Statement of Operations.............. 38

                    Statement of Changes in Net Assets... 39

                    Notes to Financial Statements........ 41

                    Financial Highlights................. 48

                  Report of Independent
                  Registered Public Accounting Firm...... 52

                  Unaudited Information.................. 53

                  Trustees............................... 54

                  Officers............................... 56

                  Important Information
                  About This Report...................... 57


The views expressed in the President's Message and Portfolio Manager's Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                           --------------------------
                           Not FDIC May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

                PERFORMANCE INFORMATION
                                                   ----------------------------------
                             Columbia High Yield Municipal Fund

Performance of a $10,000 investment
07/01/95 - 06/30/05 ($)

                          sales charge: without  with
                          ----------------------------
                          Class A       17,542  16,715
                          ----------------------------
                          Class B       17,154  17,154
                          ----------------------------
                          Class C       17,229  17,229
                          ----------------------------
                          Class Z       17,760     n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates. Growth of a $10,000 investment 07/01/95 - 06/30/05

                                    [CHART]

                  Class A              Class A                Lehman
               shares without       shares with         Brothers Municipal
                sales charge        sales charge           Bond Index
              ---------------      ---------------      ----------------
 07/01/1995       $10,000            $ 9,525                $10,000
 07/31/1995        10,095              9,615                 10,095
 08/31/1995        10,199              9,715                 10,223
 09/30/1995        10,256              9,769                 10,288
 10/31/1995        10,423              9,928                 10,437
 11/30/1995        10,617             10,113                 10,610
 12/31/1995        10,750             10,239                 10,712
 01/31/1996        10,823             10,309                 10,793
 02/29/1996        10,734             10,224                 10,720
 03/31/1996        10,613             10,109                 10,583
 04/30/1996        10,581             10,078                 10,553
 05/31/1996        10,597             10,094                 10,549
 06/30/1996        10,686             10,178                 10,664
 07/31/1996        10,739             10,229                 10,760
 08/31/1996        10,765             10,254                 10,758
 09/30/1996        10,913             10,394                 10,908
 10/31/1996        11,034             10,510                 11,032
 11/30/1996        11,210             10,678                 11,233
 12/31/1996        11,232             10,698                 11,186
 01/31/1997        11,260             10,725                 11,207
 02/28/1997        11,350             10,811                 11,311
 03/31/1997        11,250             10,716                 11,160
 04/30/1997        11,334             10,796                 11,254
 05/31/1997        11,510             10,963                 11,424
 06/30/1997        11,635             11,083                 11,546
 07/31/1997        11,911             11,345                 11,866
 08/31/1997        11,858             11,294                 11,754
 09/30/1997        11,975             11,406                 11,894
 10/31/1997        12,052             11,479                 11,970
 11/30/1997        12,136             11,559                 12,041
 12/31/1997        12,305             11,720                 12,217
 01/31/1998        12,423             11,833                 12,343
 02/28/1998        12,443             11,852                 12,346
 03/31/1998        12,448             11,856                 12,357
 04/30/1998        12,420             11,830                 12,302
 05/31/1998        12,582             11,984                 12,496
 06/30/1998        12,606             12,007                 12,545
 07/31/1998        12,641             12,040                 12,576
 08/31/1998        12,794             12,186                 12,771
 09/30/1998        12,891             12,279                 12,931
 10/31/1998        12,873             12,262                 12,931
 11/30/1998        12,918             12,304                 12,976
 12/31/1998        12,954             12,339                 13,009
 01/31/1999        13,066             12,445                 13,163
 02/28/1999        13,032             12,413                 13,105
 03/31/1999        13,069             12,449                 13,124
 04/30/1999        13,117             12,494                 13,157
 05/31/1999        13,143             12,518                 13,080
 06/30/1999        13,007             12,390                 12,892
 07/31/1999        13,045             12,425                 12,938
 08/31/1999        12,916             12,302                 12,835
 09/30/1999        12,897             12,284                 12,840
 10/31/1999        12,721             12,117                 12,701
 11/30/1999        12,804             12,196                 12,836
 12/31/1999        12,676             12,074                 12,740
 01/31/2000        12,574             11,977                 12,684
 02/29/2000        12,676             12,074                 12,831
 03/31/2000        12,847             12,237                 13,110
 04/30/2000        12,824             12,215                 13,033
 05/31/2000        12,756             12,150                 12,965
 06/30/2000        12,982             12,365                 13,309
 07/31/2000        13,133             12,509                 13,494
 08/31/2000        13,307             12,675                 13,702
 09/30/2000        13,261             12,631                 13,630
 10/31/2000        13,336             12,703                 13,779
 11/30/2000        13,370             12,735                 13,884
 12/31/2000        13,556             12,912                 14,227
 01/31/2001        13,630             12,983                 14,368
 02/28/2001        13,640             12,992                 14,413
 03/31/2001        13,730             13,078                 14,543
 04/30/2001        13,588             12,943                 14,386
 05/31/2001        13,716             13,065                 14,542
 06/30/2001        13,833             13,176                 14,639
 07/31/2001        14,073             13,405                 14,856
 08/31/2001        14,441             13,755                 15,101
 09/30/2001        14,282             13,603                 15,049
 10/31/2001        14,425             13,739                 15,228
 11/30/2001        14,341             13,660                 15,101
 12/31/2001        14,243             13,567                 14,957
 01/31/2002        14,400             13,716                 15,216
 02/28/2002        14,546             13,855                 15,398
 03/31/2002        14,326             13,645                 15,097
 04/30/2002        14,598             13,905                 15,391
 05/31/2002        14,649             13,953                 15,485
 06/30/2002        14,791             14,089                 15,649
 07/31/2002        14,908             14,200                 15,851
 08/31/2002        15,026             14,312                 16,041
 09/30/2002        15,197             14,475                 16,392
 10/31/2002        14,902             14,194                 16,120
 11/30/2002        14,969             14,258                 16,053
 12/31/2002        15,143             14,424                 16,391
 01/31/2003        15,107             14,389                 16,350
 02/28/2003        15,317             14,589                 16,579
 03/31/2003        15,321             14,594                 16,589
 04/30/2003        15,478             14,742                 16,699
 05/31/2003        15,770             15,021                 17,089
 06/30/2003        15,767             15,018                 17,018
 07/31/2003        15,382             14,652                 16,422
 08/31/2003        15,488             14,753                 16,545
 09/30/2003        15,803             15,052                 17,032
 10/31/2003        15,822             15,070                 16,946
 11/30/2003        16,040             15,278                 17,123
 12/31/2003        16,159             15,391                 17,265
 01/31/2004        16,220             15,450                 17,363
 02/29/2004        16,455             15,674                 17,624
 03/31/2004        16,373             15,595                 17,562
 04/30/2004        16,118             15,352                 17,146
 05/31/2004        16,050             15,288                 17,084
 06/30/2004        16,100             15,335                 17,146
 07/31/2004        16,314             15,539                 17,372
 08/31/2004        16,544             15,758                 17,719
 09/30/2004        16,641             15,851                 17,813
 10/31/2004        16,768             15,971                 17,966
 11/30/2004        16,778             15,981                 17,819
 12/31/2004        16,979             16,173                 18,036
 01/31/2005        17,122             16,309                 18,204
 02/28/2005        17,144             16,330                 18,144
 03/31/2005        17,074             16,263                 18,030
 04/30/2005        17,310             16,487                 18,315
 05/31/2005        17,438             16,609                 18,445
 06/30/2005        17,542             16,715                 18,559
 06/30/2005        17,542             16,715                 18,559


The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Average annual total return as of 06/30/05 (%)

          Share class       A            B            C          Z
          ------------------------------------------------------------
          Inception      07/31/00     07/15/02     07/15/02   03/05/84
          ------------------------------------------------------------
          Sales charge without with without with without with without
          ------------------------------------------------------------
          1-year        9.00   3.79  8.19   3.19  8.35   7.35   9.22
          ------------------------------------------------------------
          5-year        6.20   5.18  5.73   5.41  5.82   5.82   6.47
          ------------------------------------------------------------
          10-year       5.78   5.27  5.54   5.54  5.59   5.59   5.91
          ------------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.
Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
Class A is a newer class of shares. Its performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class Z shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class Z shares were initially offered on March 5, 1984, and class A shares were initially offered on July 31, 2000.
Class B and class C are newer classes of shares. Their performance information includes returns of the fund's class A shares from July 31, 2000 (class A's inception) to July 15, 2002 (inception of newer classes of shares). Their performance information prior to July 31, 2000 includes returns of the fund's class Z shares (the oldest existing fund class). These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class A or class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class Z shares were initially offered on March 5, 1984, class A shares were initially offered on July 31, 2000, and class B and class C shares were initially offered on July 15, 2002.

                FUND PROFILE
                             ----------------------------------
                             Columbia High Yield Municipal Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.
Quality breakdown as of 06/30/05 (%)

                              AAA             24.7
                              --------------------
                              AA               4.3
                              --------------------
                              A               13.8
                              --------------------
                              BBB             21.0
                              --------------------
                              BB               4.5
                              --------------------
                              B                1.1
                              --------------------
                              CCC              0.4
                              --------------------
                              Non-rated       27.2
                              --------------------
                              Cash equivalent  3.0
                              --------------------

Maturity breakdown as of 06/30/05 (%)

                             0-1 years          0.2
                             ----------------------
                             1-3 years          2.2
                             ----------------------
                             3-5 years          5.5
                             ----------------------
                             5-7 years          3.9
                             ----------------------
                             7-10 years         5.0
                             ----------------------
                             10-15 years       20.9
                             ----------------------
                             15-20 years       17.3
                             ----------------------
                             20-25 years       15.5
                             ----------------------
                             25 years and over 26.5
                             ----------------------
                             Cash equivalent    3.0
                             ----------------------

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.
Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Summary

.. For the 12-month period ended June 30, 2005, the fund's class A shares returned 9.00% without sales charge.

..  The fund outperformed its benchmark, the Lehman Brothers Municipal Bond
   Index, which returned 8.24%, but trailed the 10.08% average return of its peer group, the Lipper High Yield Municipal Debt Funds Category.

..  The fund's emphasis on high-yield bonds helped it outperform its benchmark.
   We believe it underperformed its peer group because it had less exposure to airline and tobacco bonds than competing funds.

                                  [FLOW CHART]
                      Lehman Brothers
                        Municipal
Class A shares         Bond Index
--------------       -----------------
   9.00%                   8.24%


                                   Objective
  Seeks a high level of total return consisting of current income exempt from ordinary federal income tax and opportunities for capital appreciation

                               Total Net Assets
                                $585.8 million

Management Style

                                    [GRAPHIC]

              UNDERSTANDING YOUR EXPENSES
                                                     ----------------------------------
                               Columbia High Yield Municipal Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia Funds
   Services, Inc., on or about August 22, 2005, Columbia Funds Services, Inc. will undergo a name change to Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

01/01/05 - 06/30/05

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical     Actual  Hypothetical Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      1,033.62   1,020.48    4.39       4.36            0.87
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      1,029.80   1,016.76    8.15       8.10            1.62
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      1,030.50   1,017.50    7.40       7.35            1.47
-------------------------------------------------------------------------------------------------
Class Z 1,000.00      1,000.00      1,034.61   1,021.47    3.38       3.36            0.67
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                     ECONOMIC UPDATE
                                               -------------------------------
                        Columbia High Yield Municipal Fund

The US economy moved ahead at a steady pace during the 12-month period that began July 1, 2004 and ended June 30, 2005. Gross domestic product expanded at an estimated annualized rate of approximately 3.7% as job growth helped buoy consumer spending and rising profits boosted business spending. Record high energy prices failed to put a significant damper on growth as the economy actually gained strength as the period wore on.

Job growth dominated the economic news and drove consumer confidence readings both up and down, depending on the number of new jobs reported. Overall, the labor market improved during the period and consumers remained significantly more optimistic about prospects for the US economy and about their own employment than they were a year ago.

Consumer spending grew during the period, as retail sales and the housing market remained strong. The business sector contributed to the economy's growth. Yet, given a maturing economic cycle, two straight years of double-digit profit growth and a significant build-up of cash on corporate balance sheets, business spending was not as robust as expected.

Bonds delivered solid gains

The US bond market delivered solid returns despite rising short-term interest rates, which historically have driven yields on other maturity ranges higher -- and bond prices lower. That was not the case over the past 12 months. After a brief period of volatility early in 2005, the yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 3.90% -- significantly lower than where it started the period, at 4.60%.

In this environment, the Lehman Brothers Aggregate Bond Index returned 6.80% for the 12-month period. High-yield bonds led the fixed income markets, as a stronger economy resulted in improved credit ratings, stronger balance sheets and higher profits for many companies in the high-yield universe. The Merrill Lynch US High Yield, Cash Pay Index returned 10.64%. However, the sector was hit hard in the spring by news that GM and Ford bonds had been downgraded by the major rating agencies. Corporate high-yield bonds retreated then bounced back in the final months of the period.

Short-term interest rates moved higher

After a year of the lowest short-term interest rates in recent history, the Federal Reserve raised the federal funds rate, a key short-term rate, from 1.25% to 3.25% during the period/1/. From the outset, the Fed indicated that it would raise short-term interest rates at a "measured pace" in an attempt to balance economic growth against inflationary pressures, and so far each of its nine increases have been in one-quarter percentage point increments. In recent testimony, Fed chairman Greenspan suggested that any future increases would likely follow the same gradual course.

Stock returns varied by investment style and company size

Buoyed by strong gains in the fourth quarter of 2004, the S&P 500 Index -- a broad measure of large company stock market performance -- returned 6.32% for the period. Returns were lackluster throughout most of 2004, but most segments of the stock market bounced back after the presidential election was settled in November. Stocks retreated early in 2005 as rising energy prices and higher interest rates appeared to turn investors cautious once again. However, small and mid-cap stocks did significantly better than large cap stocks in the first half of the period, but large-cap stocks pulled ahead in the second half. Value stocks led growth stocks by a significant margin.

/1/On August 9, 2005, the federal funds rate was increased to 3.5%.

Summary
For the 12-month period ended June 30, 2005

..  Bonds chalked up solid gains as measured by the Lehman Brothers Aggregate
   Bond Index. High-yield bonds led the fixed income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Index.

                                  [FLOW CHART]
Lehman Index               Merrill Lynch Index
------------               -------------------
  6.80%                          10.64%


.. Stocks, as measured by the S&P 500 Index, were buoyed by a fourth-quarter rally in 2004. Value stocks outperformed growth stocks by a significant margin, as measured by the Russell 1000 Value Index.

                                    [GRAPHIC]

S&P 500 Index    Russell Index
-------------    -------------
    6.32%            14.06%

The Lehman Brothers Aggregate Bond Index is an unmanaged, market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues.
The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.
The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.
The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

         PORTFOLIO MANAGER'S REPORT
                                    ----------------------------------
                                    Columbia High Yield Municipal Fund

For the 12-month period ended June 30, 2005, class A shares of Columbia High Yield Municipal Fund returned 9.00% without sales charge. The fund outpaced the 8.24% return for its benchmark, the Lehman Brothers Municipal Bond Index, which is restricted to investment-grade securities. The fund's return was less than the 10.08% average return of its peer group, the Lipper High Yield Municipal Debt Funds Category./1/

High-yield municipal bonds outperformed investment-grade issues over the period, causing the fund to deliver stronger returns than its benchmark. Ongoing strong economic growth bolstered the credit quality of high-yield issuers and investors sought out the greater returns offered by high-yield securities. We believe underweights in tobacco and airline bonds were the primary factors in the fund's underperformance relative to its peer group.

Health care and utilities holdings helped performance

The fund's core holdings continued to be in hospital, retirement housing and electrical utility issues. During the reporting period, holdings in hospitals and continuing care retirement centers rallied as an aging population and a healthy economy led to improving business prospects. In addition, some of the fund's positions did well as construction projects neared completion. Certain health care bonds also benefited as the spread between yields of lower-quality and higher-quality bonds (but similar maturities) narrowed.

Security selection in the utilities sector aided results as well. In particular, the fund's position in Multitrade of Pittsylvania, an independent power generator in Virginia, performed strongly when it was purchased by Dominion Virginia Power, an electric utility whose bonds are A-rated. However, Treasury futures contracts, which were used to reduce the duration of the fund, declined in value, offsetting some of the gains from the bonds.

Tobacco and airline underweights detracted from results

We believe underweights in tobacco and airline bonds were the primary factors in the fund's underperformance relative to its peer group. While those bonds have delivered strong returns in recent quarters, we maintained less exposure to them because of their higher risk. In addition, the fund's holding in a South Carolina multi-family housing bond was hurt when the housing project lost some government contracts.

We also believe that the fund's duration was shorter than the average for its peers. Duration is a measure of interest rate sensitivity. As long-term interest rates came down, the fund did not benefit as much as funds with longer duration.

Environment remains favorable for high-yield municipals

We expect demand for high-yield bonds to remain strong, as investors continue to seek out opportunities to earn higher yields in an

/1/Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Net asset value per share as of 06/30/05 ($)

                                 Class A 11.39
                                 -------------
                                 Class B 11.39
                                 -------------
                                 Class C 11.39
                                 -------------
                                 Class Z 11.39

Distributions declared per share 07/01/04 - 06/30/05 ($)

                                  Class A 0.54
                                  ------------
                                  Class B 0.45
                                  ------------
                                  Class C 0.47
                                  ------------
                                  Class Z 0.56

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC yields as of 06/30/05 (%)

                                  Class A 4.11
                                  ------------
                                  Class B 3.57
                                  ------------
                                  Class C 3.72
                                  ------------
                                  Class Z 4.52

The 30-day SEC yields reflect the portfolio earning power net of expenses, expressed as an annualized percentage of public offering price per share at the end of the period.

Taxable-equivalent SEC yields as of 06/30/05 (%)

                                  Class A 6.32
                                  ------------
                                  Class B 5.49
                                  ------------
                                  Class C 5.72
                                  ------------
                                  Class Z 6.95

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

--------------------------------------------------------------------------------
                                Columbia High Yield
                                     Municipal Fund

environment of relatively stable economic growth. However, because the yield spread between high- and low-quality bonds has narrowed, we have increased the portfolio's allocation to higher-quality housing bonds and decreased its weight in lower-quality bonds.


      [PHOTO]        Maureen G. Newman has managed the Columbia High
                     Yield Municipal Fund since November 1998 and has been
      MAUREEN NEWMAN with the advisor or its predecessors or affiliate organizations since 1996.

                     /s/ MAUREEN NEWMAN


Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Investments in high-yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Holdings discussed in this report as of 06/30/05 (%)

                         Multitrade of Pittsylvania 0.6

Your fund is actively managed and the composition of its portfolio will change over time. Holding discussed is calculated as a percentage of net assets.

We expect demand for high-yield bonds to remain strong, as investors continue to seek out opportunities to earn higher yields in an environment of relatively stable economic growth.

FINANCIAL STATEMENTS
                     -------------------------------------------
June 30, 2005                Columbia High Yield Municipal Fund

                                      A guide to understanding your fund's financial statements
                                      ---------------------------------------------------------------------------
               Investment Portfolio   The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.
                                      ---------------------------------------------------------------------------
Statement of Assets and Liabilities   This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.
                                      ---------------------------------------------------------------------------
            Statement of Operations   This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.
                                      ---------------------------------------------------------------------------
 Statement of Changes in Net Assets   This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments)
                                      during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.
                                      ---------------------------------------------------------------------------
      Notes to Financial Statements   These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
                                      ---------------------------------------------------------------------------
               Financial Highlights   The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

                  INVESTMENT PORTFOLIO
                                       -----------------------
                  June 30, 2005           Columbia High Yield
                                               Municipal Fund

Municipal Bonds - 94.8%

EDUCATION - 5.4%
Education - 3.1%                                                                                              Par ($)  Value ($)
-------------------------------------------------- -------------------------------------------------- --------------- ----------
    CA Statewide Communities Development Authority San Francisco Art Institute, Series 2002,
                                                      7.375% 04/01/32                                         750,000    788,175
                                                   -------------------------------------------------- --------------- ----------
FL Broward County Educational Facilities Authority Nova Southeastern University, Series 2004,
                                                      5.625% 04/01/34                                         925,000    980,981
                                                   -------------------------------------------------- --------------- ----------
                     MA Development Finance Agency Western New England College, Series 2002,
                                                      6.125% 12/01/32                                         300,000    323,373
                                                   -------------------------------------------------- --------------- ----------
                       OH University of Cincinnati Series 2003 C,
                                                     Insured: FGIC
                                                      5.000% 06/01/21                                       1,000,000  1,085,650
                                                   -------------------------------------------------- --------------- ----------
          PA Higher Education Facilities Authority Philadelphia University, Series 2004 A,
                                                      5.125% 06/01/25                                       1,100,000  1,109,746
                                                   -------------------------------------------------- --------------- ----------
            VT Education & Health Buildings Agency Vermont Law School Project, Series 2003 A,
                                                      5.500% 01/01/33                                         500,000    515,745
                                                   -------------------------------------------------- --------------- ----------
             WV Higher Education Policy Commission Series 2004 B,
                                                     Insured: FGIC
                                                      5.000% 04/01/34                                      11,000,000 11,679,690
                                                   -------------------------------------------------- --------------- ----------
                               WV State University Series 2000 A:
                                                     Insured: AMBAC
                                                      (b) 04/01/19                                          1,250,000    690,713
                                                      (b) 04/01/25                                          2,750,000  1,115,620
                                                   -------------------------------------------------- --------------- ----------
                                                                                                      Education Total 18,289,693
Prep School - 0.8%
                                                   -------------------------------------------------- --------------- ----------
    CA Statewide Communities Development Authority Crossroads School of Arts & Sciences, Series 1998,
                                                      6.000% 08/01/28 (a)                                     980,000  1,028,226
                                                   -------------------------------------------------- --------------- ----------
                  IL Development Finance Authority Latin School of Chicago, Series 1998,
                                                      5.650% 08/01/28                                       1,725,000  1,774,990
                                                   -------------------------------------------------- --------------- ----------
      MA Health & Educational Facilities Authority Learning Center for Deaf Children, Series 1999 C,
                                                      6.100% 07/01/19                                       1,000,000  1,025,630
                                                   -------------------------------------------------- --------------- ----------
                     NH Business Finance Authority Proctor Academy, Series 1998 A,
                                                      5.400% 06/01/17                                         895,000    930,165
                                                   -------------------------------------------------- --------------- ----------
                                                                                                    Prep School Total  4,759,011
Student Loan - 1.5%
                                                   -------------------------------------------------- --------------- ----------
   CT Higher Education Supplemental Loan Authority Family Education Loan Program,
                                                    Series 2005 A, AMT,
                                                     Insured: MBIA
                                                      4.375% 11/15/21                                       1,400,000  1,412,278
                                                   -------------------------------------------------- --------------- ----------
                                  NE Nebhelp, Inc. Series 1993 A-6, AMT,
                                                     Insured: MBIA
                                                      6.450% 06/01/18                                       4,000,000  4,163,640

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

EDUCATION - (continued)
Student Loan - (continued)                                                                               Par ($)  Value ($)
---------------------------------------------------- ------------------------------------------------- --------- ----------
                NM Educational Assistance Foundation Series 1996 A-2, AMT,
                                                        6.650% 11/01/25                                1,915,000  1,956,919
                                                     ------------------------------------------------- --------- ----------
                       OH Student Loan Funding Corp. Series 1992 B, AMT,
                                                        6.750% 01/01/07                                1,075,000  1,077,021
                                                     ------------------------------------------------- --------- ----------
                                                                                              Student Loan Total  8,609,858
                                                                                                                 ----------
                                                                                                 EDUCATION TOTAL 31,658,562

HEALTH CARE - 24.2%
Continuing Care Retirement - 7.4%
                                                     ------------------------------------------------- --------- ----------
      CA ABAG Finance Authority for Nonprofit Corps. Eskaton Gold River Lodge, Series 1998:
                                                        6.375% 11/15/15 (a)                              625,000    676,213
                                                        6.375% 11/15/28 (a)                              550,000    587,098
                                                     ------------------------------------------------- --------- ----------
                                         CA La Verne Brethren Hillcrest Homes, Series 2003 B,
                                                        6.625% 02/15/25                                  685,000    760,836
                                                     ------------------------------------------------- --------- ----------
      CA Statewide Communities Development Authority Eskaton Village -- Grass Valley, Series 2000,
                                                        8.250% 11/15/31 (a)                            1,730,000  1,989,638
                                                     ------------------------------------------------- --------- ----------
                            CT Development Authority The Elim Park Baptist, Inc. Project, Series 2003,
                                                        5.850% 12/01/33                                  660,000    707,883
                                                     ------------------------------------------------- --------- ----------
               FL Capital Projects Finance Authority Glenridge on Palmer Ranch, Series 2002 A,
                                                        8.000% 06/01/32                                1,250,000  1,384,237
                                                     ------------------------------------------------- --------- ----------
      FL Lee County Industrial Development Authority Shell Point Village Project, Series 1999 A,
                                                        5.500% 11/15/29                                1,200,000  1,229,772
                                                     ------------------------------------------------- --------- ----------
        FL Orange County Health Facilities Authority Orlando Lutheran, Series 2005,
                                                        5.700% 07/01/26                                1,000,000  1,011,170
                                                     ------------------------------------------------- --------- ----------
    FL Palm Beach County Health Facilities Authority Abbey Delray South, Series 2003,
                                                        5.350% 10/01/14                                1,250,000  1,339,387
                                                     ------------------------------------------------- --------- ----------
                                    GA Fulton County Canterbury Court Project, Series 2004 A,
                                                        6.125% 02/15/34                                1,000,000  1,016,680
                                                     ------------------------------------------------- --------- ----------
          GA Savannah Economic Development Authority Marshes of Skidaway, Series 2003 A,
                                                        7.400% 01/01/34                                1,000,000  1,067,500
                                                     ------------------------------------------------- --------- ----------
                      IL Health Facilities Authority Lutheran Senior Ministries, Series 2001,
                                                        7.375% 08/15/31                                1,300,000  1,393,925
                                                     Washington & Jane Smith Community, Series 2003 A,
                                                        7.000% 11/15/32                                1,000,000  1,061,030
                                                     ------------------------------------------------- --------- ----------
MA Boston Industrial Development Financing Authority Springhouse, Inc., Series 1998,
                                                        5.875% 07/01/20                                  385,000    392,946

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

HEALTH CARE - (continued)
Continuing Care Retirement - (continued)                                                                       Par ($) Value ($)
--------------------------------------------------- -------------------------------------------------------- --------- ---------
                      MA Development Finance Agency Loomis Communities:
                                                     Series 1999 A,
                                                       5.625% 07/01/15                                         650,000   655,818
                                                      Series 2002 A,
                                                       6.900% 03/01/32                                         220,000   237,796
                                                    -------------------------------------------------------- --------- ---------
      MD Westminster Economic Development Authority Carroll Lutheran Village, Inc., Series 2004 A,
                                                       6.250% 05/01/34                                       1,750,000 1,832,460
                                                    -------------------------------------------------------- --------- ---------
       MO Health & Educational Facilities Authority Lutheran Senior Services, Series 1997,
                                                       5.750% 02/01/17                                       2,000,000 2,088,520
                                                    -------------------------------------------------------- --------- ---------
NH Higher Educational & Health Facilities Authority Rivermead at Peterborough, Series 1998:
                                                       5.625% 07/01/18                                         500,000   504,475
                                                       5.750% 07/01/28                                       1,665,000 1,663,668
                                                    -------------------------------------------------------- --------- ---------
                  NJ Economic Development Authority Seabrook Village, Inc., Series 2000 A,
                                                       8.250% 11/15/30                                       1,625,000 1,817,026
                                                    Winchester Gardens, Series 2004 A,
                                                       5.800% 11/01/31                                         750,000   794,610
                                                    -------------------------------------------------------- --------- ---------
        PA Chartiers Valley Industrial & Commercial Asbury Health Center, Series 1999,
                              Development Authority    6.375% 12/01/24                                         750,000   772,808
                                                    Friendship Village of South Hills, Series 2003 A,
                                                       5.750% 08/15/20                                       1,000,000 1,035,300
                                                    -------------------------------------------------------- --------- ---------
                       PA Delaware County Authority Dunwoody Village, Series 2003 A,
                                                       5.375% 04/01/17                                         750,000   803,138
                                                    -------------------------------------------------------- --------- ---------
      PA Lancaster Industrial Development Authority Garden Spot Village, Series 2000 A,
                                                       7.625% 05/01/31                                         825,000   900,702
                                                    -------------------------------------------------------- --------- ---------
        PA Montgomery County Industrial Development Whitemarsh Continuing Care Retirement Community,
                                          Authority  Series 2005,
                                                       6.250% 02/01/35                                       1,350,000 1,419,066
                                                    -------------------------------------------------------- --------- ---------
    TN Johnson City Health & Educational Facilities Appalachian Christian Village Project, Series 2004 A,
                                          Authority    6.250% 02/15/32                                         250,000   255,078
                                                    -------------------------------------------------------- --------- ---------
    TN Metropolitan Government Nashville & Davidson Blakeford at Green Hills, Series 1998,
                                             County    5.650% 07/01/24                                       1,825,000 1,827,482
                                                    -------------------------------------------------------- --------- ---------
     TN Shelby County Health, Educational & Housing Germantown Village, Series 2003 A,
                                   Facilities Board    7.250% 12/01/34                                         675,000   712,793
                                                    -------------------------------------------------------- --------- ---------
     TX Abilene Health Facilities Development Corp. Sears Methodist Retirement Center:
                                                     Series 1998 A,
                                                       5.900% 11/15/25                                       1,350,000 1,344,924
                                                      Series 2003 A,
                                                       7.000% 11/15/33                                         800,000   851,032
                                                    -------------------------------------------------------- --------- ---------
     TX Houston Health Facilities Development Corp. Buckingham Senior Living Community, Inc., Series 2004 A,
                                                       7.125% 02/15/34                                       1,000,000 1,081,010
                                                    -------------------------------------------------------- --------- ---------
          VA James City County Economic Development Williamsburg Landing, Inc., Series 2005 A,
                                          Authority    5.500% 09/01/34                                         750,000   756,795

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

HEALTH CARE - (continued)
Continuing Care Retirement - (continued)                                                                    Par ($)  Value ($)
------------------------------------------------- ------------------------------------------------------- --------- ----------
     WI Health & Educational Facilities Authority Attic Angel Obligated Group, Series 1998,
                                                     5.750% 11/15/27                                      2,125,000  2,059,656
                                                  Clement Manor, Series 1998,
                                                     5.750% 08/15/24                                      2,200,000  2,209,812
                                                  Eastcastle Place, Inc., Series 2004,
                                                     6.125% 12/01/34                                        500,000    503,320
                                                  Three Pillars Senior Living Communities:
                                                    Series 2003,
                                                     5.600% 08/15/23                                        790,000    824,286
                                                    Series 2004 A,
                                                     5.500% 08/15/34                                        870,000    892,402
                                                  United Lutheran Program for the Aging, Series 1998,
                                                     5.700% 03/01/28                                        750,000    733,118
                                                  ------------------------------------------------------- --------- ----------
                                                                                   Continuing Care Retirement Total 43,195,410
Health Services - 0.7%
                                                  ------------------------------------------------------- --------- ----------
                   CO Health Facilities Authority National Jewish Medical & Research Center, Series 1998,
                                                     5.375% 01/01/23                                      1,080,000  1,096,146
                                                  ------------------------------------------------------- --------- ----------
                    MA Development Finance Agency Boston Biomedical Research Institute, Series 1999:
                                                     5.650% 02/01/19                                        370,000    370,770
                                                     5.750% 02/01/29                                        550,000    567,028
                                                  ------------------------------------------------------- --------- ----------
     MA Health & Educational Facilities Authority Civic Investments, Inc., Series 2002 A,
                                                     9.000% 12/15/15                                      1,500,000  1,732,320
                                                  ------------------------------------------------------- --------- ----------
  MN Minneapolis & St. Paul Housing Redevelopment Healthpartners Project, Series 2003,
                                        Authority    5.875% 12/01/29                                        400,000    437,324
                                                  ------------------------------------------------------- --------- ----------
                                                                                              Health Services Total  4,203,588
Hospitals - 12.8%
                                                  ------------------------------------------------------- --------- ----------
                   AZ Health Facilities Authority Phoenix Memorial Hospital, Series 1991,
                                                     8.125% 06/01/12 (c)                                  1,849,099      4,623
                                                  ------------------------------------------------------- --------- ----------
   CA ABAG Finance Authority for Nonprofit Corps. San Diego Hospital Association, Series 2003 C,
                                                     5.375% 03/01/21                                        500,000    534,345
                                                  ------------------------------------------------------- --------- ----------
         CA Health Facilities Financing Authority Catholic Healthcare West, Series 2004 G,
                                                     5.250% 07/01/23                                        500,000    528,645
                                                  Stanford Hospital & Clinics Projects, Series 2003 A,
                                                     5.000% 11/15/23                                      1,500,000  1,572,045
                                                  ------------------------------------------------------- --------- ----------
CA Rancho Mirage Joint Powers Financing Authority Eisenhower Medical Center, Series 2004,
                                                     5.625% 07/01/29                                      2,000,000  2,147,440
                                                  ------------------------------------------------------- --------- ----------
   CA Statewide Communities Development Authority Kaiser Permanente, Series 2004 I,
                                                     3.450% 04/01/35                                      1,750,000  1,732,500
                                                  Huntington Memorial Hospital, Series 2005,
                                                     5.000% 07/01/35                                      2,500,000  2,603,675
                                                  ------------------------------------------------------- --------- ----------
                                       CA Turlock Emanuel Medical Center, Inc., Series 2004,
                                                     5.375% 10/15/34                                      2,000,000  2,093,640
                                                  ------------------------------------------------------- --------- ----------
                                      CA Whittier Presbyterian Intercommunity Hospital, Series 2002,
                                                     5.750% 06/01/31                                      1,000,000  1,075,740

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

HEALTH CARE - (continued)
Hospitals - (continued)                                                                                  Par ($) Value ($)
--------------------------------------------------- -------------------------------------------------- --------- ---------
                     CO Health Facilities Authority Parkview Medical Center, Inc., Series 2001,
                                                       6.600% 09/01/25                                   300,000   333,945
                                                    Vail Valley Medical Center Project, Series 2004,
                                                       5.000% 01/15/20                                 1,000,000 1,043,940
                                                    -------------------------------------------------- --------- ---------
                                        CO La Junta Arkansas Valley Regional Medical Center Project,
                                                     Series 1999,
                                                       6.100% 04/01/24                                   300,000   316,770
                                                    -------------------------------------------------- --------- ---------
      FL Hillsborough County Industrial Development Tampa General Hospital Project, Series 2003 B,
                                          Authority    5.250% 10/01/34                                 1,000,000 1,045,400
                                                    -------------------------------------------------- --------- ---------
               FL Miami Health Facilities Authority Catholic Health East, Series 2003 B,
                                                       5.125% 11/15/24                                 1,000,000 1,043,160
                                                    -------------------------------------------------- --------- ---------
       FL Orange County Health Facilities Authority Orlando Regional Healthcare System:
                                                     Series 1999 E,
                                                       6.000% 10/01/26                                   875,000   934,211
                                                      Series 2002,
                                                       5.750% 12/01/32                                   350,000   377,783
                                                    -------------------------------------------------- --------- ---------
             FL South Lake County Hospital District South Lake Hospital, Inc., Series 2003:
                                                       6.375% 10/01/28                                   750,000   818,963
                                                       6.375% 10/01/34                                   500,000   543,790
                                                    -------------------------------------------------- --------- ---------
                 FL West Orange Healthcare District Series 2001 A,
                                                       5.650% 02/01/22                                 1,450,000 1,543,104
                                                    -------------------------------------------------- --------- ---------
                GA Coffee County Hospital Authority Coffee Regional Medical Center, Inc., Series 2004,
                                                       5.000% 12/01/26                                   700,000   723,002
                                                    -------------------------------------------------- --------- ---------
                     IL Health Facilities Authority Thorek Hospital & Medical Center, Series 1998,
                                                       5.375% 08/15/28                                   500,000   515,070
                                                    -------------------------------------------------- --------- ---------
              IL Southwestern Development Authority Anderson Hospital, Series 1999:
                                                       5.500% 08/15/20                                   500,000   520,850
                                                       5.625% 08/15/29                                   250,000   259,810
                                                    -------------------------------------------------- --------- ---------
             IN Health Facility Financing Authority Community Foundation of Northwest Indiana, Inc.,
                                                     Series 2004 A,
                                                       6.000% 03/01/34                                   850,000   913,436
                                                    -------------------------------------------------- --------- ---------
       MA Health & Educational Facilities Authority Jordan Hospital:
                                                     Series 1998 D,
                                                       5.250% 10/01/18                                   600,000   613,560
                                                      Series 2003 E,
                                                       6.750% 10/01/33                                   750,000   833,505
                                                    Milford-Whitinsville Regional Hospital:
                                                     Series 1998 C,
                                                       5.750% 07/15/13                                   610,000   640,366
                                                      Series 2002 D,
                                                       6.350% 07/15/32                                 1,715,000 1,841,738
                                                    -------------------------------------------------- --------- ---------
MD Health & Higher Educational Facilities Authority Adventist Healthcare, Series 2003 A:
                                                       5.000% 01/01/16                                   400,000   416,872
                                                       5.750% 01/01/25                                   600,000   649,218

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

HEALTH CARE - (continued)
Hospitals - (continued)                                                                                      Par ($) Value ($)
--------------------------------------------------- ------------------------------------------------------ --------- ---------
                                MI Dickinson County Dickinson County Healthcare System, Series 1999,
                                                       5.800% 11/01/24                                     1,000,000 1,039,390
                                                    ------------------------------------------------------ --------- ---------
               MI Flint Hospital Building Authority Hurley Medical Center, Series 1998 A,
                                                       5.375% 07/01/20                                       465,000   468,748
                                                    ------------------------------------------------------ --------- ---------
                      MI Hospital Finance Authority McLaren Health Care Corp., Series 2005 C,
                                                       5.000% 08/01/35                                     2,500,000 2,579,475
                                                    Oakwood Obligated Group, Series 2003,
                                                       5.500% 11/01/18                                     1,600,000 1,742,816
                                                    ------------------------------------------------------ --------- ---------
      MN St. Paul Housing & Redevelopment Authority HealthEast, Inc., Series 1993 B,
                                                       6.625% 11/01/17                                       230,000   230,927
                                                    ------------------------------------------------------ --------- ---------
       MN Washington County Housing & Redevelopment HealthEast, Inc., Series 1998,
                                          Authority    5.250% 11/15/12                                     1,100,000 1,104,829
                                                    ------------------------------------------------------ --------- ---------
       MO Health & Educational Facilities Authority Lake Regional Health Systems Project, Series 2003,
                                                       5.700% 02/15/34                                     1,000,000 1,070,330
                                                    ------------------------------------------------------ --------- ---------
                    MT Facilities Finance Authority Montana's Children's Home and Hospital, Series 2005 B,
                                                       4.750% 01/01/24                                       750,000   756,855
                                                    ------------------------------------------------------ --------- ---------
                         NC Medical Care Commission Stanly Memorial Hospital, Series 1999,
                                                       6.375% 10/01/29                                     1,000,000 1,079,350
                                                    ------------------------------------------------------ --------- ---------
NH Higher Educational & Health Facilities Authority Catholic Medical Center, Series 2002,
                                                       6.125% 07/01/32                                       400,000   431,848
                                                    Littleton Hospital Association, Inc.:
                                                     Series 1998 A:
                                                       5.900% 05/01/18                                       500,000   517,335
                                                       6.000% 05/01/28                                     1,000,000 1,020,870
                                                      Series 1998 B,
                                                       5.900% 05/01/28                                       675,000   686,259
                                                    ------------------------------------------------------ --------- ---------
                NJ Health Care Facilities Authority Capital Health Systems, Inc., Series 2003 A,
                                                       5.750% 07/01/23                                     1,250,000 1,358,412
                                                    ------------------------------------------------------ --------- ---------
                                      NM Farmington San Juan Medical Center Project, Series 2004 A,
                                                       5.000% 06/01/23                                       500,000   518,555
                                                    ------------------------------------------------------ --------- ---------
                                       NV Henderson Catholic Healthcare West, Series 1998:
                                                       5.125% 07/01/28                                       540,000   551,329
                                                       5.375% 07/01/26                                       790,000   814,664
                                                    ------------------------------------------------------ --------- ---------
                             NY Dormitory Authority Memorial Sloan-Kettering Cancer Center,
                                                     Series 2003:
                                                     Insured: MBIA
                                                       (b) 07/01/25                                        3,600,000 1,519,200
                                                       (b) 07/01/26                                        4,400,000 1,767,480
                                                    Mt. Sinai Hospital, Series 2000 C,
                                                       5.500% 07/01/26 (d)                                 2,275,000 2,306,349
                                                    North Shore -- Long Island Jewish Medical Center,
                                                     Series 2003,
                                                       5.500% 05/01/33                                       400,000   429,336

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

HEALTH CARE - (continued)
Hospitals - (continued)                                                                                     Par ($) Value ($)
--------------------------------------------------- ----------------------------------------------------- --------- ---------
     NY Monroe County Industrial Development Agency Highland Hospital Rochester Project, Series 2005,
                                                       5.000% 08/01/25                                    1,115,000 1,152,810
                                                    ----------------------------------------------------- --------- ---------
OH Highland County Joint Township Hospital District Series 1999,
                                                       6.750% 12/01/29                                    1,875,000 1,927,969
                                                    ----------------------------------------------------- --------- ---------
          OH Lakewood Hospital Improvement District Lakewood Hospital Association, Series 2003,
                                                       5.500% 02/15/15                                    1,250,000 1,358,937
                                                    ----------------------------------------------------- --------- ---------
      OH Miami County Hospital Facilities Authority Upper Valley Medical Center, Inc.:
                                                     Series 1996 A:
                                                       6.250% 05/15/16                                      500,000   519,005
                                                       6.375% 05/15/26                                    1,015,000 1,051,946
                                                      Series 1996 C,
                                                       6.250% 05/15/13                                      285,000   296,283
                                                    ----------------------------------------------------- --------- ---------
                                 OH Sandusky County Memorial Hospital, Series 1998,
                                                       5.150% 01/01/10                                      250,000   257,893
                                                    ----------------------------------------------------- --------- ---------
                   OK Development Finance Authority Duncan Regional Hospital, Series 2003 A,
                                                       5.125% 12/01/23                                    2,000,000 2,086,060
                                                    ----------------------------------------------------- --------- ---------
             OK Stillwater Medical Center Authority Series 2003,
                                                       5.625% 05/15/23                                    1,000,000 1,056,180
                                                    Series 2005,
                                                       5.000% 05/15/17                                    1,155,000 1,193,057
                                                    ----------------------------------------------------- --------- ---------
 PA Allegheny County Hospital Development Authority Ohio Valley General Hospital, Series 1998 A,
                                                       5.450% 01/01/28                                    1,550,000 1,586,456
                                                    ----------------------------------------------------- --------- ---------
             SC Jobs Economic Development Authority Bon Secours Health Systems, Inc., Series 2002 A,
                                                       5.500% 11/15/23                                    2,250,000 2,386,867
                                                    ----------------------------------------------------- --------- ---------
       SD Health & Educational Facilities Authority Sioux Valley Hospital & Health System, Series 2004 A,
                                                       5.250% 11/01/34                                    1,100,000 1,164,317
                                                    ----------------------------------------------------- --------- ---------
       TN Knox County Health, Educational & Housing East Tennessee Hospital, Series 2003 B,
                               Facilities Authority    5.750% 07/01/33                                      150,000   161,232
                                                    ----------------------------------------------------- --------- ---------
       TX Tyler Health Facilities Development Corp. Mother Frances Hospital, Series 2001,
                                                       6.000% 07/01/31                                      750,000   804,143
                                                    ----------------------------------------------------- --------- ---------
 VA Augusta County Industrial Development Authority Augusta Health Care, Inc., Series 2003,
                                                       5.250% 09/01/19                                    2,000,000 2,222,420
                                                    ----------------------------------------------------- --------- ---------
                WA Health Care Facilities Authority Kadlec Medical Center,
                                                     Series 2001,
                                                     Insured: RAD
                                                       5.875% 12/01/21                                      600,000   657,672
                                                    ----------------------------------------------------- --------- ---------
    WA Skagit County Public Hospital District No. 1 Series 2003,
                                                       6.000% 12/01/23                                    1,000,000 1,092,400

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

HEALTH CARE - (continued)
Hospitals - (continued)                                                                               Par ($)  Value ($)
---------------------------------------------- ---------------------------------------------------- --------- ----------
  WI Health & Educational Facilities Authority Aurora Health Care, Inc.,
                                                Series 2003,
                                                  6.400% 04/15/33                                     700,000    782,733
                                               Fort Healthcare, Inc. Project, Series 2004,
                                                  6.100% 05/01/34                                   1,965,000  2,142,184
                                               Wheaton Franciscan Services, Series 2002,
                                                  5.750% 08/15/30                                   1,050,000  1,129,979
                                               ---------------------------------------------------- --------- ----------
                                                                                              Hospitals Total 75,246,046
Intermediate Care Facilities - 0.8%
                                               ---------------------------------------------------- --------- ----------
   IL Development Facilities Finance Authority Hoosier Care, Inc., Series 1999 A,
                                                  7.125% 06/01/34                                   1,445,000  1,356,580
                                               ---------------------------------------------------- --------- ----------
      IN Health Facilities Financing Authority Hoosier Care, Inc., Series 1999 A,
                                                  7.125% 06/01/34                                   1,195,000  1,121,878
                                               ---------------------------------------------------- --------- ----------
                LA Public Facilities Authority Progressive Healthcare Providers, Inc., Series 1998,
                                                  6.375% 10/01/28                                   2,000,000  1,962,640
                                               ---------------------------------------------------- --------- ----------
                                                                           Intermediate Care Facilities Total  4,441,098
Nursing Homes - 2.5%
                                               ---------------------------------------------------- --------- ----------
                                     AK Juneau St. Ann's Care Center, Inc., Series 1999,
                                                  6.875% 12/01/25                                   1,750,000  1,721,895
                                               ---------------------------------------------------- --------- ----------
                CO Health Facilities Authority Volunteers of America Care Facilities:
                                                 Series 1998 A,
                                                  5.750% 07/01/20                                     700,000    683,809
                                                 Series 1999 A:
                                                  5.750% 07/01/10                                     785,000    782,025
                                                  6.000% 07/01/29                                     520,000    509,616
                                               ---------------------------------------------------- --------- ----------
             DE Economic Development Authority Churchman's Village Project, Series 1991 A,
                                                  10.000% 03/01/21                                    650,000    658,879
                                               ---------------------------------------------------- --------- ----------
                          IA Finance Authority Care Initiatives Project:
                                                Series 1996,
                                                  9.250% 07/01/25                                     485,000    589,993
                                                 Series 1998 B:
                                                  5.500% 07/01/08                                     395,000    396,829
                                                  5.750% 07/01/18                                     600,000    602,106
                                                  5.750% 07/01/28                                   1,475,000  1,390,541
                                               ---------------------------------------------------- --------- ----------
                 MA Development Finance Agency Alliance Health Care Facilities, Series 1999 A,
                                                  7.100% 07/01/32                                   2,225,000  2,269,277
                                               ---------------------------------------------------- --------- ----------
                  MA Industrial Finance Agency GF/Massachusetts, Inc., Series 1994 A,
                                                  8.300% 07/01/23                                     875,000    882,262
                                               ---------------------------------------------------- --------- ----------
MI Cheboygan County Economic Development Corp. Metro Health Foundation Project, Series 1993,
                                                  11.000% 11/01/22 (c)                                446,155         45
                                               ---------------------------------------------------- --------- ----------
                                    MN Carlton Inter-Faith Social Services, Inc., Series 2000,
                                                  7.500% 04/01/19                                     250,000    267,205

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

HEALTH CARE - (continued)
Nursing Homes - (continued)                                                                               Par ($)   Value ($)
--------------------------------------------------- --------------------------------------------------- --------- -----------
                                         MN Sartell Foundation for Healthcare, Series 1999 A,
                                                       6.625% 09/01/29                                  2,000,000   2,073,940
                                                    --------------------------------------------------- --------- -----------
 PA Chester County Industrial Development Authority RHA/Pennsylvania Nursing Home, Series 2002,
                                                       8.500% 05/01/32                                    390,000     392,246
                                                    --------------------------------------------------- --------- -----------
PA Delaware County Industrial Development Authority Care Institute-Main and Haverford LLC, Series 2005,
                                                       9.000% 08/01/31                                     50,000      48,312
                                                    --------------------------------------------------- --------- -----------
        PA Lackawanna County Industrial Development Greenridge Nursing Center, Series 1990,
                                          Authority    7.750% 12/01/10 (e)(f)                              95,000      85,500
                                                    --------------------------------------------------- --------- -----------
 PA Luzerne County Industrial Development Authority Millville Nursing Center, Series 1990,
                                                       7.750% 12/01/12 (e)(f)                             160,000     144,000
                                                    --------------------------------------------------- --------- -----------
  TX Kirbyville Health Facilities Development Corp. Heartway III Project, Series 1997 A,
                                                       10.000% 03/20/18 (g)                               539,213     161,818
                                                    --------------------------------------------------- --------- -----------
    WA Kitsap County Consolidated Housing Authority Martha & Mary Health Services,
                                                     Series 1996,
                                                      Insured: GNMA
                                                       7.100% 02/20/36                                  1,000,000   1,149,280
                                                    --------------------------------------------------- --------- -----------
                                                                                              Nursing Homes Total  14,809,578
                                                                                                                  -----------
                                                                                                HEALTH CARE TOTAL 141,895,720

HOUSING - 10.2%
Assisted Living / Senior - 2.4%
                                                    --------------------------------------------------- --------- -----------
                                     DE Kent County Heritage at Dover, Series 1999, AMT,
                                                       7.625% 01/01/30                                  2,390,000   2,213,809
                                                    --------------------------------------------------- --------- -----------
                      GA Columbus Housing Authority The Gardens at Calvary Project, Series 1999,
                                                       7.000% 11/15/29                                  2,000,000   1,777,820
                                                    --------------------------------------------------- --------- -----------
                   IL Development Finance Authority Care Institute, Inc., Series 1995,
                                                       8.250% 06/01/25                                  1,845,000   1,915,553
                                                    --------------------------------------------------- --------- -----------
                                       MN Roseville Care Institute, Inc., Series 1993,
                                                       7.750% 11/01/23 (g)                              1,270,000     889,000
                                                    --------------------------------------------------- --------- -----------
                         NC Medical Care Commission DePaul Community Facilities:
                                                     Series 1998,
                                                       6.125% 01/01/28                                    500,000     466,130
                                                      Series 1999,
                                                       7.625% 11/01/29                                  1,940,000   2,034,245
                                                    --------------------------------------------------- --------- -----------
                    NY Huntington Housing Authority Gurwin Jewish Senior Center, Series 1999 A:
                                                       5.875% 05/01/19                                  1,900,000   1,878,245
                                                       6.000% 05/01/29                                    625,000     616,350
                                                    --------------------------------------------------- --------- -----------
      NY Mount Vernon Industrial Development Agency Series 1999,
                                                       6.200% 06/01/29                                  1,000,000   1,029,770

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

HOUSING - (continued)
Assisted Living / Senior - (continued)                                                                        Par ($)  Value ($)
------------------------------------------------ ---------------------------------------------------------- --------- ----------
 NY Suffolk County Industrial Development Agency Gurwin-Jewish Phase II, Series 2004,
                                                    6.700% 05/01/39                                           500,000    522,605
                                                 ---------------------------------------------------------- --------- ----------
TX Bell County Health Facility Development Corp. Care Institute, Inc., Series 1994,
                                                    9.000% 11/01/24                                           930,000    884,449
                                                 ---------------------------------------------------------- --------- ----------
                                                                                       Assisted Living / Senior Total 14,227,976
Multi-Family - 5.0%
                                                 ---------------------------------------------------------- --------- ----------
                  CO Health Facilities Authority Birchwood Manor Project,
                                                  Series 1991 A,
                                                  Insured: GNMA
                                                    7.250% 04/01/11                                           385,000    386,324
                                                 ---------------------------------------------------------- --------- ----------
                       DC Housing Finance Agency FDS Residential II LP,
                                                  Series 2004, AMT,
                                                  Insured: FHA
                                                    4.850% 06/01/35                                         1,460,000  1,477,097
                                                 ---------------------------------------------------------- --------- ----------
                                   DE Wilmington Electra Arms Senior Association Project, Series 1998, AMT,
                                                    6.250% 06/01/28                                           915,000    791,557
                                                 ---------------------------------------------------------- --------- ----------
     FL Broward County Housing Finance Authority Chaves Lake Apartment Project, Series 2000 A, AMT,
                                                    7.500% 07/01/40                                         1,250,000  1,265,175
                                                 ---------------------------------------------------------- --------- ----------
        FL Clay County Housing Finance Authority Madison Commons Apartments, Series 2000 A, AMT,
                                                    7.450% 07/01/40                                         1,230,000  1,248,647
                                                 ---------------------------------------------------------- --------- ----------
                       MA Housing Finance Agency Series 2004 A, AMT,
                                                  Insured: FSA
                                                    5.250% 07/01/25                                         5,000,000  5,191,800
                                                 Series 2005 A, AMT,
                                                    5.200% 06/01/36                                         1,500,000  1,522,815
                                                 Series 2005 E, AMT,
                                                    5.000% 12/01/28                                           750,000    764,077
                                                 ---------------------------------------------------------- --------- ----------
                            ME Housing Authority Series 2005 A-2, AMT,
                                                  Insured: FSA
                                                    4.950% 11/15/27                                         2,500,000  2,542,975
                                                 ---------------------------------------------------------- --------- ----------
                                    MN Lakeville Southfork Apartments Project, Series 1989 A,
                                                    9.875% 02/01/20                                           700,000    699,965
                                                 ---------------------------------------------------------- --------- ----------
    MN Washington County Housing & Redevelopment Cottages of Aspen, Series 1992, AMT,
                                       Authority    9.250% 06/01/22                                           445,000    455,311
                                                 ---------------------------------------------------------- --------- ----------
                              MN White Bear Lake Birch Lake Townhomes, Series 1989 A,
                                                    9.750% 07/15/19                                           750,000    753,668
                                                 ---------------------------------------------------------- --------- ----------
                      NC Medical Care Commission ARC Projects, Series 2004 A,
                                                    5.800% 10/01/34                                           800,000    817,152

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

HOUSING - (continued)
Multi-Family - (continued)                                                                           Par ($)  Value ($)
----------------------------------------------- -------------------------------------------------- --------- ----------
                   NC Raleigh Housing Authority Cedar Point Apartments, Series 1999 A:
                                                   5.100% 11/01/10 (g)                               250,000    135,000
                                                   5.875% 11/01/24 (g)                               200,000    108,000
                                                -------------------------------------------------- --------- ----------
           NJ Housing & Mortgage Finance Agency Series 2005 A, AMT,
                                                 Insured: FGIC
                                                   4.950% 11/01/37                                 2,685,000  2,727,101
                                                -------------------------------------------------- --------- ----------
                  NM Mortgage Finance Authority Series 2005, AMT,
                                                   4.800% 09/01/40                                 1,200,000  1,199,880
                                                -------------------------------------------------- --------- ----------
                         Resolution Trust Corp. Pass-Through Certificates, Series 1993 A,
                                                   8.500% 12/01/16 (h)                               455,481    452,571
                                                -------------------------------------------------- --------- ----------
   TN Chattanooga Health, Educational & Housing Series 2005,
                                 Facility Board    6.000% 10/01/35                                   600,000    607,254
                                                -------------------------------------------------- --------- ----------
       TN Franklin Industrial Development Board Landings Apartment Project, Series 1996 B,
                                                   8.750% 04/01/27                                 1,550,000  1,588,424
                                                -------------------------------------------------- --------- ----------
                    TX Affordable Housing Corp. NHT/GTEX Project, Series 2001 C,
                                                   10.000% 10/01/31 (e)(g)                         1,560,000     15,600
                                                -------------------------------------------------- --------- ----------
        TX El Paso County Housing Finance Corp. American Village Communities:
                                                 Series 2000 C,
                                                   8.000% 12/01/32                                   580,000    600,207
                                                  Series 2000 D,
                                                   10.000% 12/01/32                                  685,000    715,702
                                                -------------------------------------------------- --------- ----------
VA Alexandria Redevelopment & Housing Authority Courthouse Commons Apartments, Series 1990 A, AMT,
                                                   10.000% 01/01/21                                  500,000    407,160
                                                -------------------------------------------------- --------- ----------
                    WA Tacoma Housing Authority Redwood,
                                                 Series 2005, AMT,
                                                 Insured: GNMA
                                                   5.050% 11/20/37                                 3,000,000  3,064,980
                                                -------------------------------------------------- --------- ----------
                                                                                          Multi-Family Total 29,538,442
Single-Family - 2.8%
                                                -------------------------------------------------- --------- ----------
               CO Housing and Finance Authority Series 1995 D-1 AMT,
                                                   7.375% 06/01/26                                    95,000     96,325
                                                Series 1997 A-2, AMT,
                                                   7.250% 05/01/27                                    65,000     65,745
                                                -------------------------------------------------- --------- ----------
                           ME Housing Authority Series 2005 D-2, AMT,
                                                   4.800% 11/15/36 (d)                             2,000,000  2,007,840
                                                -------------------------------------------------- --------- ----------
                            MT Board of Housing Series 2005 A, AMT,
                                                   5.000% 06/01/36                                 1,000,000  1,022,490
                                                -------------------------------------------------- --------- ----------
           NJ Housing & Mortgage Finance Agency Series 2005 M, AMT,
                                                   5.000% 10/01/36                                 2,000,000  2,051,880

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

HOUSING - (continued)
Single-Family - (continued)                                                                Par ($)  Value ($)
------------------------------------------- -------------------------------------------- --------- ----------
        RI Housing & Mortgage Finance Corp. Series 2005, AMT,
                                               4.750% 10/01/30                           4,000,000  4,031,080
                                            -------------------------------------------- --------- ----------
                TX Affordable Housing Corp. Series 2005 A, AMT,
                                             Insured: GNMA
                                               5.100% 09/01/39 (d)                       3,300,000  3,404,016
                                            -------------------------------------------- --------- ----------
           VA Housing Development Authority Series 2005 A, AMT,
                                               5.000% 01/01/31                           1,500,000  1,536,525
                                            -------------------------------------------- --------- ----------
WI Housing & Economic Development Authority Series 2005 C, AMT,
                                               4.875% 03/01/36                           2,000,000  2,031,220
                                            -------------------------------------------- --------- ----------
                                                                               Single-Family Total 16,247,121
                                                                                                   ----------
                                                                                     HOUSING TOTAL 60,013,539

INDUSTRIALS - 4.6%
Food Products - 0.8%
                                            -------------------------------------------- --------- ----------
                     LA Port of New Orleans Continental Grain Co., Series 1993,
                                               7.500% 07/01/13                           2,000,000  2,035,180
                                            -------------------------------------------- --------- ----------
                          MI Strategic Fund Michigan Sugar Co.:
                                             Carrollton Project, Series 1998 C, AMT,
                                               6.550% 11/01/25                           1,500,000  1,448,685
                                              Sebewaing Project, Series 1998 A,
                                               6.250% 11/01/15                           1,000,000  1,009,540
                                            -------------------------------------------- --------- ----------
      OH Toledo Lucas County Port Authority Cargill, Inc. Project, Series 2004 A,
                                               4.800% 03/01/22                             500,000    510,995
                                            -------------------------------------------- --------- ----------
                                                                               Food Products Total  5,004,400
Forest Products & Paper - 1.7%
                                            -------------------------------------------- --------- ----------
     AL Camden Industrial Development Board Weyerhaeuser Co., Series 2003 B, AMT,
                                               6.375% 12/01/24                             275,000    302,896
                                            -------------------------------------------- --------- ----------
  AL Courtland Industrial Development Board International Paper Co., Series 2003 B, AMT,
                                               6.250% 08/01/25                           2,000,000  2,172,820
                                            -------------------------------------------- --------- ----------
AL Phenix City Industrial Development Board Meadwestvaco Corp., Series 2002 A, AMT,
                                               6.350% 05/15/35                           1,000,000  1,085,950
                                            -------------------------------------------- --------- ----------
                                  AR Camden International Paper Co., Series 2004 A, AMT,
                                               5.000% 11/01/18                             250,000    255,790
                                            -------------------------------------------- --------- ----------
   GA Rockdale County Development Authority Visy Paper, Inc., Series 1993, AMT,
                                               7.500% 01/01/26                           2,800,000  2,836,260
                                            -------------------------------------------- --------- ----------
                          MS Lowndes County Weyerhaeuser Co. Project:
                                             Series 1992 A,
                                               6.800% 04/01/22                           1,995,000  2,449,481
                                              Series 1992 B,
                                               6.700% 04/01/22                             230,000    282,513

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

INDUSTRIALS - (continued)
Forest Products & Paper - (continued)                                                                         Par ($)  Value ($)
-------------------------------------------------- -------------------------------------------------------- --------- ----------
VA Bedford County Industrial Development Authority Nekoosa Packaging Corp., Series 1998, AMT,
                                                      5.600% 12/01/25                                         400,000    405,256
                                                   -------------------------------------------------------- --------- ----------
                                                                                        Forest Products & Paper Total  9,790,966
Manufacturing - 0.5%
                                                   -------------------------------------------------------- --------- ----------
   IL Will-Kankakee Regional Development Authority Flanders Corp., Precisionaire Project, Series 1997, AMT,
                                                      6.500% 12/15/17                                         780,000    797,347
                                                   -------------------------------------------------------- --------- ----------
                      KS Wichita Airport Authority Cessna Citation Service Center, Series 2002 A, AMT,
                                                      6.250% 06/15/32                                       1,875,000  2,015,063
                                                   -------------------------------------------------------- --------- ----------
                                                                                                  Manufacturing Total  2,812,410
Metals & Mining - 0.2%
                                                   -------------------------------------------------------- --------- ----------
              NV Department of Business & Industry Wheeling-Pittsburgh Steel Corp., Series 1999 A, AMT,
                                                      8.000% 09/01/14 (h)                                     444,193    456,440
                                                   -------------------------------------------------------- --------- ----------
      VA Greensville County Industrial Development Wheeling-Pittsburgh Steel Corp., Series 1999 A, AMT,
                                         Authority    7.000% 04/01/14                                         865,000    841,809
                                                   -------------------------------------------------------- --------- ----------
                                                                                                Metals & Mining Total  1,298,249
Oil & Gas - 1.4%
                                                   -------------------------------------------------------- --------- ----------
   NJ Middlesex County Pollution Control Authority Amerada Hess Corp., Series 2004,
                                                      6.050% 09/15/34                                         285,000    305,232
                                                   -------------------------------------------------------- --------- ----------
  NV Clark County Industrial Development Authority Southwest Gas Corp., Series 2003 E, AMT,
                                                      5.800% 03/01/38                                       1,750,000  1,889,580
                                                   -------------------------------------------------------- --------- ----------
    TX Gulf Coast Industrial Development Authority Citgo Petroleum, Series 1998, AMT,
                                                      8.000% 04/01/28                                         875,000    993,930
                                                   -------------------------------------------------------- --------- ----------
        TX Texas City Industrial Development Corp. Arco Pipe Line Co. Project, Series 1990,
                                                      7.375% 10/01/20                                       2,000,000  2,659,820
                                                   -------------------------------------------------------- --------- ----------
                      VI Virgin Islands Government Hovensa, Series 2002, AMT,
                                                      6.500% 07/01/21                                         125,000    142,820
                                                   -------------------------------------------------------- --------- ----------
        VI Virgin Islands Public Finance Authority Hovensa LCC:
                                                    Series 2003, AMT,
                                                      6.125% 07/01/22                                         875,000    967,383
                                                     Series 2004, AMT,
                                                      5.875% 07/01/22                                       1,000,000  1,088,510
                                                   -------------------------------------------------------- --------- ----------
                                                                                                      Oil & Gas Total  8,047,275
                                                                                                                      ----------
                                                                                                    INDUSTRIALS TOTAL 26,953,300

OTHER - 8.9%
Other - 0.6%
                                                   -------------------------------------------------------- --------- ----------
                 NJ Economic Development Authority Motor Vehicle Commission,
                                                    Series 2003 A,
                                                    Insured: MBIA
                                                      (b) 07/01/14                                          2,500,000  1,764,175

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

OTHER - (continued)
Other - (continued)                                                                               Par ($) Value ($)
-------------------------------------------------- ------------------------------------------- ---------- ---------
              NY Convention Center Operating Corp. Yale Building Project, Series 2003,
                                                      (b) 06/01/08                              2,100,000 1,838,718
                                                   ------------------------------------------- ---------- ---------
                                                                                              Other Total 3,602,893
Pool / Bond Bank - 0.5%
                                                   ------------------------------------------- ---------- ---------
       OH Cleveland-Cuyahoga County Port Authority Myers University Project:
                                                    Series 2004 E,
                                                      5.600% 05/15/25                             530,000   542,694
                                                     Series 2005 B,
                                                      5.125% 05/15/25                             750,000   755,662
                                                   ------------------------------------------- ---------- ---------
                   OH Summit County Port Authority Seville Project, Series 2005 A,
                                                      5.100% 05/15/25                             500,000   504,530
                                                   ------------------------------------------- ---------- ---------
         SD Economic Development Finance Authority Davis Family Sodak, Series 2004 4-A, AMT,
                                                      6.000% 04/01/29                           1,400,000 1,452,892
                                                   ------------------------------------------- ---------- ---------
                                                                                   Pool / Bond Bank Total 3,255,778
Refunded / Escrowed(i) - 5.9%
                                                   ------------------------------------------- ---------- ---------
                                   CO Adams County Series 1991 B:
                                                     Escrowed to Maturity
                                                      11.250% 09/01/11                            220,000   314,939
                                                     Pre-refunded 09/01/09
                                                      11.250% 09/01/11 (k)                        325,000   425,380
                                                     Pre-refunded 09/01/10
                                                      11.250% 09/01/11                            360,000   493,560
                                                   ------------------------------------------- ---------- ---------
                   CO Department of Transportation Series 2001:
                                                    Pre-refunded 06/15/08
                                                     Insured: MBIA
                                                      8.495% 12/15/08 (h)(j)                    3,000,000 3,802,470
                                                      8.495% 12/15/08 (h)(j)                    2,000,000 2,534,520
                                                   ------------------------------------------- ---------- ---------
                 CO E-470 Public Highway Authority Series 2000 B,
                                                    Pre-refunded 09/01/10
                                                      (b) 09/01/35                             17,500,000 2,243,850
                                                   ------------------------------------------- ---------- ---------
                          CT Development Authority New Haven Residuals LP,
                                                    Series 1996, AMT,
                                                    Escrowed to Maturity
                                                      8.250% 12/01/06                             335,000   352,286
                                                   ------------------------------------------- ---------- ---------
FL Northern Palm Beach County Improvement District Series 1999:
                                                    Pre-refunded 08/01/09
                                                    Insured: MBIA
                                                      5.900% 08/01/19                             500,000   560,255
                                                      6.000% 08/01/29                             750,000   843,247
                                                   ------------------------------------------- ---------- ---------
      FL Orange County Health Facilities Authority Orlando Lutheran Towers, Inc., Series 1996,
                                                    Pre-refunded 07/01/06
                                                      8.625% 07/01/20                           1,500,000 1,629,255

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

OTHER - (continued)
Refunded / Escrowed(i) - (continued)                                                                        Par ($)  Value ($)
---------------------------------------------- ---------------------------------------------------------- --------- ----------
            FL Tampa Bay Water Utility Systems Series 1999,
                                                Pre-refunded 10/01/11
                                                Insured: FGIC
                                                  8.975% 10/01/23 (h)(j)                                  7,500,000  9,623,325
                                               ---------------------------------------------------------- --------- ----------
          GA Forsyth County Hospital Authority Georgia Baptist Health Care System, Series 1998,
                                                Escrowed to Maturity
                                                  6.000% 10/01/08                                           620,000    650,628
                                               ---------------------------------------------------------- --------- ----------
               GA Municipal Electric Authority Series 1991 V:
                                                Escrowed to Maturity
                                                  6.600% 01/01/18                                           690,000    857,980
                                                 Pre-refunded 01/01/13
                                                  6.600% 01/01/18                                            75,000     93,218
                                               ---------------------------------------------------------- --------- ----------
                     IL University of Illinois Utility Infrastructure Projects, Series 2001 A,
                                                Pre-refunded 08/15/11
                                                Insured: AMBAC
                                                  5.500% 08/15/16                                         1,425,000  1,604,251
                                               ---------------------------------------------------------- --------- ----------
             NC Eastern Municipal Power Agency Series 1991 A, Escrowed to Maturity
                                                  6.500% 01/01/18                                         3,320,000  4,228,452
                                               ---------------------------------------------------------- --------- ----------
                             NC Lincoln County Lincoln County Hospital, Series 1991, Escrowed to Maturity
                                                  9.000% 05/01/07                                            85,000     91,335
                                               ---------------------------------------------------------- --------- ----------
             NJ Economic Development Authority Winchester Gardens, Series 1996 A, Pre-refunded 11/01/06
                                                  8.625% 11/01/25                                         2,000,000  2,191,900
                                               ---------------------------------------------------------- --------- ----------
                                   NY New York Series 1995 B,
                                                Escrowed to Maturity
                                                  7.250% 08/15/07                                            55,000     60,156
                                               ---------------------------------------------------------- --------- ----------
TN Shelby County Health, Educational & Housing Open Arms Development Centers:
                              Facilities Board  Series 1992 A,
                                                Pre-refunded 08/01/07
                                                  9.750% 08/01/19                                           280,000    327,169
                                                 Series 1992 C,
                                                 Pre-refunded 08/01/07
                                                  9.750% 08/01/19                                           280,000    325,836
                                               ---------------------------------------------------------- --------- ----------
                 WV Hospital Finance Authority Charleston Area Medical Center, Series 2000,
                                                Pre-refunded 09/01/10
                                                  6.750% 09/01/30                                           925,000  1,092,138
                                               ---------------------------------------------------------- --------- ----------
                                                                                          Refunded / Escrowed Total 34,346,150
Tobacco - 1.9%
                                               ---------------------------------------------------------- --------- ----------
  CA Golden State Tobacco Securitization Corp. Series 2003 A-1:
                                                  6.250% 06/01/33                                         2,850,000  3,115,534
                                                  6.750% 06/01/39                                           200,000    225,082
                                               Series 2003 B,
                                                  5.500% 06/01/43                                         1,250,000  1,374,375
                                               ---------------------------------------------------------- --------- ----------
         LA Tobacco Settlement Financing Corp. Series 2001 B,
                                                  5.875% 05/15/39                                         1,000,000  1,040,580

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

OTHER - (continued)
Tobacco - (continued)                                                                                   Par ($)  Value ($)
---------------------------------------------------- ------------------------------------------------ --------- ----------
               NJ Tobacco Settlement Financing Corp. Series 2003,
                                                        6.750% 06/01/39                               2,000,000  2,245,220
                                                     ------------------------------------------------ --------- ----------
               SC Tobacco Settlement Financing Corp. Series 2001 B,
                                                        6.375% 05/15/28                               1,000,000  1,065,370
                                                     ------------------------------------------------ --------- ----------
               VA Tobacco Settlement Financing Corp. Series 2005,
                                                        5.625% 06/01/37                               2,000,000  2,054,980
                                                     ------------------------------------------------ --------- ----------
                                                                                                  Tobacco Total 11,121,141
                                                                                                                ----------
                                                                                                    OTHER TOTAL 52,325,962

OTHER REVENUE - 2.7%
Hotels - 1.0%
                                                     ------------------------------------------------ --------- ----------
           NJ Middlesex County Improvement Authority Heldrich Associates LLC, Series 2005 B,
                                                        6.250% 01/01/37                               2,250,000  2,249,123
                                                     ------------------------------------------------ --------- ----------
PA Philadelphia Authority for Industrial Development Doubletree Project, Series 1997 A,
                                                        6.500% 10/01/27                               2,000,000  2,075,820
                                                     ------------------------------------------------ --------- ----------
       TX San Antonio Convention Hotel Finance Corp. Hotel Investments LP,
                                                      Series 2005 A, AMT,
                                                      Insured: AMBAC
                                                        5.000% 07/15/34                               1,500,000  1,560,885
                                                     ------------------------------------------------ --------- ----------
                                                                                                   Hotels Total  5,885,828
Recreation - 1.3%
                                                     ------------------------------------------------ --------- ----------
              CA Agua Caliente Band Cahuilla Indians Series 2003,
                                                        6.000% 07/01/18                               1,000,000  1,057,190
                                                     ------------------------------------------------ --------- ----------
                     CA Cabazon Band Mission Indians Series 2004:
                                                        8.375% 10/01/15 (h)                             550,000    570,141
                                                        8.750% 10/01/19 (h)                           1,950,000  2,019,401
                                                     ------------------------------------------------ --------- ----------
                CT Mashantucket Western Pequot Tribe Series 1999 B,
                                                        (b) 09/01/15 (h)                              2,000,000  1,221,220
                                                     ------------------------------------------------ --------- ----------
                   CT Mohegan Tribe Gaming Authority Series 2001,
                                                        6.250% 01/01/31 (h)                             475,000    515,370
                                                     ------------------------------------------------ --------- ----------
                             FL Capital Trust Agency Seminole Tribe Convention Center, Series 2002 A,
                                                        10.000% 10/01/33 (h)                          2,050,000  2,282,634
                                                     ------------------------------------------------ --------- ----------
                        NM Red River Sports Facility Red River Ski Area Project, Series 1998,
                                                        6.450% 06/01/07                                 120,000    121,442
                                                     ------------------------------------------------ --------- ----------
                                                                                               Recreation Total  7,787,398
Retail - 0.4%
                                                     ------------------------------------------------ --------- ----------
                                LA Beauregard Parish OfficeMax Corp., Series 2002,
                                                        6.800% 02/01/27                               1,750,000  1,898,488

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

OTHER REVENUE - (continued)
Retail - (continued)                                                                                      Par ($)  Value ($)
--------------------------------------------------- --------------------------------------------------- --------- ----------
                                     OH Lake County North Madison Properties, Series 1993,
                                                       8.819% 09/01/11                                    445,000    446,566
                                                    --------------------------------------------------- --------- ----------
                                                                                                     Retail Total  2,345,054
                                                                                                                  ----------
                                                                                              OTHER REVENUE TOTAL 16,018,280

RESOURCE RECOVERY - 1.7%
Disposal - 0.7%
                                                    --------------------------------------------------- --------- ----------
                   IL Development Finance Authority Waste Management, Inc., Series 1997, AMT,
                                                       5.050% 01/01/10                                    250,000    261,663
                                                    --------------------------------------------------- --------- ----------
                       MA Industrial Finance Agency Peabody Monofill Associates, Inc., Series 1994,
                                                       9.000% 09/01/05                                    180,000    180,653
                                                    --------------------------------------------------- --------- ----------
                                     OH Solid Waste Republic Services, Series 2004, AMT,
                                                       4.250% 04/01/33                                  2,000,000  1,989,780
                                                    --------------------------------------------------- --------- ----------
                                   UT Carbon County Laidlaw Environmental, Series 1997 A, AMT,
                                                       7.450% 07/01/17                                  1,500,000  1,577,190
                                                    --------------------------------------------------- --------- ----------
                                                                                                   Disposal Total  4,009,286
Resource Recovery - 1.0%
                                                    --------------------------------------------------- --------- ----------
                      MA Development Finance Agency Ogden Haverhill Associates, Series 1999 A, AMT,
                                                       6.700% 12/01/14                                    750,000    815,138
                                                    --------------------------------------------------- --------- ----------
                       MA Industrial Finance Agency Ogden Haverhill Associates, Series 1998 A, AMT:
                                                       5.500% 12/01/13                                    500,000    512,860
                                                       5.600% 12/01/19                                  1,000,000  1,028,080
                                                    --------------------------------------------------- --------- ----------
    NY Niagara County Industrial Development Agency American REF-Fuel Co., LLC, Series 2001 A, AMT,
                                                       5.450% 11/15/26                                  1,000,000  1,079,520
                                                    --------------------------------------------------- --------- ----------
PA Delaware County Industrial Development Authority American REF-Fuel Co., Series 1997 A,
                                                       6.200% 07/01/19                                  2,225,000  2,317,493
                                                    --------------------------------------------------- --------- ----------
                                                                                          Resource Recovery Total  5,753,091
                                                                                                                  ----------
                                                                                          RESOURCE RECOVERY TOTAL  9,762,377

TAX-BACKED - 16.6%
Local Appropriated - 2.1%
                                                    --------------------------------------------------- --------- ----------
                                         CA Compton Civic Center & Capital Improvements, Series 1997 A,
                                                       5.500% 09/01/15                                  1,500,000  1,569,165
                                                    --------------------------------------------------- --------- ----------
CA Southeast Resource Recovery Facilities Authority Series 2003 B, AMT,
                                                     Insured: AMBAC
                                                       5.375% 12/01/18                                  2,000,000  2,179,640
                                                    --------------------------------------------------- --------- ----------
          MN Andover Economic Development Authority Andover Community Center, Series 2004,
                                                       5.200% 02/01/34                                    750,000    786,307

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Local Appropriated - (continued)                                                               Par ($)  Value ($)
--------------------------------------------- ---------------------------------------------- --------- ----------
          MO Industrial Development Authority Convention Center Hotel,
                                               Series 2000,
                                               Insured: AMBAC
                                                 (b) 07/15/18                                3,000,000  1,735,740
                                              ---------------------------------------------- --------- ----------
           SC Berkeley County School District Series 2003,
                                                 5.000% 12/01/28                             2,000,000  2,069,360
                                              ---------------------------------------------- --------- ----------
   SC Dorchester County School District No. 2 Series 2004,
                                                 5.250% 12/01/29                             1,000,000  1,056,240
                                              ---------------------------------------------- --------- ----------
  SC Lancaster Educational Assistance Program Lancaster County School District, Series 2004,
                                                 5.000% 12/01/26                             1,350,000  1,386,693
                                              ---------------------------------------------- --------- ----------
     SC Laurens County School District No. 55 Series 2005,
                                                 5.250% 12/01/30                             1,400,000  1,456,952
                                              ---------------------------------------------- --------- ----------
                                                                              Local Appropriated Total 12,240,097
Local General Obligations - 4.4%
                                              ---------------------------------------------- --------- ----------
      CA East Side Union High School District Series 2003 B,
                                               Insured: MBIA
                                                 5.100% 02/01/20                             1,320,000  1,498,042
                                              ---------------------------------------------- --------- ----------
              CA Empire Union School District Series 1987-1 A,
                                               Insured: AMBAC
                                                 (b) 10/01/21                                1,665,000    812,953
                                              ---------------------------------------------- --------- ----------
    CA Los Angeles Community College District Series 2003 B,
                                               Insured: FSA
                                                 5.000% 08/01/19                             2,000,000  2,188,980
                                              ---------------------------------------------- --------- ----------
       CA Los Angeles Unified School District Series 1997 E,
                                               Insured: MBIA
                                                 5.125% 01/01/27                             3,800,000  4,049,318
                                              Series 2002,
                                               Insured: MBIA
                                                 5.750% 07/01/16                               800,000    952,720
                                              ---------------------------------------------- --------- ----------
              CA Modesto High School District Series 2002 A,
                                               Insured: FGIC
                                                 (b) 08/01/19                                2,650,000  1,439,427
                                              ---------------------------------------------- --------- ----------
       CA Pasadena Community College District Series 2003 A,
                                               Insured: FGIC
                                                 5.000% 06/01/19                             1,290,000  1,409,725
                                              ---------------------------------------------- --------- ----------
           CA Rocklin Unified School District Series 2003,
                                               Insured: FGIC
                                                 (b) 08/01/17                                3,130,000  1,880,566
                                              ---------------------------------------------- --------- ----------
CA William S. Hart Union High School District Series 2003 A,
                                               Insured: MBIA
                                                 5.000% 09/01/19                             1,625,000  1,769,934

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Local General Obligations - (continued)                                                     Par ($)  Value ($)
---------------------------------------------------- ------------------------------------ --------- ----------
              CO Red Sky Ranch Metropolitan District Series 2003,
                                                        6.050% 12/01/33                   1,000,000  1,032,690
                                                     ------------------------------------ --------- ----------
                    IL Hoffman Estates Park District Series 2004,
                                                        5.250% 12/01/23                   1,000,000  1,068,110
                                                     ------------------------------------ --------- ----------
                                    NY New York City Series 1995 B,
                                                        7.250% 08/15/07                     945,000  1,027,612
                                                     Series 2003 J,
                                                        5.500% 06/01/18                   1,500,000  1,661,040
                                                     ------------------------------------ --------- ----------
                      OH Dublin City School District Series 2003,
                                                      Insured: FSA
                                                        5.000% 12/01/20                   2,450,000  2,671,137
                                                     ------------------------------------ --------- ----------
             TX Dallas County Flood Control District Series 2002,
                                                        7.250% 04/01/32                   1,000,000  1,045,490
                                                     ------------------------------------ --------- ----------
              WA Clark County School District No. 37 Series 2001 C,
                                                      Insured: FGIC
                                                        (b) 12/01/18                      2,500,000  1,401,425
                                                     ------------------------------------ --------- ----------
                                                                    Local General Obligations Total 25,909,169
Special Non - Property Tax - 2.1%
                                                     ------------------------------------ --------- ----------
MO St. Louis County Industrial Development Authority Kiel Center Arena, Series 1992, AMT,
                                                        7.875% 12/01/24                   3,000,000  3,059,400
                                                     ------------------------------------ --------- ----------
                   NJ Economic Development Authority Cigarette Tax, Series 2004:
                                                        5.500% 06/15/31                     315,000    333,481
                                                        5.750% 06/15/29                   1,000,000  1,082,110
                                                     ------------------------------------ --------- ----------
                                NY Thruway Authority Series 2003 A,
                                                      Insured: MBIA
                                                        5.000% 03/15/20                   3,500,000  3,795,225
                                                     ------------------------------------ --------- ----------
            PR Commonwealth of Puerto Rico Highway & Series 2003 AA:
                            Transportation Authority  Insured: MBIA
                                                        5.500% 07/01/18                   1,225,000  1,450,963
                                                        5.500% 07/01/19                   2,320,000  2,756,369
                                                     ------------------------------------ --------- ----------
                                                                   Special Non - Property Tax Total 12,477,548
Special Property Tax - 4.9%
                                                     ------------------------------------ --------- ----------
                 CA Carson Improvement Bond Act 1915 Series 1992,
                                                        7.375% 09/02/22                     135,000    144,077
                                                     ------------------------------------ --------- ----------
   CA Huntington Beach Community Facilities District Grand Coast Resort, Series 2001-1,
                                                        6.450% 09/01/31                   1,250,000  1,318,675
                                                     ------------------------------------ --------- ----------
                 CA Irvine Improvement Bond Act 1915 No. 00-18-GRP 3, Series 2003,
                                                        5.550% 09/02/26                     500,000    509,810

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Special Property Tax - (continued)                                                                     Par ($) Value ($)
--------------------------------------------------- ------------------------------------------------ --------- ---------
CA Lincoln Community Facilities District No. 2003-1 Series 2004:
                                                       5.750% 09/01/20                                 500,000   509,195
                                                       5.900% 09/01/24                                 500,000   513,400
                                                    ------------------------------------------------ --------- ---------
              CA Oakdale Public Financing Authority Central City Redevelopment Project, Series 2004,
                                                       5.375% 06/01/33                               2,000,000 2,049,020
                                                    ------------------------------------------------ --------- ---------
      CA Oceanside Community Development Commission Downtown Redevelopment Project, Series 2003,
                                                       5.700% 09/01/25                                 500,000   525,940
                                                    ------------------------------------------------ --------- ---------
     CA Orange County Community Facilities District Ladera Ranch:
                                                     Series 1999 A,
                                                       6.500% 08/15/21                               1,000,000 1,139,450
                                                      Series 2003 A,
                                                       5.550% 08/15/33                               1,000,000 1,031,300
                                                    ------------------------------------------------ --------- ---------
         CA Orange County Improvement Bond Act 1915 Phase IV, No. 01-1-B, Series 2003,
                                                       5.750% 09/02/33                               1,000,000 1,030,470
                                                    ------------------------------------------------ --------- ---------
CA Redwood City Community Facilities District No. 1 Series 2003 B,
                                                       6.000% 09/01/33                                 700,000   734,405
                                                    ------------------------------------------------ --------- ---------
   CA Temecula Valley Unified School District No. 1 Series 2003,
                                                       6.125% 09/01/33                                 600,000   614,844
                                                    ------------------------------------------------ --------- ---------
     FL Brandy Creek Community Development District Series 2003 A,
                                                       6.350% 05/01/34                                 990,000 1,049,875
                                                    ------------------------------------------------ --------- ---------
      FL Celebration Community Development District Series 2003 A,
                                                       6.400% 05/01/34                                 990,000 1,061,013
                                                    ------------------------------------------------ --------- ---------
     FL Colonial Country Club Community Development Series 2003,
                                           District    6.400% 05/01/33                                 735,000   787,722
                                                    ------------------------------------------------ --------- ---------
 FL Concorde Estates Community Development District Series 2004 A,
                                                       5.850% 05/01/35                               1,320,000 1,353,290
                                                    ------------------------------------------------ --------- ---------
    FL Double Branch Community Development District Series 2002 A,
                                                       6.700% 05/01/34                                 695,000   760,379
                                                    Series 2003 B,
                                                       5.375% 05/01/08                                 720,000   732,586
                                                    ------------------------------------------------ --------- ---------
   FL Heritage Palms Community Development District Series 1999 A,
                                                       6.250% 11/01/07                                 140,000   140,829
                                                    ------------------------------------------------ --------- ---------
            FL Islands at Doral Southwest Community Series 2003,
                               Development District    6.375% 05/01/35                                 770,000   823,476
                                                    ------------------------------------------------ --------- ---------
   FL Lexington Oaks Community Development District Series 1998 A,
                                                       6.125% 05/01/19                                 250,000   254,683
                                                    Series 2000 A,
                                                       7.200% 05/01/30                                 665,000   697,492
                                                    Series 2002 A,
                                                       6.700% 05/01/33                                 250,000   268,535

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Special Property Tax - (continued)                                                                  Par ($)  Value ($)
------------------------------------------------ ------------------------------------------------ --------- ----------
FL Middle Village Community Development District Series 2004 A,
                                                    6.000% 05/01/35                               2,000,000  2,082,840
                                                 ------------------------------------------------ --------- ----------
                                      FL Orlando Conroy Road Interchange Project, Series 1998 A:
                                                    5.500% 05/01/10                                 280,000    290,430
                                                    5.800% 05/01/26                                 600,000    616,974
                                                 ------------------------------------------------ --------- ----------
    FL Seven Oaks Community Development District Series 2004 A,
                                                    5.875% 05/01/35                                 500,000    510,650
                                                 Series 2004 B,
                                                    5.000% 05/01/09                                 750,000    757,575
                                                 ------------------------------------------------ --------- ----------
   FL Stoneybrook Community Development District Series 1998 A,
                                                    6.100% 05/01/19                                 750,000    764,242
                                                 Series 1998 B,
                                                    5.700% 05/01/08                                  25,000     25,414
                                                 ------------------------------------------------ --------- ----------
   FL Westchester Community Development District Series 2003,
                                                    6.125% 05/01/35                                 800,000    842,792
                                                 ------------------------------------------------ --------- ----------
                                      IL Chicago Pilsen Redevelopment, Series 2004 B,
                                                    6.750% 06/01/22                               1,225,000  1,291,787
                                                 ------------------------------------------------ --------- ----------
     IL Lincolnshire Special Services Area No. 1 Sedgebrook Project, Series 2004,
                                                    6.250% 03/01/34                                 750,000    796,417
                                                 ------------------------------------------------ --------- ----------
                    MI Pontiac Finance Authority Development Area No. 3, Series 2002,
                                                    6.375% 06/01/31                               1,000,000  1,013,250
                                                 ------------------------------------------------ --------- ----------
                                    MO Riverside L-385 Levee Project, Series 2004,
                                                    5.250% 05/01/20                               1,275,000  1,323,526
                                                 ------------------------------------------------ --------- ----------
                                                                                 Special Property Tax Total 28,366,363
State Appropriated - 0.7%
                                                 ------------------------------------------------ --------- ----------
                           CA Public Works Board Coalinga State Hospital, Series 2004 A,
                                                    5.500% 06/01/19                               1,000,000  1,122,730
                                                 ------------------------------------------------ --------- ----------
                          LA Military Department Custody Receipts, Series 2004,
                                                    4.850% 05/01/24                               1,500,000  1,503,630
                                                 ------------------------------------------------ --------- ----------
         NY Triborough Bridge & Tunnel Authority Javits Convention Center Project, Series 1990 E,
                                                    7.250% 01/01/10                               1,525,000  1,685,644
                                                 ------------------------------------------------ --------- ----------
                                                                                   State Appropriated Total  4,312,004
State General Obligations - 2.4%
                                                 ------------------------------------------------ --------- ----------
                                        CA State Series 2003:
                                                    5.250% 02/01/18                               2,000,000  2,257,960
                                                    5.250% 02/01/20                               2,000,000  2,267,060
                                                    5.250% 02/01/23                                 800,000    905,824
                                                 ------------------------------------------------ --------- ----------
   MA Massachusetts Bay Transportation Authority Series 1992 B,
                                                  Insured: MBIA
                                                    6.200% 03/01/16                               5,825,000  6,978,758

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
State General Obligations - (continued)                                                                          Par ($)
---------------------------------------------------- --------------------------------------------------------- ---------
                      PR Commonwealth of Puerto Rico Series 2004 A,
                                                        5.000% 07/01/30                                        1,200,000
                                                     --------------------------------------------------------- ---------
                                                                                         State General Obligations Total

                                                                                                        TAX-BACKED TOTAL

TRANSPORTATION - 6.6%
Air Transportation - 2.9%
                                                     --------------------------------------------------------- ---------
  CA Los Angeles Regional Airports Improvement Corp. American Airlines, Inc., Series 2000 C, AMT,
                                                        7.500% 12/01/24                                          400,000
                                                     --------------------------------------------------------- ---------
                             FL Capital Trust Agency Air Cargo Orlando Project, Series 2003, AMT,
                                                        6.750% 01/01/32                                          650,000
                                                     --------------------------------------------------------- ---------
                   IN Indianapolis Airport Authority Fed Ex Corp., Series 2004, AMT,
                                                        5.100% 01/15/17                                        1,000,000
                                                     --------------------------------------------------------- ---------
                                   MA Port Authority Delta Air Lines, Inc.,
                                                      Series 2001 A, AMT,
                                                      Insured: AMBAC
                                                        5.500% 01/01/16                                        2,935,000
                                                     --------------------------------------------------------- ---------
     MN Minneapolis & St. Paul Metropolitan Airports Northwest Airlines, Inc.:
                                          Commission  Series 2001 A, AMT,
                                                        7.000% 04/01/25                                        1,800,000
                                                       Series 2005, AMT,
                                                        7.375% 04/01/25                                          500,000
                                                     --------------------------------------------------------- ---------
          NC Charlotte Douglas International Airport US Airways, Inc.:
                                                      Series 1998, AMT,
                                                        5.600% 07/01/27 (l)                                    1,500,000
                                                       Series 2000, AMT,
                                                        7.750% 02/01/28 (l)                                    1,250,000
                                                     --------------------------------------------------------- ---------
                   NJ Economic Development Authority Continental Airlines, Inc.:
                                                      Series 1999, AMT:
                                                        6.250% 09/15/19                                        1,600,000
                                                        6.250% 09/15/29                                          500,000
                                                       Series 2003, AMT,
                                                        9.000% 06/01/33                                        1,000,000
                                                     --------------------------------------------------------- ---------
PA Philadelphia Authority for Industrial Development Aero Philadelphia, Series 1999, AMT:
                                                        5.250% 01/01/09                                          250,000
                                                        5.500% 01/01/24                                        1,000,000
                                                     --------------------------------------------------------- ---------
 TX Dallas-Fort Worth International Airport Facility AMR Corp., Series 2000 A,
                                                        9.000% 05/01/29 (d)                                    2,250,000
                                                     --------------------------------------------------------- ---------
             TX Houston Industrial Development Corp. United Parcel Service of America, Inc., Series 2002, AMT,
                                                        6.000% 03/01/23                                        1,035,000
                                                     --------------------------------------------------------- ---------
                                                                                                Air Transportation Total



                                                           Value ($)
--------------------------------------------------------- ----------
Series 2004 A,
   5.000% 07/01/30                                         1,286,280
--------------------------------------------------------- ----------
                                    State General Obligations Total 13,695,882
                                                          ----------
                                                   TAX-BACKED TOTAL 97,001,063



--------------------------------------------------------- ----------
American Airlines, Inc., Series 2000 C, AMT,
   7.500% 12/01/24                                           421,020
--------------------------------------------------------- ----------
Air Cargo Orlando Project, Series 2003, AMT,
   6.750% 01/01/32                                           654,251
--------------------------------------------------------- ----------
Fed Ex Corp., Series 2004, AMT,
   5.100% 01/15/17                                         1,058,530
--------------------------------------------------------- ----------
Delta Air Lines, Inc.,
 Series 2001 A, AMT,
 Insured: AMBAC
   5.500% 01/01/16                                         3,126,215
--------------------------------------------------------- ----------
Northwest Airlines, Inc.:
 Series 2001 A, AMT,
   7.000% 04/01/25                                         1,682,226
  Series 2005, AMT,
   7.375% 04/01/25                                           485,220
--------------------------------------------------------- ----------
US Airways, Inc.:
 Series 1998, AMT,
   5.600% 07/01/27 (l)                                       975,105
  Series 2000, AMT,
   7.750% 02/01/28 (l)                                       920,688
--------------------------------------------------------- ----------
Continental Airlines, Inc.:
 Series 1999, AMT:
   6.250% 09/15/19                                         1,430,624
   6.250% 09/15/29                                           434,880
  Series 2003, AMT,
   9.000% 06/01/33                                         1,054,490
--------------------------------------------------------- ----------
Aero Philadelphia, Series 1999, AMT:
   5.250% 01/01/09                                           252,453
   5.500% 01/01/24                                           999,110
--------------------------------------------------------- ----------
AMR Corp., Series 2000 A,
   9.000% 05/01/29 (d)                                     2,285,167
--------------------------------------------------------- ----------
United Parcel Service of America, Inc., Series 2002, AMT,
   6.000% 03/01/23                                         1,086,419
--------------------------------------------------------- ----------
                                           Air Transportation Total 16,866,398

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

TRANSPORTATION - (continued)
Airports - 1.5%                                                                           Par ($)  Value ($)
---------------------------------------------- ---------------------------------------- --------- ----------
CA Burbank Glendale Pasadena Airport Authority Series 2005 B, AMT,
                                                Insured: AMBAC
                                                  5.000% 07/01/23                       1,500,000  1,573,440
                                               ---------------------------------------- --------- ----------
 DC Metropolitan Washington Airports Authority Series 2003 A, AMT,
                                                Insured: FGIC
                                                  5.000% 10/01/33                       1,500,000  1,559,520
                                               ---------------------------------------- --------- ----------
                    GA Augusta Airport Revenue Series 2005,
                                                  5.150% 01/01/35                         600,000    616,056
                                               ---------------------------------------- --------- ----------
    NC Charlotte Douglas International Airport Series 1999, AMT,
                                                Insured: MBIA
                                                  9.560% 04/20/19 (h)(j)(k)             4,000,000  4,863,440
                                               ---------------------------------------- --------- ----------
                                                                                   Airports Total  8,612,456
Ports - 1.0%
                                               ---------------------------------------- --------- ----------
                            WA Port of Seattle Series 2000 A, AMT,
                                                Insured: MBIA
                                                  9.446% 08/01/07 (h)(j)                1,250,000  1,507,075
                                               Series 2000 B, AMT,
                                                Insured: MBIA
                                                  9.446% 08/01/08 (h)(j)                3,750,000  4,599,412
                                               ---------------------------------------- --------- ----------
                                                                                      Ports Total  6,106,487
Toll Facilities - 0.9%
                                               ---------------------------------------- --------- ----------
             CO E-470 Public Highway Authority Series 2000 B,
                                                Insured: MBIA
                                                  (b) 09/01/18                          4,000,000  2,275,360
                                               ---------------------------------------- --------- ----------
 CO Northwest Parkway Public Highway Authority Series 2001 D,
                                                  7.125% 06/15/41                       2,750,000  2,976,105
                                               ---------------------------------------- --------- ----------
                                                                            Toll Facilities Total  5,251,465
Transportation - 0.3%
                                               ---------------------------------------- --------- ----------
          NV Department of Business & Industry Las Vegas Monorail Project, Series 2000,
                                                  7.375% 01/01/40                       1,750,000  1,837,867
                                               ---------------------------------------- --------- ----------
                                                                             Transportation Total  1,837,867
                                                                                                  ----------
                                                                             TRANSPORTATION TOTAL 38,674,673

UTILITIES - 13.9%
Independent Power Producers - 2.5%
                                               ---------------------------------------- --------- ----------
  MI Midland County Economic Development Corp. Series 2000 A, AMT,
                                                  6.875% 07/23/09                       1,650,000  1,737,334
                                               ---------------------------------------- --------- ----------
    NY Port Authority of New York & New Jersey KIAC Partners, Series 1996 IV, AMT,
                                                  6.750% 10/01/11                       1,000,000  1,055,690

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

UTILITIES - (continued)
Independent Power Producers - (continued)                                                               Par ($)  Value ($)
------------------------------------------------ ---------------------------------------------------- --------- ----------
 PA Carbon City Industrial Development Authority Panther Creek Partners Project, Series 2000, AMT,
                                                    6.650% 05/01/10                                     835,000    908,513
                                                 ---------------------------------------------------- --------- ----------
     PA Economic Development Financing Authority Colver Project, Series 1994 D, AMT,
                                                    7.150% 12/01/18                                   2,650,000  2,763,950
                                                 Northampton Generating:
                                                   Series 1994 A, AMT,
                                                    6.500% 01/01/13                                   3,000,000  3,047,040
                                                   Series 1994 B, AMT,
                                                    6.750% 01/01/07                                   1,320,000  1,364,722
                                                 ---------------------------------------------------- --------- ----------
   VA Pittsylvania County Industrial Development Multi-trade of Pittsylvania, Series 1994 A, AMT:
                                       Authority    7.450% 01/01/09                                   2,900,000  2,976,821
                                                    7.500% 01/01/14                                     500,000    513,125
                                                 ---------------------------------------------------- --------- ----------
                                                                              Independent Power Producers Total 14,367,195
Investor Owned - 4.9%
                                                 ---------------------------------------------------- --------- ----------
      AZ Maricopa County Pollution Control Corp. El Paso Electric Co., Series 2002 A,
                                                    6.250% 05/01/37                                   1,000,000  1,002,850
                                                 Southern California Edison Co., Series 2000 A,
                                                    2.900% 06/01/35                                   1,000,000    976,530
                                                 ---------------------------------------------------- --------- ----------
 CA Chula Vista Industrial Development Authority San Diego Gas & Electric, Series 1996, AMT,
                                                    5.500% 12/01/21                                   1,275,000  1,380,583
                                                 ---------------------------------------------------- --------- ----------
 FL Polk County Industrial Development Authority Tampa Electric Co. Project, Series 1996, AMT,
                                                    5.850% 12/01/30                                   1,500,000  1,541,205
                                                 ---------------------------------------------------- --------- ----------
                IL Development Finance Authority Peoples Gas Light & Coke Co., Series 2003 E, AMT,
                                                  Insured: AMBAC
                                                    4.875% 11/01/38                                   2,500,000  2,599,675
                                                 ---------------------------------------------------- --------- ----------
                                   IN Petersburg Indianapolis Power & Light Co.:
                                                  Series 1991,
                                                    5.750% 08/01/21                                   1,000,000  1,057,610
                                                   Series 1995,
                                                    6.625% 12/01/24                                     255,000    260,704
                                                 ---------------------------------------------------- --------- ----------
LA Calcasieu Parish Industrial Development Board Entergy Gulf States, Inc., Series 1999,
                                                    5.450% 07/01/10                                     500,000    502,025
                                                 ---------------------------------------------------- --------- ----------
                        LA West Feliciana Parish Entergy Gulf States, Inc., Series 1999 B,
                                                    6.600% 09/01/28                                     250,000    253,055
                                                 ---------------------------------------------------- --------- ----------
                       MS Business Finance Corp. Systems Energy Resources, Inc. Project, Series 1999,
                                                    5.900% 05/01/22                                   1,500,000  1,526,175
                                                 ---------------------------------------------------- --------- ----------
                                      MT Forsyth Portland General, Series 1998 A,
                                                    5.200% 05/01/33                                     375,000    394,118
                                                 ---------------------------------------------------- --------- ----------
NC Wake County Industrial Facilities & Pollution Carolina Power & Light Co., Series 2002,
                     Control Financing Authority    5.375% 02/01/17                                   2,000,000  2,165,940
                                                 ---------------------------------------------------- --------- ----------
                                   NM Farmington Tucson Electric Power Co., Series 1997 A,
                                                    6.950% 10/01/20                                   2,000,000  2,105,820

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

UTILITIES - (continued)
Investor Owned - (continued)                                                                            Par ($)  Value ($)
------------------------------------------------ --------------------------------------------------- ---------- ----------
NV Clark County Industrial Development Authority Nevada Power Co.:
                                                   Series 1995 B, AMT,
                                                    5.900% 10/01/30                                   2,135,000  2,136,302
                                                   Series 1997 A, AMT,
                                                    5.900% 11/01/32                                     750,000    750,592
                                                 Southern California Edison Co., Series 2000 A, AMT,
                                                    3.250% 06/01/31                                   1,000,000    986,570
                                                 --------------------------------------------------- ---------- ----------
     PA Economic Development Financing Authority Reliant Energy, Inc., Series 2001 A, AMT,
                                                    6.750% 12/01/36                                     800,000    859,176
                                                 --------------------------------------------------- ---------- ----------
 SC Berkeley County Pollution Control Facilities South Carolina Generating Co. Project, Series 2003,
                                       Authority    4.875% 10/01/14                                   1,500,000  1,606,575
                                                 --------------------------------------------------- ---------- ----------
                       TX Brazos River Authority TXU Energy Co. LLC:
                                                  Series 2001 C, AMT,
                                                    5.750% 05/01/36                                     515,000    551,050
                                                   Series 2003 C, AMT,
                                                    6.750% 10/01/38                                   1,180,000  1,320,031
                                                 --------------------------------------------------- ---------- ----------
                              WY Campbell County Black Hills Power, Inc., Series 2004,
                                                    5.350% 10/01/24                                   3,250,000  3,375,385
                                                 --------------------------------------------------- ---------- ----------
                              WY Converse County PacifiCorp, Series 1988,
                                                    3.900% 01/01/14                                   1,500,000  1,472,970
                                                 --------------------------------------------------- ---------- ----------
                                                                                           Investor Owned Total 28,824,941
Joint Power Authority - 0.5%
                                                 --------------------------------------------------- ---------- ----------
               NC Eastern Municipal Power Agency Series 1991 A,
                                                    6.500% 01/01/18                                   1,680,000  2,041,872
                                                 Series 2003 C,
                                                    5.375% 01/01/17                                   1,000,000  1,073,620
                                                 --------------------------------------------------- ---------- ----------
                                                                                    Joint Power Authority Total  3,115,492
Municipal Electric - 4.5%
                                                 --------------------------------------------------- ---------- ----------
                 GA Municipal Electric Authority Series 1991 V,
                                                    6.600% 01/01/18                                   3,300,000  4,037,088
                                                 --------------------------------------------------- ---------- ----------
               MN Western Municipal Power Agency Series 2003 B,
                                                   Insured: MBIA
                                                    5.000% 01/01/15                                     500,000    557,620
                                                 --------------------------------------------------- ---------- ----------
                  NY Long Island Power Authority Series 1998,
                                                  Insured: AMBAC
                                                    5.000% 04/01/10                                   2,000,000  2,166,180
                                                 Series 2003 A,
                                                    5.000% 06/01/09                                   2,000,000  2,134,620
                                                 --------------------------------------------------- ---------- ----------
                     PR Electric Power Authority Series 1998 NN,
                                                    5.500% 07/01/20                                   1,005,000  1,162,725
                                                 --------------------------------------------------- ---------- ----------
               TX Lower Colorado River Authority Series 1999 A,
                                                  Insured: AMBAC
                                                    5.500% 05/15/21                                  15,000,000 16,237,200
                                                 --------------------------------------------------- ---------- ----------
                                                                                       Municipal Electric Total 26,295,433

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Municipal Bonds - (continued)

UTILITIES - (continued)
Water & Sewer - 1.5%                                                                                       Par ($)   Value ($)
--------------------------------------------------- ---------------------------------------------------- --------- -----------
AZ Gilbert Water Resources Municipal Property Corp. Wastewater Systems & Utilities Revenue, Series 2004,
                                                       4.900% 04/01/19                                   1,000,000   1,003,350
                                                    ---------------------------------------------------- --------- -----------
                   CA Department of Water Resources Central Valley Project, Series 2002 X,
                                                     Insured: FGIC
                                                       5.500% 12/01/17                                   1,300,000   1,531,270
                                                    ---------------------------------------------------- --------- -----------
                                        FL Key West Sewer Revenue, Series 2003,
                                                      Insured: FGIC
                                                       5.250% 10/01/18                                   1,000,000   1,112,320
                                                    ---------------------------------------------------- --------- -----------
                        MS V Lakes Utility District Series 1994,
                                                       8.250% 07/15/24                                     400,000     405,072
                                                    ---------------------------------------------------- --------- -----------
                NH Industrial Development Authority Pennichuck Water Works, Inc., Series 1988, AMT,
                                                       7.500% 07/01/18                                     440,000     509,674
                                                    ---------------------------------------------------- --------- -----------
 PA Dauphin County Industrial Development Authority Dauphin Water Supply Co., Series 1992 A, AMT,
                                                       6.900% 06/01/24                                   3,200,000   4,153,760
                                                    ---------------------------------------------------- --------- -----------
                                                                                               Water & Sewer Total   8,715,446
                                                                                                                   -----------
                                                                                                   UTILITIES TOTAL  81,318,507

                                                    Total Municipal Bonds
                                                    (cost of $528,141,260)                                         555,621,983
Municipal Preferred Stocks - 1.5%

HOUSING - 1.5%
Multi-Family - 1.5%
--------------------------------------------------- ---------------------------------------------------- --------- -----------
          Charter Municipal Mortgage Acceptance Co. AMT:
                                                       6.300% 04/30/19                                   1,000,000   1,076,100
                                                       6.625% 06/30/09 (h)                               2,000,000   2,189,300
                                                       7.600% 11/30/10 (h)                               1,500,000   1,719,285
                                                    ---------------------------------------------------- --------- -----------
                      GMAC Municipal Mortgage Trust AMT:
                                                       5.600% 10/31/39 (h)                               1,000,000   1,042,290
                                                       5.700% 10/31/40 (h)                               1,500,000   1,519,215
                                                    ---------------------------------------------------- --------- -----------
                                      MuniMae Trust AMT,
                                                       5.800% 06/30/49 (h)                               1,000,000   1,006,790
                                                    ---------------------------------------------------- --------- -----------
                                                                                                Multi-Family Total   8,552,980
                                                                                                                   -----------
                                                                                                     HOUSING TOTAL   8,552,980

                                                    Total Municipal Preferred Stocks
                                                    (cost of $8,000,000)                                             8,552,980

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund


Investment Company - 0.0%                                                                                Shares Value ($)
---------------------------------------------- ------------------------------------------------------ --------- ---------
                                               Dreyfus Tax-Exempt Cash Management Fund                    9,215     9,215
                                                                                                                ---------

                                               Total Investment Company
                                               (cost of $9,215)                                                     9,215

Short-Term Obligations - 4.0%

                                                                                                        Par ($)
VARIABLE RATE DEMAND NOTES (m) - 4.0%          ------------------------------------------------------ --------- ---------
 FL Collier County Health Facilities Authority Fairview Hospital, Series 2003 C-1,
                                                  2.290% 01/01/35                                     1,500,000 1,500,000
                                               ------------------------------------------------------ --------- ---------
                 FL Orange County School Board Series 2002 B,
                                                  2.250% 08/01/27                                       400,000   400,000
                                               ------------------------------------------------------ --------- ---------
  FL Pinellas County Health Facility Authority Pooled Hospital Loan Program, Series 1985,
                                                  2.350% 12/01/15                                     2,000,000 2,000,000
                                               ------------------------------------------------------ --------- ---------
                          IA Finance Authority Drake University, Series 2001,
                                                  2.350% 07/01/31                                       700,000   700,000
                                               Village Court Associates, Series 1985 A,
                                                  2.300% 11/01/15                                       600,000   600,000
                                               ------------------------------------------------------ --------- ---------
       IA Woodbury County Educational Facility Siouxland Medical Educational Foundation, Series 1996,
                                                  2.350% 11/01/16                                     1,500,000 1,500,000
                                               ------------------------------------------------------ --------- ---------
                IL Health Facilities Authority OSF Healthcare System, Series 2002,
                                                  2.230% 11/15/27                                     1,700,000 1,700,000
                                               ------------------------------------------------------ --------- ---------
           IN Educational Facilities Authority DePauw University, Series 2002,
                                                  2.300% 07/01/32                                     3,000,000 3,000,000
                                               ------------------------------------------------------ --------- ---------
IN Indiana Health Facility Financing Authority Fayette Memorial Hospital Association, Series 2002 A,
                                                  2.350% 10/01/32                                     1,700,000 1,700,000
                                               ------------------------------------------------------ --------- ---------
               MI Northern Michigan University Series 2001,
                                                  2.300% 06/01/31                                       400,000   400,000
                                               ------------------------------------------------------ --------- ---------
                                    MN Mankato Bethany Lutheran College, Series 2000 B,
                                                  2.350% 11/01/15                                       400,000   400,000
                                               ------------------------------------------------------ --------- ---------
                             MS Jackson County Chevron Corp., Series 1992,
                                                  2.250% 12/01/16                                     1,900,000 1,900,000
                                               ------------------------------------------------------ --------- ---------
                                ND Ward County Trinity Health, Series 2002 A,
                                                  2.350% 07/01/29                                         5,000     5,000
                                               ------------------------------------------------------ --------- ---------
  SD Health & Educational Facilities Authority Rapid City Regional Hospital, Series 2003,
                                                  2.300% 09/01/27                                       700,000   700,000
                                               ------------------------------------------------------ --------- ---------
      TX Splendora Higher Education Facilities Fort Bend Baptist Academy, Series 2001 A,
                                                  2.300% 12/01/26                                       400,000   400,000
                                               ------------------------------------------------------ --------- ---------
  WI Health & Educational Facilities Authority Riverview Hospital Association, Series 2001,
                                                  2.350% 10/01/30                                     1,005,000 1,005,000

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Short-Term Obligations - (continued)

VARIABLE RATE DEMAND NOTES (m) -
(continued)                                                                 Par ($)    Value ($)
-------------------------------- ---------------------------------------- --------- -----------
WY Uinta County                  Chevron Corp.:
                                  Series 1992,
                                    2.250% 12/01/22                         500,000     500,000
                                   Series 1993,
                                    2.250% 08/15/20                       5,200,000   5,200,000
                                 ---------------------------------------- --------- -----------
                                                   VARIABLE RATE DEMAND NOTES TOTAL  23,610,000

                                 Total Short-Term Obligations
                                 (cost of $23,610,000)                               23,610,000

                                 Total Investments - 100.3%
                                 (cost of $559,760,475) (n)                         587,794,178

                                 Other Assets & Liabilities, Net - (0.3)%            (1,962,672)

                                 Net Assets - 100.0%                                585,831,506

                                   NOTES TO INVESTMENT PORTFOLIO:
                                (a)Denotes a restricted security, which is
                                   subject to registration with the SEC or is required to be exempted from such registration prior to resale. At June 30, 2005, the value of these securities amounted to $4,281,175, which represents 0.7% of net assets.

                                                                           ACQUISITION ACQUISITION
                        SECURITY                                              DATE        COST
                        --------------------------------------------------------------------------
                        CA ABAG Finance Authority for Nonprofit Corps.,
                         Eskaton Gold River Lodge, Series 1998:
                           6.375% 11/15/15                                  07/30/98   $  622,309
                           6.375% 11/15/28                                  07/30/98      541,671
                        CA Statewide Communities Development Authority:
                          Crossroads School of Arts & Sciences, Series 1998,
                           6.000% 08/01/28                                  08/21/98      980,000
                          Eskaton Village -- Grass Valley, Series 2000,
                           8.250% 11/15/31                                  09/08/00    1,730,000
                                                                                       ----------
                                                                                       $3,873,980
                                                                                       ----------

                                (b)Zero coupon bond.
                                (c)The issuer has filed for bankruptcy
                                   protection under Chapter 11 and is in
                                   default of certain debt covenants. Income is not being accrued. At June 30, 2005, the value of these securities amounted to $4,668, which represents less than 0.1% of net assets.
                                (d)Security purchased on a delayed delivery
                                   basis.
                                (e)Represents fair value as determined in good
                                   faith under procedures approved by the Board of Trustees.
                                (f)The issuer is in default of certain debt
                                   covenants. Income is being partially accrued based on the execution of a forbearance agreement with the borrower. At June 30, 2005, the value of these securities amounted to $229,500, which represents less than 0.1% of net assets.
                                (g)The issuer is in default of certain debt
                                   covenants. Income is not being fully
                                   accrued. At June 30, 2005, the value of
                                   these securities amounted to $1,309,418, which represents 0.2% of net assets.

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

                                (h)Security exempt from registration pursuant
                                   to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities, which did not include any illiquid securities, amounted to $41,924,899, which represents 7.2% of net assets.
                                (i)The Fund has been informed that each issuer
                                   has placed direct obligations of the U.S.
                                   Government in an irrevocable trust, solely
                                   for the payment of principal and interest.
                                (j)The interest rate shown on floating rate or
                                   variable rate securities reflects the rate
                                   at June 30, 2005.
                                (k)The security or a portion of the security is
                                   pledged as collateral for open futures
                                   contracts. At June 30, 2005, the total
                                   market value of securities pledged amounted to $1,768,905.
                                (l)The issuer has filed for bankruptcy
                                   protection under Chapter 11. Income is being accrued. At June 30, 2005, the value of these securities amounted to $1,895,793, which represents 0.3% of net assets.
                                (m)Variable rate demand notes. These securities
                                   are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at June 30, 2005.
                                (n)Cost for federal income tax purposes is
                                   $559,435,062.

 At June 30, 2005, the Fund held the following open short futures contracts.
                     Number of             Aggregate   Expiration  Unrealized
        Type         Contracts    Value    Face Value     Date    Depreciation
 -----------------------------------------------------------------------------
 U.S. Treasury Notes    548    $62,180,875 $61,831,079 Sept-2005  $  (349,796)
 U.S. Long Bonds        450     53,437,500  52,288,931 Sept-2005   (1,148,569)
                                                                  -----------
                                                                  $(1,498,365)
                                                                  -----------

                At June 30, 2005, the composition of the Fund by revenue source is as follows:
                REVENUE SOURCE (UNAUDITED)                      % OF NET ASSETS
                ------------------------------------------------------------------------------
                Health Care                                          24.2 %
                Tax-Backed                                            16.6
                Utilities                                             13.9
                Housing                                               11.7
                Other                                                  8.9
                Transportation                                         6.6
                Education                                              5.4
                Industrials                                            4.6
                Other Revenue                                          2.7
                Resource Recovery                                      1.7
                Investment Company                                     0.0
                Short-Term Obligations                                 4.0
                Other Assets & Liabilities, Net                       (0.3)
                                                                    ------
                                                                    100.0 %
                                                                    ------

                ACRONYM NAME
                ------- ----------------------------------------
                 ABAG   Association of Bay Area Government
                 AMBAC  Ambac Assurance Corp.
                 AMT    Alternative Minimum Tax
                 FGIC   Financial Guaranty Insurance Co.
                 FHA    Federal Housing Administration
                 FSA    Financial Security Assurance, Inc.
                 GNMA   Government National Mortgage Association
                 MBIA   MBIA Insurance Corp.
                 RAD    Radian Asset Assurance, Inc.

See Accompanying Notes to Financial Statements.

          STATEMENT OF ASSETS AND LIABILITIES
                                              -----------------------
          June 30, 2005                          Columbia High Yield
                                                      Municipal Fund

                                                                                            ($)
------------------------- -------------------------------------------------------- -----------
                   Assets Investments, at cost                                     559,760,475
                                                                                   -----------
                          Investments, at value                                    587,794,178
                          Cash                                                         269,003
                          Receivable for:
                            Investments sold                                           665,771
                            Fund shares sold                                         2,069,612
                            Interest                                                 8,316,095
                          Deferred Trustees' compensation plan                          17,682
                                                                                   -----------
                             Total Assets                                          599,132,341
                          -------------------------------------------------------- -----------
              Liabilities Payable for:
                            Investments purchased on a delayed delivery basis        9,947,940
                            Fund shares repurchased                                  1,072,189
                            Futures variation margin                                   378,500
                            Distributions                                            1,507,523
                            Investment advisory fee                                    191,606
                            Administration fee                                          52,258
                            Transfer agent fee                                          23,994
                            Pricing and bookkeeping fees                                 2,661
                            Chief compliance officer fees                                1,516
                            Trustees' fees                                                 696
                            Custody fee                                                    751
                            Distribution and service fees                               44,930
                          Deferred Trustees' fees                                       17,682
                          Other liabilities                                             58,589
                                                                                   -----------
                             Total Liabilities                                      13,300,835

                                                                        Net Assets 585,831,506
                          -------------------------------------------------------- -----------
Composition of Net Assets Paid-in capital                                          592,274,263
                          Undistributed net investment income                          844,636
                          Accumulated net realized loss                            (33,822,731)
                          Net unrealized appreciation (depreciation) on:
                            Investments                                             28,033,703
                            Futures contracts                                       (1,498,365)
                                                                                   -----------
                                                                        Net Assets 585,831,506
                          -------------------------------------------------------- -----------
                  Class A Net assets                                                91,470,027
                          Shares outstanding                                         8,031,506
                          Net asset value per share                                   11.39(a)
                          Maximum offering price per share ($11.39/0.9525)            11.96(b)
                          -------------------------------------------------------- -----------
                  Class B Net assets                                                32,823,697
                          Shares outstanding                                         2,882,088
                          Net asset value and offering price per share                11.39(a)
                          -------------------------------------------------------- -----------
                  Class C Net assets                                                13,592,595
                          Shares outstanding                                         1,193,483
                          Net asset value and offering price per share                11.39(a)
                          -------------------------------------------------------- -----------
                  Class Z Net assets                                               447,945,187
                          Shares outstanding                                        39,331,673
                          Net asset value, offering and redemption price per share       11.39

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

                                See Accompanying Notes to Financial Statements.

            STATEMENT OF OPERATIONS
                                             -----------------------
            For the Year Ended June 30, 2005    Columbia High Yield
                                                     Municipal Fund

                                                                                                                ($)
--------------------------------------- -------------------------------------------------------------- -----------
                      Investment Income Interest                                                        29,106,974
                                        Dividends                                                           13,034
                                                                                                       -----------
                                          Total Investment Income                                       29,120,008
                                        -------------------------------------------------------------- -----------
                               Expenses Investment advisory fee                                          2,129,398
                                        Administration fee                                                 588,599
                                        Distribution fee:
                                          Class B                                                          269,525
                                          Class C                                                           92,616
                                        Service fee:
                                          Class A                                                          169,190
                                          Class B                                                           71,873
                                          Class C                                                           24,672
                                        Transfer agent fee                                                 289,169
                                        Pricing and bookkeeping fees                                       171,148
                                        Trustees' fees                                                      17,170
                                        Custody fee                                                         25,904
                                        Chief compliance officer fees (See Note 4)                           5,224
                                        Non-recurring costs (See Note 8)                                     9,758
                                        Other expenses                                                     230,057
                                                                                                       -----------
                                          Total Expenses                                                 4,094,303
                                        Fees waived by Distributor -- Class C                              (18,600)
                                        Non-recurring costs assumed by Investment Advisor (See Note 8)      (9,758)
                                        Custody earnings credit                                             (2,999)
                                                                                                       -----------
                                          Net Expenses                                                   4,062,946
                                                                                                       -----------
                                        Net Investment Income                                           25,057,062
                                        -------------------------------------------------------------- -----------
Net Realized and Unrealized Gain (Loss) Net realized loss on:
   on Investments and Futures Contracts   Investments                                                   (2,810,809)
                                          Futures contracts                                             (8,709,330)
                                                                                                       -----------
                                           Net realized loss                                           (11,520,139)
                                        Net change in unrealized appreciation (depreciation) on:
                                          Investments                                                   31,282,314
                                          Futures contracts                                               (885,016)
                                                                                                       -----------
                                           Net change in unrealized appreciation (depreciation)         30,397,298
                                                                                                       -----------
                                        Net Gain                                                        18,877,159
                                                                                                       -----------
                                        Net Increase in Net Assets from Operations                      43,934,221

See Accompanying Notes to Financial Statements.

           STATEMENT OF CHANGES IN NET ASSETS
                                              -----------------------
                                                 Columbia High Yield
                                                      Municipal Fund

                                                                                               Year Ended June 30,
                                                                                            -------------------------
Increase (Decrease) in Net Assets:                                                               2005($)      2004($)
-------------------------------------- ---------------------------------------------------- -----------  -----------
                            Operations Net investment income                                 25,057,062   22,553,671
                                       Net realized loss on investments and futures
                                        contracts                                           (11,520,139)  (2,835,595)
                                       Net change in unrealized appreciation (depreciation)
                                        on investments and futures contracts                 30,397,298   (9,901,895)
                                                                                            -----------  -----------
                                       Net Increase from Operations                          43,934,221    9,816,181
                                       ---------------------------------------------------- -----------  -----------
Distributions Declared to Shareholders From net investment income:
                                         Class A                                             (4,039,490)  (3,706,340)
                                         Class B                                             (1,451,136)  (1,815,192)
                                         Class C                                               (514,762)    (424,459)
                                         Class Z                                            (18,981,629) (15,175,224)
                                                                                            -----------  -----------
                                          Total Distributions Declared to Shareholders      (24,987,017) (21,121,215)
                                       ---------------------------------------------------- -----------  -----------
                    Share Transactions Class A:
                                         Subscriptions                                       24,413,595   16,363,219
                                         Distributions reinvested                             2,014,069    1,627,683
                                         Redemptions                                        (15,795,139) (16,560,731)
                                                                                            -----------  -----------
                                          Net Increase                                       10,632,525    1,430,171
                                       Class B:
                                         Subscriptions                                        3,883,850    4,301,221
                                         Distributions reinvested                               690,077      790,221
                                         Redemptions                                        (12,256,354) (16,184,713)
                                                                                            -----------  -----------
                                          Net Decrease                                       (7,682,427) (11,093,271)
                                       Class C:
                                         Subscriptions                                        4,326,866    5,046,875
                                         Distributions reinvested                               231,237      189,787
                                         Redemptions                                         (1,890,906)  (3,607,047)
                                                                                            -----------  -----------
                                          Net Increase                                        2,667,197    1,629,615
                                       Class Z:
                                         Subscriptions                                      155,603,726  159,946,744
                                         Distributions reinvested                             6,059,174    6,658,155
                                         Redemptions                                        (69,107,309) (62,076,415)
                                                                                            -----------  -----------
                                          Net Increase                                       92,555,591  104,528,484
                                       Net Increase from Share Transactions                  98,172,886   96,494,999
                                                                                            -----------  -----------
                                           Total Increase in Net Assets                     117,120,090   85,189,965
                                       ---------------------------------------------------- -----------  -----------
                            Net Assets Beginning of period                                  468,711,416  383,521,451
                                       End of period                                        585,831,506  468,711,416
                                       Undistributed net investment income
                                        at end of period                                        844,636      780,462

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                Columbia High Yield
                                     Municipal Fund

                                                             Year Ended June 30,
                                                         -----------------------
                                                                2005        2004
----------------- -------------------------------------  ----------  ----------
Changes in Shares Class A:
                    Subscriptions                         2,168,016   1,465,019
                    Issued for distributions reinvested     178,946     146,315
                    Redemptions                          (1,405,266) (1,487,321)
                                                         ----------  ----------
                     Net Increase                           941,696     124,013
                  Class B:
                    Subscriptions                           345,103     386,742
                    Issued for distributions reinvested      61,363      71,050
                    Redemptions                          (1,090,001) (1,452,718)
                                                         ----------  ----------
                     Net Decrease                          (683,535)   (994,926)
                  Class C:
                    Subscriptions                           384,643     452,312
                    Issued for distributions reinvested      20,544      17,051
                    Redemptions                            (167,685)   (323,401)
                                                         ----------  ----------
                     Net Increase                           237,502     145,962
                  Class Z:
                    Subscriptions                        13,801,567  14,361,735
                    Issued for distributions reinvested     538,636     598,631
                    Redemptions                          (6,145,800) (5,590,536)
                                                         ----------  ----------
                     Net Increase                         8,194,403   9,369,830

See Accompanying Notes to Financial Statements.

             NOTES TO FINANCIAL STATEMENTS
                                           -----------------------
             June 30, 2005                    Columbia High Yield
                                                   Municipal Fund

Note 1. Organization

Columbia High Yield Municipal Fund (the "Fund"), a series of Columbia Funds Trust IX (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks a high level of total return consisting of current income exempt from federal income tax and opportunities for capital appreciation.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund


Futures Contracts

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund


Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2005, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, capital loss carryforwards expired and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

                    Undistributed  Accumulated
                    Net Investment Net Realized   Paid-In
                        Income         Loss       Capital
                    ----------------------------------------
                       $(5,871)     $1,531,836  $(1,525,965)
                    ----------------------------------------

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended June 30, 2005 and June 30, 2004 was as follows:

                                       June 30, 2005 June 30, 2004
              ----------------------------------------------------
              Distributions paid from:
              ----------------------------------------------------
               Tax-Exempt Income         $24,945,098   $21,095,918
              ----------------------------------------------------
               Ordinary Income                41,919        25,297
              ----------------------------------------------------
               Long-Term Capital Gains            --            --
              ----------------------------------------------------

As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:

            Undistributed Undistributed Undistributed      Net
             Tax-Exempt     Ordinary      Long-Term    Unrealized
               Income        Income     Capital Gains Appreciation*
            -------------------------------------------------------
             $2,806,008        $--           $--       $28,359,116
            -------------------------------------------------------

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes, was:

                   Unrealized appreciation      $34,395,256
                   Unrealized depreciation       (6,036,140)
                                                -----------
                    Net unrealized appreciation $28,359,116
                   -----------------------------------------

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                             Year of   Capital Loss
                            Expiration Carryforward
                            -----------------------
                              2006     $ 5,933,974
                              2007       1,931,613
                              2008       2,738,332
                              2009       1,928,565
                              2010       1,780,434
                              2011         697,947
                              2012       1,587,432
                              2013       5,621,572
                                       -----------
                              Total    $22,219,869
                            -----------------------

Of the capital loss carryforwards attributable to the Fund, $6,846,435 ($1,931,613 will expire on June 30, 2007, $2,738,332 will expire on June 30, 2008, $1,081,414 will expire on June 30, 2009 and $1,095,076 will expire on
June 30, 2010) was obtained in the merger with Liberty High Yield Municipal Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Capital loss carryforwards of $1,525,965 expired during the year ended June 30, 2005. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of June 30, 2005, post-October capital losses of $3,296,431 attributed to security transactions were deferred to July 1, 2005.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund


Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                  Average Daily Net Assets     Annual Fee Rate
                  --------------------------------------------
                  First $100 million               0.450%
                  --------------------------------------------
                  $100 million to $200 million     0.425%
                  --------------------------------------------
                  Over $200 million                0.400%
                  --------------------------------------------

For the year ended June 30, 2005, the Fund's effective investment advisory fee rate was 0.41%.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

                  Average Daily Net Assets     Annual Fee Rate
                  --------------------------------------------
                  First $100 million               0.150%
                  --------------------------------------------
                  $100 million to $200 million     0.125%
                  --------------------------------------------
                  Over $200 million                0.100%
                  --------------------------------------------

For the year ended June 30, 2005, the Fund's effective administration fee rate was 0.11%.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended June 30, 2005, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.033%.

Transfer Agent Fee

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended June 30, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.06%.

Underwriting Discounts, Service and Distribution Fees

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended June 30, 2005, the Distributor has retained net underwriting discounts of $25,515 on sales of the Fund's Class A shares and received net CDSC of $49,465 and $3,905 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor. The service fee is equal to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund


Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended June 30, 2005, the Fund paid $2,001 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Purchases and Sales of Securities

For the year ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $120,833,797 and $36,490,863, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended June 30, 2005, the Fund did not borrow under this arrangement.

Note 7. Shares of Beneficial Interest

As of June 30, 2005, the Fund had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                          Number of     % of Shares
                         Shareholders Outstanding Held
                         -----------------------------
                              1            46.8%
                         -----------------------------

Note 8. Disclosure of Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated Aaa by Moody's Investors Service, Inc., except for Radian Asset Assurance, Inc. which is rated Aa3. At June 30, 2005, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

                                                   % of Total
                  Insurer                          Investments
                  --------------------------------------------
                  MBIA Insurance Corp.                 9.4%
                  --------------------------------------------
                  Financial Guaranty Insurance Co.     6.0
                  --------------------------------------------
                  Ambac Assurance Corp.                6.0
                  --------------------------------------------

Geographic Concentration

The Fund has greater than 5% of its total investments at June 30, 2005 invested in debt obligations issued by the states of California, Florida, Massachusetts and

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund

Texas and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the states' municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

--------------------------------------------------------------------------------
                     June 30, 2005    Columbia High Yield
                                           Municipal Fund


The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the year ended June 30, 2005, Columbia has assumed $9,758 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

                  FINANCIAL HIGHLIGHTS
                                       -----------------------
                                          Columbia High Yield
                                               Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                              Period Ended
                                                            Year Ended June 30,                   June 30,
                                                -------------------------------------------        2001(a)
Class A Shares                                      2005       2004       2003         2002
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 10.96    $ 11.25    $ 11.26    $11.13          $11.11

-----------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (b)                          0.54       0.56       0.60      0.61(c)         0.58
Net realized and unrealized gain (loss) on
investments and futures contracts                  0.43      (0.33)      0.11      0.15(c)         0.01
                                                -------    -------    -------    ------       ------------
Total from Investment Operations                   0.97       0.23       0.71      0.76            0.59

-----------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                        (0.54)     (0.52)     (0.72)    (0.63)          (0.57)

-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 11.39    $ 10.96    $ 11.25    $11.26          $11.13
Total return (d)                                   9.00%      2.10%      6.58%     6.93%           5.42%(e)

-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                       0.87%      0.89%      1.07%     1.13%           1.06%(g)
Net investment income (f)                          4.79%      5.04%      5.39%     5.41%(c)        5.65%(g)
Portfolio turnover rate                               7%        10%        17%       16%(h)          16%(h)
Net assets, end of period (000's)               $91,470    $77,738    $78,335    $   42          $    1

-----------------------------------------------------------------------------------------------------------

(a)Class A shares were initially offered on July 31, 2000. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to increase the ratio of net investment income to average net assets from 5.37% to 5.41%. The impact to the net investment income and the net realized and unrealized gain was less than $0.01. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.
(d)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)Not annualized.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)Annualized.
(h)Portfolio turnover rate disclosed is for the SR&F High-Yield Municipals Portfolio.

--------------------------------------------------------------------------------
                                Columbia High Yield
                                     Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                         Period Ended
                                                                   Year Ended June 30,       June 30,
                                                                   -------------------        2003(a)
Class B Shares                                                         2005     2004
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 10.96    $ 11.25      $ 11.31
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (b)                                             0.46       0.48         0.51
Net realized and unrealized gain (loss) on investments and futures
contracts                                                             0.42      (0.33)        0.05
                                                                   -------    -------    ------------
Total from Investment Operations                                      0.88       0.15         0.56

------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                           (0.45)     (0.44)       (0.62)

------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $ 11.39    $ 10.96      $ 11.25
Total return (c)                                                      8.19%      1.33%        5.14%(d)

------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)                                                          1.62%      1.64%        1.81%(f)
Net investment income (e)                                             4.04%      4.29%        4.70%(f)
Portfolio turnover rate                                                  7%        10%          17%
Net assets, end of period (000's)                                  $32,824    $39,097      $51,292

------------------------------------------------------------------------------------------------------

(a)Class B shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)Not annualized.
(e)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)Annualized.

--------------------------------------------------------------------------------
                                Columbia High Yield
                                     Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                         Period Ended
                                                                   Year Ended June 30,       June 30,
                                                                   -------------------        2003(a)
Class C Shares                                                         2005     2004
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $ 10.96    $ 11.25       $11.31
------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (b)                                             0.47       0.49         0.51
Net realized and unrealized gain (loss) on investments and futures
contracts                                                             0.43      (0.32)        0.07
                                                                   -------    -------    ------------
Total from Investment Operations                                      0.90       0.17         0.58

------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                           (0.47)     (0.46)       (0.64)

------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $ 11.39    $ 10.96       $11.25
Total return (c)(d)                                                   8.35%      1.48%        5.29%(e)

------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                                          1.47%      1.49%        1.67%(g)
Net investment income (f)                                             4.19%      4.44%        4.75%(g)
Waiver/reimbursement                                                  0.15%      0.15%        0.15%(g)
Portfolio turnover rate                                                  7%        10%          17%
Net assets, end of period (000's)                                  $13,593    $10,482       $9,110

------------------------------------------------------------------------------------------------------

(a)Class C shares were initially offered on July 15, 2002. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e)Not annualized.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)Annualized.

--------------------------------------------------------------------------------
                                Columbia High Yield
                                     Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                        Year Ended June 30,
                                                --------------------------------------------------------------------
Class Z Shares                                        2005         2004      2003(a)            2002            2001
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $   10.96    $   11.25    $   11.26    $   11.12       $   11.04

--------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (b)                            0.56         0.58         0.63         0.64(c)         0.65
Net realized and unrealized gain (loss) on
investments and futures contracts                    0.43        (0.32)        0.11         0.15(c)         0.08
                                                ---------    ---------    ---------    ---------       ---------
Total from Investment Operations                     0.99         0.26         0.74         0.79            0.73

--------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                          (0.56)       (0.55)       (0.75)       (0.65)          (0.65)

--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $   11.39    $   10.96    $   11.25    $   11.26       $   11.12
Total return (d)                                     9.22%        2.33%        6.82%        7.30%           6.78%

--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)                                         0.67%        0.69%        0.86%        0.88%           0.81%
Net investment income (e)                            4.99%        5.24%        5.59%        5.66%(c)        5.86%
Portfolio turnover rate                                 7%          10%          17%          16%(f)          16%(f)
Net assets, end of period (000's)               $ 447,945    $ 341,394    $ 244,784    $ 213,271       $ 224,950

--------------------------------------------------------------------------------------------------------------------

(a)On July 15, 2002, the existing Fund Class S shares were redesignated Class Z shares.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to increase the ratio of net investment income to average net assets from 5.62% to 5.66%. The impact to the net investment income and the net realized and unrealized gain was less than $0.01. Per share data and ratios for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.
(d)Total return at net asset value assuming all distributions reinvested.
(e)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)Portfolio turnover rate disclosed is for the SR&F High-Yield Municipals Portfolio.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        ----------------------------------
                                                        Columbia High Yield Municipal Fund

To the Trustees of Columbia Funds Trust IX and the Shareholders of Columbia High Yield Municipal Fund
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Municipal Fund (the "Fund")(a series of Columbia Funds Trust IX) at June 30, 2005, the results of its operations for the year then ended and, the changes in its net assets and the financial highlights for the years ended June 30, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the three years in the period ended June 30, 2003 were audited by other independent accountants whose report dated August 19, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 25, 2005

            UNAUDITED INFORMATION
                                  ----------------------------------
                                  Columbia High Yield Municipal Fund

Federal Income Tax Information

99.83% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

As of June 30, 2005, 17.28% of distributions from net investment income is subject to alternative minimum tax.

                  TRUSTEES
                           ----------------------------------
                           Columbia High Yield Municipal Fund

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

              Disinterested Trustees
              DOUGLAS A. HACKER (Age 49)       Executive Vice President-Strategy of United Airlines (airline) since
              P.O. Box 66100                   December, 2002 (formerly President of UAL Loyalty Services (airline) from
              Chicago, IL 60666                September, 2001 to December, 2002; Executive Vice President and Chief
              Trustee (since 1996)             Financial Officer of United Airlines from July, 1999 to September, 2001;
                                               Senior Vice President-Finance from March, 1993 to July, 1999). Oversees
                                               104, Nash Finch Company (food distributor)
                                               ---------------------------------------------------------------------------
              JANET LANGFORD KELLY (Age 47)    Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm); Adjunct
              9534 W. Gull Lake Drive          Professor of Law, Northwestern University, since September, 2004 (formerly
              Richland, MI 49083-8530          Chief Administrative Officer and Senior Vice President, Kmart Holding
              Trustee (since 1996)             Corporation (consumer goods), from September, 2003 to March, 2004;
                                               Executive Vice President-Corporate Development and Administration, General
                                               Counsel and Secretary, Kellogg Company (food manufacturer), from
                                               September, 1999 to August, 2003; Senior Vice President, Secretary and
                                               General Counsel, Sara Lee Corporation (branded, packaged,
                                               consumer-products manufacturer) from January, 1995 to September, 1999).
                                               Oversees 104, None
                                               ---------------------------------------------------------------------------
              RICHARD W. LOWRY (Age 69)        Private Investor since August, 1987 (formerly Chairman and Chief Executive
              10701 Charleston Drive           Officer, U.S. Plywood Corporation (building products manufacturer)).
              Vero Beach, FL 32963             Oversees 106(3), None
              Trustee (since 1995)
                                               ---------------------------------------------------------------------------
              CHARLES R. NELSON (Age 62)       Professor of Economics, University of Washington, since January, 1976;
              Department of Economics          Ford and Louisa Van Voorhis Professor of Political Economy, University of
              University of Washington         Washington, since September, 1993 (formerly Director, Institute for
              Seattle, WA 98195                Economic Research, University of Washington from September, 2001 to June,
              Trustee (since 1981)             2003) Adjunct Professor of Statistics, University of Washington, since
                                               September, 1980; Associate Editor, Journal of Money Credit and Banking,
                                               since September, 1993; consultant on econometric and statistical matters.
                                               Oversees 104, None
                                               ---------------------------------------------------------------------------
              JOHN J. NEUHAUSER (Age 62)       Academic Vice President and Dean of Faculties since August, 1999, Boston
              84 College Road                  College (formerly Dean, Boston College School of Management from
              Chestnut Hill, MA 02467-3838     September, 1977 to August, 1999). Oversees 1063, Saucony, Inc. (athletic
              Trustee (since 1985)             footwear)
                                               ---------------------------------------------------------------------------

                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

--------------------------------------------------------------------------------
                        Columbia High Yield Municipal Fund

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

       Disinterested Trustees
       PATRICK J. SIMPSON (Age 61)             Partner, Perkins Coie L.L.P. (law firm). Oversees 104, None
       1120 N.W. Couch Street
       Tenth Floor
       Portland, OR 97209-4128
       Trustee (since 2000)
                                               ---------------------------------------------------------------------------
       THOMAS E. STITZEL (Age 69)              Business Consultant since 1999 (formerly Professor of Finance from 1975 to
       2208 Tawny Woods Place                  1999, College of Business, Boise State University); Chartered Financial
       Boise, ID 83706                         Analyst. Oversees 104, None
       Trustee (since 1998)
                                               ---------------------------------------------------------------------------
       THOMAS C. THEOBALD (Age 68)             Partner and Senior Advisor, Chicago Growth Partners (private equity
       8 Sound Shore Drive,                    investing) since September, 2004 (formerly Managing Director, William
       Suite 285                               Blair Capital Partners (private equity investing) from September, 1994 to
       Greenwich, CT 06830                     September, 2004). Oversees 104, Anixter International (network support
       Trustee and Chairman of the Board/4/    equipment distributor); Ventas, Inc. (real estate investment trust); Jones
       (since 1996)                            Lang LaSalle (real estate management services) and Ambac Financial Group
                                               (financial guaranty insurance)
                                               ---------------------------------------------------------------------------
       ANNE-LEE VERVILLE (Age 59)              Retired since 1997 (formerly General Manager, Global Education Industry,
       359 Stickney Hill Road                  IBM Corporation (computer and technology) from 1994 to 1997). Oversees
       Hopkinton, NH 03229                     104, Chairman of the Board of Directors, Enesco Group, Inc. (designer,
       Trustee (since 1998)                    importer and distributor of giftware and collectibles)
                                               ---------------------------------------------------------------------------
       RICHARD L. WOOLWORTH (Age 64)           Retired since December 2003 (formerly Chairman and Chief Executive
       100 S.W. Market Street                  Officer, The Regence Group (regional health insurer); Chairman and Chief
       #1500                                   Executive Officer, BlueCross BlueShield of Oregon; Certified Public
       Portland, OR 97207                      Accountant, Arthur Young & Company). Oversees 104, Northwest Natural Gas
       Trustee (since 1991)                    Co. (natural gas service provider)
                                               ---------------------------------------------------------------------------

       Interested Trustee
       WILLIAM E. MAYER/2/ (Age 65)            Partner, Park Avenue Equity Partners (private equity) since February, 1999
       399 Park Avenue                         (formerly Partner, Development Capital LLC from November 1996 to February,
       Suite 3204                              1999). Oversees 106/3/, Lee Enterprises (print media), WR Hambrecht + Co.
       New York, NY 10022                      (financial service provider); Reader's Digest (publishing); OPENFIELD
       Trustee (since 1994)                    Solutions (retail industry technology provider)
                                               ---------------------------------------------------------------------------

                                /2/Mr. Mayer is an "interested person" (as
                                   defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
                                /3/Messrs. Lowry, Neuhauser and Mayer also
                                   serve as directors/trustees of the Liberty
                                   All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
                                /4/Mr. Theobald was appointed as Chairman of
                                   the Board effective December 10, 2003.
                                   The Statement of Additional Information
                                   Includes additional information about the
                                   Trustees of the Funds and is available,
                                   without charge, upon request by calling
                                   800-426-3750.

                  OFFICERS
                           ----------------------------------
                           Columbia High Yield Municipal Fund

Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office   Principal occupation(s) during past five years

CHRISTOPHER L. WILSON (Age 47)                     Head of Mutual Funds since August, 2004 and Senior Vice President of the
One Financial Center                               Advisor since January, 2005; President of the Columbia Funds, Liberty
Boston, MA 02111                                   Funds and Stein Roe Funds since October, 2004; President and Chief
President (since 2004)                             Executive Officer of the Nations Funds since January, 2005; President of the Galaxy Funds since April 2005; Director of Bank of America Global
                                                   Liquidity Funds, plc since May 2005; Director of Banc of America Capital
                                                   Management (Ireland), Limited since May 2005; Senior Vice President of
                                                   BACAP Distributors LLC since January, 2005; Director of FIM Funding, Inc.
                                                   since January, 2005; Senior Vice President of Columbia Funds Distributor,
                                                   Inc. since January, 2005; Director of Columbia Funds Services, Inc. since
                                                   January, 2005 (formerly President and Chief Executive Officer, CDC IXIS
                                                   Asset Management Services, Inc. from September, 1998 to August, 2004).
                                                   ---------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Age 40)                      Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                               Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice
Boston, MA 02111                                   President of the Advisor since April, 2003 (formerly President of the
Treasurer (since 2000)                             Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to
                                                   October, 2004; Chief Accounting Officer and Controller of the Liberty
                                                   Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from
                                                   December, 2002 to December, 2004 and President from February, 2004 to
                                                   December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC;
                                                   Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).
                                                   ---------------------------------------------------------------------------
MARY JOAN HOENE (Age 54)                           Senior Vice President and Chief Compliance Officer of the Columbia Funds,
40 West 57th Street                                Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004
New York, NY 10005                                 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to
Senior Vice President and                          August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999
Chief Compliance Officer (since 2004)              to December, 2000; Vice President and Counsel, Equitable Life Assurance
                                                   Society of the United States from April, 1998 to November, 1999).
                                                   ---------------------------------------------------------------------------
MICHAEL G. CLARKE (Age 35)                         Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                               Funds and All-Star Funds since October, 2004 (formerly Controller of the
Boston, MA 02111                                   Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from
Chief Accounting Officer (since 2004)              May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May,
                                                   2004; Vice President, Product Strategy & Development of the Liberty Funds
                                                   and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August,
                                                   1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May,
                                                   1997 to August, 1999).
                                                   ---------------------------------------------------------------------------
JEFFREY R. COLEMAN (Age 35)                        Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                               All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                   Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest
Controller (since 2004)                            Funds and Loomis Sayles Funds from February, 2003 to September, 2004;
                                                   Assistant Vice President of CDC IXIS Asset Management Services, Inc. and
                                                   Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February,
                                                   2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).
                                                   ---------------------------------------------------------------------------
R. SCOTT HENDERSON (Age 45)                        Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                               December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to
Boston, MA 02111                                   September, 2004; Executive Director and General Counsel, Massachusetts
Secretary (since 2004)                             Pension Reserves Investment Management Board from September, 1997 to
                                                   March, 2001).
                                                   ---------------------------------------------------------------------------

        IMPORTANT INFORMATION ABOUT THIS REPORT
                                                -----------------------
                                                   Columbia High Yield
                                                        Municipal Fund

Transfer Agent
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor
Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110
The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia High Yield Municipal Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.



Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. will combine with Banc of America Capital Management, LLC on or about September 30, 2005. At that time, the newly combined advisor will undergo a name change to Columbia Management Advisors, LLC and will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

[GRAPHIC APPEARS HERE]     Help your fund reduce printing and postage costs!
                           Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

                           Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia High Yield Municipal Fund Annual Report, June 30, 2005

Columbia Management(R)

                                    [GRAPHIC]



                       COLUMBIA MANAGED MUNICIPALS FUND

                                 Annual Report
                                 June 30, 2005

                     PRESIDENT'S MESSAGE
                                                  --------------------------
                           Columbia Managed Municipals Fund

[PHOTO]



Dear Shareholder:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have been integrating various components of the Nations Funds, Galaxy Funds and Columbia Funds, which will result in a single fund family that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products but also to enhance the breadth and availability of our services. Given our ability to now leverage the size and scale of the Columbia Management business, I am pleased that these efforts will also result in substantial cost savings to the funds.

Our goal is to create a more simplified, clearly delineated product line. Through thoughtful project planning and execution, we will initially reduce the number of retail mutual funds from over 140 to fewer than 90. Earlier this year several fund mergers and liquidations were successfully completed. As we work to complete the remaining product and service provider consolidations in the coming months, we remain committed to building a mutual fund business that meets, and hopefully exceeds, your desire for personal financial solutions. We will continue to strive for the highest standards of performance and service excellence. The asset management business is in a time of transformation and we are committed to being progressive and innovative in our approach to the business. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continuously earned and will remain focused on producing results for you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/

Christopher L. Wilson
President, Columbia Funds

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, President of Columbia Funds, President & CEO of Nations Funds and President of Galaxy Funds. He is responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris joined Bank of America in August 2004.
Table of Contents


                        Performance Information.... 1

                        Fund Profile............... 2

                        Understanding Your Expenses 3

                        Economic Update............ 4

                        Portfolio Manager's Report. 5

                        Investment Portfolio....... 8

                    Statement of Assets and Liabilities 25

                    Statement of Operations............ 26

                    Statement of Changes in Net Assets. 27

                    Notes to Financial Statements...... 29

                    Financial Highlights............... 36

                    Report of Independent
                    Registered Public Accounting Firm.. 40

                    Unaudited Information.............. 41

                    Trustees........................... 42

                    Officers........................... 44

                    Important Information
                    About This Report.................. 45


The views expressed in the President's Message and Portfolio Manager's Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

                           --------------------------
                           Not FDIC May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

                   PERFORMANCE INFORMATION
                                                    --------------------------
                             Columbia Managed Municipals Fund

Performance of a $10,000 investment 07/01/95 - 06/30/05

                          sales charge: without  with
                          ----------------------------
                          Class A       17,930  17,075
                          ----------------------------
                          Class B       17,578  17,578
                          ----------------------------
                          Class C       17,717  17,717
                          ----------------------------
                          Class Z       18,028   n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.
Please visit www.columbiafunds.com for daily and most recent month-end performance updates.
Growth of a $10,000 investment 07/01/95 - 06/30/05

                                       [CHART]

                         Class A          Class A
                      shares without     shares with       Lehman Brothers
                       sales charge      sales charge   Municipal Bond Index
                       ------------      ------------   --------------------
                         $10,000           $ 9,525              $10,000
    7/31/1995             10,071             9,593               10,095
    8/31/1995             10,188             9,704               10,223
    9/30/1995             10,268             9,781               10,288
   10/31/1995             10,432             9,936               10,437
   11/30/1995             10,652            10,146               10,610
   12/31/1995             10,781            10,268               10,712
    1/31/1996             10,852            10,336               10,793
    2/29/1996             10,719            10,210               10,720
    3/31/1996             10,544            10,043               10,583
    4/30/1996             10,508            10,009               10,553
    5/31/1996             10,520            10,021               10,549
    6/30/1996             10,628            10,123               10,664
    7/31/1996             10,724            10,215               10,760
    8/31/1996             10,713            10,204               10,758
    9/30/1996             10,882            10,365               10,908
   10/31/1996             11,017            10,493               11,032
   11/30/1996             11,235            10,701               11,233
   12/31/1996             11,188            10,656               11,186
    1/31/1997             11,201            10,669               11,207
    2/28/1997             11,309            10,771               11,311
    3/31/1997             11,148            10,618               11,160
    4/30/1997             11,235            10,701               11,254
    5/31/1997             11,411            10,869               11,424
    6/30/1997             11,537            10,989               11,546
    7/31/1997             11,880            11,315               11,866
    8/31/1997             11,752            11,194               11,754
    9/30/1997             11,909            11,343               11,894
   10/31/1997             11,974            11,405               11,970
   11/30/1997             12,038            11,466               12,041
   12/31/1997             12,233            11,652               12,217
    1/31/1998             12,350            11,764               12,343
    2/28/1998             12,332            11,746               12,346
    3/31/1998             12,319            11,734               12,357
    4/30/1998             12,265            11,682               12,302
    5/31/1998             12,464            11,872               12,496
    6/30/1998             12,502            11,909               12,545
    7/31/1998             12,530            11,935               12,576
    8/31/1998             12,732            12,127               12,771
    9/30/1998             12,878            12,266               12,931
   10/31/1998             12,837            12,227               12,931
   11/30/1998             12,875            12,264               12,976
   12/31/1998             12,905            12,292               13,009
    1/31/1999             13,070            12,449               13,163
    2/28/1999             12,970            12,353               13,105
    3/31/1999             12,970            12,353               13,124
    4/30/1999             13,021            12,403               13,157
    5/31/1999             12,922            12,309               13,080
    6/30/1999             12,712            12,108               12,892
    7/31/1999             12,756            12,150               12,938
    8/31/1999             12,630            12,030               12,835
    9/30/1999             12,600            12,001               12,840
   10/31/1999             12,443            11,852               12,701
   11/30/1999             12,542            11,946               12,836
   12/31/1999             12,461            11,870               12,740
    1/31/2000             12,371            11,783               12,684
    2/29/2000             12,540            11,944               12,831
    3/31/2000             12,807            12,199               13,110
    4/30/2000             12,714            12,110               13,033
    5/31/2000             12,608            12,009               12,965
    6/30/2000             12,950            12,335               13,309
    7/31/2000             13,143            12,518               13,494
    8/31/2000             13,379            12,744               13,702
    9/30/2000             13,256            12,627               13,630
   10/31/2000             13,407            12,770               13,779
   11/30/2000             13,557            12,913               13,884
   12/31/2000             14,020            13,354               14,227
    1/31/2001             14,100            13,430               14,368
    2/28/2001             14,184            13,511               14,413
    3/31/2001             14,291            13,612               14,543
    4/30/2001             13,925            13,263               14,386
    5/31/2001             14,110            13,440               14,542
    6/30/2001             14,264            13,586               14,639
    7/31/2001             14,625            13,930               14,856
    8/31/2001             14,987            14,276               15,101
    9/30/2001             14,839            14,134               15,049
   10/31/2001             15,108            14,390               15,228
   11/30/2001             14,781            14,079               15,101
   12/31/2001             14,552            13,861               14,957
    1/31/2002             14,832            14,127               15,216
    2/28/2002             15,061            14,346               15,398
    3/31/2002             14,650            13,954               15,097
    4/30/2002             15,009            14,296               15,391
    5/31/2002             15,098            14,381               15,485
    6/30/2002             15,271            14,546               15,649
    7/31/2002             15,447            14,713               15,851
    8/31/2002             15,606            14,865               16,041
    9/30/2002             15,988            15,229               16,392
   10/31/2002             15,597            14,856               16,120
   11/30/2002             15,494            14,758               16,053
   12/31/2002             15,934            15,177               16,391
    1/31/2003             15,782            15,033               16,350
    2/28/2003             16,139            15,373               16,579
    3/31/2003             16,092            15,328               16,589
    4/30/2003             16,289            15,515               16,699
    5/31/2003             16,857            16,056               17,089
    6/30/2003             16,697            15,904               17,018
    7/31/2003             15,825            15,074               16,422
    8/31/2003             15,987            15,227               16,545
    9/30/2003             16,596            15,808               17,032
   10/31/2003             16,435            15,654               16,946
   11/30/2003             16,672            15,880               17,123
   12/31/2003             16,805            16,007               17,265
    1/31/2004             16,881            16,079               17,363
    2/29/2004             17,200            16,383               17,624
    3/31/2004             17,019            16,211               17,562
    4/30/2004             16,483            15,700               17,146
    5/31/2004             16,414            15,634               17,084
    6/30/2004             16,494            15,711               17,146
    7/31/2004             16,709            15,915               17,372
    8/31/2004             17,113            16,300               17,719
    9/30/2004             17,195            16,378               17,813
   10/31/2004             17,350            16,526               17,966
   11/30/2004             17,143            16,329               17,819
   12/31/2004             17,397            16,571               18,036
    1/31/2005             17,575            16,740               18,204
    2/28/2005             17,462            16,633               18,144
    3/31/2005             17,253            16,433               18,030
    4/30/2005             17,606            16,770               18,315
    5/31/2005             17,803            16,958               18,445
    6/30/2005             17,930            17,075               18,559



The chart above shows the growth in value of a hypothetical $10,000 investment in Class A Shares of Columbia Managed Municipals Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Average annual total return as of 06/30/05 (%)

          Share class       A            B            C          Z
          ------------------------------------------------------------
          Inception      11/01/02     11/01/02     11/01/02   02/23/77
          ------------------------------------------------------------
          Sales charge without with without with without with without
          ------------------------------------------------------------
          1-year        8.77   3.60  7.96   2.96  8.28   7.28   8.99
          ------------------------------------------------------------
          5-year        6.73   5.70  6.31   6.00  6.48   6.48   6.85
          ------------------------------------------------------------
          10-year       6.01   5.50  5.80   5.80  5.89   5.89   6.07
          ------------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD HAVE BEEN LOWER.
ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
Class A, class B and class C are newer classes of shares. Their performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to their inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, class B and class C shares were initially offered on November 1, 2002, and class Z shares were initially offered on February 23, 1977.

                      FUND PROFILE
                                   -----------------------
                                         Columbia Managed
                                          Municipals Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.
Quality breakdown as of 06/30/05 (%)

                             AAA              69.0
                             ---------------------
                             AA                5.2
                             ---------------------
                             A                 8.2
                             ---------------------
                             BBB               9.5
                             ---------------------
                             B                 0.4
                             ---------------------
                             CCC               0.2
                             ---------------------
                             CC                0.2
                             ---------------------
                             Non-rated         5.8
                             ---------------------
                             Cash equivalents  1.5
                             ---------------------

Top 5 sectors as of 06/30/05 (%)

                         Refunded/escrowed         13.0
                         ------------------------------
                         Local general obligations 12.6
                         ------------------------------
                         Municipal electric         8.7
                         ------------------------------
                         Water & sewer              7.7
                         ------------------------------
                         State general obligations  7.4
                         ------------------------------

Maturity breakdown as of 06/30/05 (%)

                             0-1 years          0.1
                             ----------------------
                             1-3 years          1.0
                             ----------------------
                             3-5 years          8.2
                             ----------------------
                             5-7 years          4.5
                             ----------------------
                             7-10 years        12.9
                             ----------------------
                             10-15 years       35.3
                             ----------------------
                             15-20 years       18.3
                             ----------------------
                             20-25 years       12.4
                             ----------------------
                             25 years and over  5.8
                             ----------------------
                             Cash equivalents   1.5
                             ----------------------

Sector breakdowns are calculated as a percentage of net assets.
Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.
Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.
Past performance is no guarantee of future results.
Summary

.. For the 12-month period ended June 30, 2005, the fund's class A shares returned 8.77% without sales charge.

..  The fund outperformed both its benchmark, the Lehman Brothers Municipal Bond
   Index, and the average return of its peer group, the Lipper General
   Municipal Debt Fund Category.

.. The fund did better than its benchmark because it had more exposure to long-term bonds and relatively less exposure to short-term bonds. We believe this positioning also helped the fund outperform its peer group average.

                                  [FLOW CHART]

                                             Lehman Brothers
                      Class A shares        Municipal Bond Index
                      --------------        --------------------
                         8.77%                     8.24%

                                   Objective
Seeks a high level of total return consistent with prudent risk, consisting of current income exempt from federal income tax and opportunities for capital appreciation

                               Total Net Assets
                                $407.5 million

Management Style

                                    [GRAPHIC]

                 UNDERSTANDING YOUR EXPENSES
                                                      --------------------------
                               Columbia Managed Municipals Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia Funds
   Services, Inc., on or about August 22, 2005, Columbia Fund Services, Inc. will undergo a name change to Columbia Management services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

01/01/05 -- 06/30/05

        Account beginning ($) Account end of the ($) Expenses during the ($) Fund's expense (%)
-----------------------------------------------------------------------------------------------
         Actual  Hypothetical  Actual   Hypothetical Actual   Hypothetical
-----------------------------------------------------------------------------------------------
Class A 1,000.00   1,000.00   1,031.81    1,020.82    4.46        4.43              0.87
-----------------------------------------------------------------------------------------------
Class B 1,000.00   1,000.00   1,027.98    1,017.04    8.28        8.24              1.62
-----------------------------------------------------------------------------------------------
Class C 1,000.00   1,000.00   1,029.49    1,018.55    6.75        6.72              1.32
-----------------------------------------------------------------------------------------------
Class Z 1,000.00   1,000.00   1,032.92    1,021.93    3.33        3.31              0.65
-----------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the distributor not waived a portion of class C shares' expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

                     ECONOMIC UPDATE
                                                --------------------------------
                           Columbia Managed Municipals Fund

The US economy moved ahead at a steady pace during the 12-month period that began July 1, 2004 and ended June 30, 2005. Gross domestic product expanded at an estimated annualized rate of approximately 3.7% as job growth helped buoy consumer spending and rising profits boosted business spending. Record high energy prices failed to put a significant damper on growth as the economy actually gained strength as the period wore on.

Job growth dominated the economic news and drove consumer confidence readings both up and down, depending on the number of new jobs reported. Overall, the labor market improved during the period and consumers remained significantly more optimistic about prospects for the US economy and about their own employment than they were a year ago.

Consumer spending grew during the period, as retail sales and the housing market remained strong. The business sector contributed to the economy's growth. Yet, given a maturing economic cycle, two straight years of double-digit profit growth and a significant build-up of cash on corporate balance sheets, business spending was not as robust as expected.

Bonds delivered solid gains

The US bond market delivered solid returns despite rising short-term interest rates, which historically have driven yields on other maturity ranges higher -- and bond prices lower. That was not the case over the past 12 months. After a brief period of volatility early in 2005, the yield on the 10-year U.S. Treasury note, a bellwether for the bond market, ended the period at 3.90% -- significantly lower than where it started the period, at 4.60%.

In this environment, the Lehman Brothers Aggregate Bond Index returned 6.80% for the 12-month period. Municipal bonds did even better as state revenues strengthened and fiscal constraints helped many states balance their budgets. High-yield bonds led the fixed income markets, as a stronger economy resulted in improved credit ratings, stronger balance sheets and higher profits for many companies in the high-yield universe. The Merrill Lynch US High Yield, Cash Pay Index returned 10.64%. The sector was hit hard in the spring on news that GM and Ford bonds had been downgraded by the major rating agencies. High-yield bonds retreated then bounced back in the final months of the period.

Short-term interest rates moved higher

After a year of the lowest short-term interest rates in recent history, the Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.25% to 3.25% during the period./1/ From the outset, the Fed indicated that it would raise short-term interest rates at a "measured pace" in an attempt to balance economic growth against inflationary pressures, and so far each of its nine increases have been in one-quarter percentage point increments. In recent testimony, Fed chairman Greenspan suggested that any future increases would likely follow the same gradual course.

Stock returns varied by investment style and company size

Buoyed by strong gains in the fourth quarter of 2004, the S&P 500 Index -- a broad measure of large company stock market performance -- returned 6.32% for the period. Returns were lackluster throughout most of 2004, but most segments of the stock market bounced back after the presidential election was settled in November. Stocks retreated early in 2005 as rising energy prices and higher interest rates appeared to turn investors cautious once again. Small and mid-cap stocks did significantly better than large-cap stocks in the first half of the period, but large-cap stocks pulled ahead in the second half. Value stocks led growth stocks by a significant margin.
/1/On August 9, 2005, the federal funds rate was increased to 3.5%.

Summary
For the 12-month period ended June 30, 2005

..  Bonds chalked up solid gains as measured by the Lehman Brothers Aggregate
   Bond Index. High-yield bonds led the fixed income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Index.

                                  [FLOW CHART]

                   Lehman Index    Merrill Lynch Index
                    ---------      ------------------
                      6.80%              10.64%

.. Stocks, as measured by the S&P 500 Index, were buoyed by a fourth-quarter rally in 2004. Value stocks outperformed growth stocks by a significant margin, as measured by the Russell 1000 Value Index.

                                  [FLOW CHART]


                      S&P 500 Index            Russell Index
                      -------------            --------------
                         6.32%                     14.06%

The Lehman Brothers Aggregate Bond Index is an unmanaged, market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues.
The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.
The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.
The Russell 1000 Value Index is an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

                 PORTFOLIO MANAGER'S REPORT
                                                     --------------------------
                              Columbia Managed Municipals Fund

For the 12-month period ended June 30, 2005, Columbia Managed Municipals Fund class A shares returned 8.77% without sales charge. The fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 8.24% for the same period, as well as the 7.30% average return of the Lipper General Municipal Debt Fund Category./1/

Long-term bonds and non-callable bonds helped returns

We believe that the fund's holdings in longer-term bonds and its relatively light exposure to shorter-term bonds accounted for its performance advantage over its peer group. In an environment of modest economic growth and relatively benign inflation, yields on longer-term bonds declined and prices rose. Generally, bonds with maturities of 15 years and longer fared better than the short end of the maturity spectrum. Short-term bond prices fell as the Federal Reserve Board (the Fed) raised the federal funds rate -- a key short-term borrowing rate -- on eight separate occasions during the period. The federal funds rate began the reporting period at 1.25% and ended it at 3.25%.

In particular, the fund's holdings in non-callable bonds maturing in 15 years or longer helped performance. Without a call provision, an issuer cannot redeem its bonds prior to maturity. Non-callable bonds also helped to limit the fund's exposure to reinvestment risk in an environment of declining long-term interest rates. Also, the fund's duration (a measure of its sensitivity to interest rate changes) was generally longer than its peers and helped performance as long-term interest rates declined.

Zero coupon and high-yield bonds added to return

Zero coupon bonds performed well for the fund. These bonds are highly sensitive to interest rate fluctuations because they do not make periodic interest payments but instead are sold at a deep discount to face value. In addition, the fund's exposure to high-yield municipal securities also boosted performance, partly because the yield spread between higher and lower-rated securities narrowed as investors continued to seek out higher yields -- despite their risks -- in a low-rate environment.

An update on the bond insurance industry

Recently, the bond insurance industry, which is dominated by established companies characterized by ultraconservative underwriting standards, has come under scrutiny and you may have seen stories about it in the press. MBIA, the world's largest bond insurer, has received subpoena requests from state and federal authorities covering several points of interest. Because approximately 22% of the portfolio is invested in bonds insured by MBIA, we have followed this matter with great interest. Based on information that is available to date, and as of this writing, we have been comfortable with MBIA's underwriting model and claims-paying ability and have continued to approve their insured municipal bonds for purchase.

/1/Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Net asset value per share as of 06/30/05 ($)

                                  Class A 9.11
                                  ------------
                                  Class B 9.11
                                  ------------
                                  Class C 9.11
                                  ------------
                                  Class Z 9.11

Distributions declared per share 07/01/04 - 06/30/05 ($)

                                  Class A 0.38
                                  ------------
                                  Class B 0.32
                                  ------------
                                  Class C 0.34
                                  ------------
                                  Class Z 0.40

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

SEC yields as of 06/30/05 (%)

                                  Class A 3.14
                                  ------------
                                  Class B 2.55
                                  ------------
                                  Class C 2.85
                                  ------------
                                  Class Z 3.54

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Taxable-equivalent SEC yields as of 06/30/05 (%)

                                  Class A 4.83
                                  ------------
                                  Class B 3.92
                                  ------------
                                  Class C 4.38
                                  ------------
                                  Class Z 5.45

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

                                                  ------------------------------
                            Columbia Managed Municipals Fund


Inflation remained in check

We anticipate that economic growth will be gradual, both domestically and around the world. High energy prices and relatively low business confidence continue to restrain job and wage growth in the United States. Meanwhile, China continued to flood the US market with cheap goods and services, which has helped keep a lid on price inflation. Against this backdrop, we plan to maintain the fund's focus on municipal issues with maturities of 15 years and longer, with a special emphasis on bonds with call protection. We seek to manage the fund's sensitivity to changing interest rates and to maintain our bias towards higher sensitivity as long as inflationary pressures remain subdued.

                                              Kimberly A. Campbell has been the portfolio manager of
                                              Columbia Managed Municipals Fund since December
                                              2001. In addition to serving as portfolio manager of the
                                              fund, Ms. Campbell was chief trader for municipal
                                              investments of Columbia Management Advisors, Inc. or
                                    [GRAPHIC] its predecessors from 1995 to 2001.

                                              /s/ Kimberly A.Campbell

The Board of Trustees approved a proposal to reorganize the Columbia Managed Municipals Fund into Columbia Tax-Exempt Fund, subject to shareholder approval. Shareholders are scheduled to vote on this reorganization in the third quarter of 2005. The reorganization is proposed to take place within a reasonable time thereafter.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Against this backdrop, we plan to maintain the fund's focus on municipal issues with maturities of 15 years and longer, with a special emphasis on bonds with call protection.

             FINANCIAL STATEMENTS
                                  --------------------------------
             June 30, 2005        Columbia Managed Municipals Fund

                                      A guide to understanding your fund's financial statements
                                      ---------------------------------------------------------------------------
               Investment Portfolio   The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.
                                      ---------------------------------------------------------------------------
Statement of Assets and Liabilities   This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.
                                      ---------------------------------------------------------------------------
            Statement of Operations   This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.
                                      ---------------------------------------------------------------------------
 Statement of Changes in Net Assets   This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments)
                                      during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.
                                      ---------------------------------------------------------------------------
      Notes to Financial Statements   These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.
                                      ---------------------------------------------------------------------------
               Financial Highlights   The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

             INVESTMENT PORTFOLIO
                                  --------------------------------
             June 30, 2005        Columbia Managed Municipals Fund

Municipal Bonds - 97.1%

EDUCATION - 4.8%
Education - 4.8%                                                                                          Par ($)  Value ($)
------------------------------------------------- ----------------------------------------------------- --------- ----------
              CA Educational Facilities Authority Loyola Marymount University, Series 2001,
                                                   Insured: MBIA
                                                     (a) 10/01/20                                       1,000,000    511,040
                                                  ----------------------------------------------------- --------- ----------
                    MA College Building Authority Series 1994 A,
                                                     7.500% 05/01/14                                    3,500,000  4,445,700
                                                  ----------------------------------------------------- --------- ----------
       MA Health & Education Facilities Authority Massachusetts Institute of Technology, Series 2002 K,
                                                     5.500% 07/01/22                                    1,000,000  1,198,910
                                                  ----------------------------------------------------- --------- ----------
                           NY Dormitory Authority Educational Housing Services, Series 2005,
                                                   Insured: AMBAC
                                                     5.250% 07/01/30                                    3,000,000  3,489,840
                                                  ----------------------------------------------------- --------- ----------
           OH Higher Educational Facility Revenue Case Western Reserve University, Series 1994,
                                                     6.250% 10/01/17                                    4,340,000  5,388,067
                                                  ----------------------------------------------------- --------- ----------
                    VA College Building Authority Virginia Educational Facilities, Washington & Lee
                                                   University, Series 2001,
                                                     5.375% 01/01/21                                    2,000,000  2,330,600
                                                  ----------------------------------------------------- --------- ----------
                              WV State University Series 2000 A,
                                                   Insured: AMBAC
                                                     (a) 04/01/18                                       3,800,000  2,208,788
                                                  ----------------------------------------------------- --------- ----------
                                                                                                  Education Total 19,572,945
                                                                                                                  ----------
                                                                                                  EDUCATION TOTAL 19,572,945

HEALTH CARE - 6.1%
Continuing Care Retirement - 0.5%
                                                  ----------------------------------------------------- --------- ----------
            FL Capital Projects Finance Authority Glenridge on Palmer Ranch, Series 2002 A,
                                                     8.000% 06/01/32                                      500,000    553,695
                                                  ----------------------------------------------------- --------- ----------
                HI Department of Budget & Finance Kahala Nui Project, Series 2003 A,
                                                     7.875% 11/15/23                                      500,000    571,415
                                                  ----------------------------------------------------- --------- ----------
OH Hamilton County Health Care Facilities Revenue Twin Towers, Series 1998 A,
                                                     5.125% 10/01/18                                      500,000    509,865
                                                  ----------------------------------------------------- --------- ----------
      PA Montgomery County Industrial Development Whitemarsh Continuing Care Retirement Community,
                                        Authority  Series 2005,
                                                     6.125% 02/01/28                                      500,000    525,540
                                                  ----------------------------------------------------- --------- ----------
                                                                                 Continuing Care Retirement Total  2,160,515
Health Services - 0.5%
                                                  ----------------------------------------------------- --------- ----------
                    MA Development Finance Agency Boston Biomedical Research Institute, Series 1999,
                                                     5.650% 02/01/19                                      310,000    310,645
                                                  ----------------------------------------------------- --------- ----------
     WI Health & Educational Facilities Authority Marshfield Clinic, Series 1999,
                                                   Insured: RAD
                                                     6.250% 02/15/29                                    1,600,000  1,782,512
                                                  ----------------------------------------------------- --------- ----------
                                                                                            Health Services Total  2,093,157

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Municipal Bonds - (continued)

HEALTH CARE - (continued)
Hospitals - 4.5%                                                                                               Par ($)  Value ($)
--------------------------------------------------- -------------------------------------------------------- --------- ----------
     CA ABAG Finance Authority for Nonprofit Corps. San Diego Hospital Association, Series 2003 C,
                                                       5.375% 03/01/20                                       1,320,000  1,413,812
                                                    -------------------------------------------------------- --------- ----------
           CA Health Facilities Financing Authority Catholic Healthcare West, Series 2004 G,
                                                       5.250% 07/01/23                                         500,000    528,645
                                                    -------------------------------------------------------- --------- ----------
      FL Hillsborough County Industrial Development Tampa General Hospital, Series 2003 A:
                                          Authority    5.000% 10/01/18                                         825,000    867,232
                                                       5.250% 10/01/24                                         800,000    842,616
                                                    -------------------------------------------------------- --------- ----------
                 FL West Orange Healthcare District Series 2001 A,
                                                       5.650% 02/01/22                                       1,050,000  1,117,420
                                                    -------------------------------------------------------- --------- ----------
                     LA Public Facilities Authority Touro Infirmary, Series 1999 A,
                                                       5.625% 08/15/29                                       1,240,000  1,295,874
                                                    -------------------------------------------------------- --------- ----------
       MA Health & Educational Facilities Authority South Shore Hospital, Series 1999 F:
                                                       5.625% 07/01/19                                       1,000,000  1,056,120
                                                       5.750% 07/01/29                                       2,500,000  2,621,575
                                                    -------------------------------------------------------- --------- ----------
       MD Health & Educational Facilities Authority University of Maryland Medical System, Series 2000,
                                                       6.750% 07/01/30                                         500,000    563,950
                                                    -------------------------------------------------------- --------- ----------
       MO Health & Educational Facilities Authority Lake Regional Health Systems, Series 2003,
                                                       5.600% 02/15/25                                         625,000    668,819
                                                    -------------------------------------------------------- --------- ----------
                   MS Medical Center Building Corp. University of Mississippi Medical Center, Series 1998 B,
                                                     Insured: AMBAC
                                                       5.500% 12/01/23                                       1,000,000  1,179,740
                                                    -------------------------------------------------------- --------- ----------
                                      NM Farmington San Juan Medical Center Project, Series 2004 A,
                                                       5.000% 06/01/23                                         500,000    518,555
                                                    -------------------------------------------------------- --------- ----------
                                       NV Henderson Catholic Healthcare West, Series 1999 A,
                                                       6.750% 07/01/20                                       1,000,000  1,120,670
                                                    -------------------------------------------------------- --------- ----------
OH Highland County Joint Township Hospital District Series 1999,
                                                       6.750% 12/01/29                                         475,000    488,419
                                                    -------------------------------------------------------- --------- ----------
        OH Miami County Hospital Facilities Revenue Upper Valley Medical Center, Series 1996 C,
                                                       6.000% 05/15/06                                         270,000    276,637
                                                    -------------------------------------------------------- --------- ----------
                   OK Development Finance Authority Duncan Regional Hospital, Series 2003 A,
                                                       5.125% 12/01/23                                       1,000,000  1,043,030
                                                    -------------------------------------------------------- --------- ----------
       TN Knox County Health, Educational & Housing East Tennessee Hospital, Series 2003 B,
                               Facilities Authority    5.750% 07/01/33                                         650,000    698,672
                                                    -------------------------------------------------------- --------- ----------
       WI Health & Educational Facilities Authority Aurora Health Care, Inc., Series 2003,
                                                       6.400% 04/15/33                                       1,075,000  1,202,054
                                                    Wheaton Franciscan Services, Series 2002,
                                                       5.750% 08/15/30                                         900,000    968,553
                                                    -------------------------------------------------------- --------- ----------
                                                                                                       Hospitals Total 18,472,393

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Municipal Bonds - (continued)

HEALTH CARE - (continued)
Intermediate Care Facilities - 0.6%                                                                  Par ($)  Value ($)
----------------------------------------------- -------------------------------------------------- --------- ----------
       IN Health Facilities Financing Authority Hoosier Care, Inc., Series 1999 A,
                                                   7.125% 06/01/34                                 2,380,000  2,234,368
                                                -------------------------------------------------- --------- ----------
                                                                          Intermediate Care Facilities Total  2,234,368
                                                                                                             ----------
                                                                                           HEALTH CARE TOTAL 24,960,433

HOUSING - 2.0%
Assisted Living/Senior - 0.2%
                                                -------------------------------------------------- --------- ----------
NY Suffolk County Industrial Development Agency Gurwin-Jewish Phase II, Series 2004,
                                                   6.700% 05/01/39                                   900,000    940,689
                                                -------------------------------------------------- --------- ----------
                                                                                Assisted Living/Senior Total    940,689
Multi-Family - 1.4%
                                                -------------------------------------------------- --------- ----------
    FL Broward County Housing Finance Authority Chaves Lake Apartment Project, Series 2000 A, AMT,
                                                   7.500% 07/01/40                                 1,500,000  1,518,210
                                                -------------------------------------------------- --------- ----------
       FL Clay County Housing Finance Authority Madison Commons Apartments, Series 2000 A, AMT,
                                                   7.450% 07/01/40                                   725,000    735,991
                                                -------------------------------------------------- --------- ----------
                      MA Housing Finance Agency Series 2004 A, AMT,
                                                 Insured: FSA
                                                   5.250% 07/01/25                                 2,000,000  2,076,720
                                                -------------------------------------------------- --------- ----------
                     NC Medical Care Commission ARC Projects, Series 2004 A,
                                                   5.800% 10/01/34                                 1,400,000  1,430,016
                                                -------------------------------------------------- --------- ----------
                                                                                          Multi-Family Total  5,760,937
Single-Family - 0.4%
                                                -------------------------------------------------- --------- ----------
                  NM Mortgage Finance Authority Series 2000 A-2, AMT,
                                                 Insured: FHA
                                                   7.100% 09/01/30                                   465,000    477,709
                                                -------------------------------------------------- --------- ----------
                            NV Housing Division Series 1991 A-2, AMT,
                                                 Insured: FHA
                                                   7.750% 04/01/22                                   235,000    235,458
                                                -------------------------------------------------- --------- ----------
                      OH Housing Finance Agency Series 1997 A-1, AMT,
                                                 Insured: GNMA
                                                   6.050% 09/01/17                                   405,000    423,257
                                                -------------------------------------------------- --------- ----------
            RI Housing & Mortgage Finance Corp. Series 1988, AMT,
                                                 Insured: FHA
                                                   7.550% 10/01/22                                   515,000    515,613
                                                -------------------------------------------------- --------- ----------
                                                                                         Single-Family Total  1,652,037
                                                                                                             ----------
                                                                                               HOUSING TOTAL  8,353,663

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Municipal Bonds - (continued)

INDUSTRIALS - 2.6%
Food Products - 0.3%                                                                               Par ($)  Value ($)
-------------------------------------------------- -------------------------------------------- ---------- ----------
                                 MI Strategic Fund Michigan Sugar Co.:
                                                    Carrollton Project,
                                                    Series 1998 C, AMT,
                                                      6.550% 11/01/25                              800,000    772,632
                                                     Imperial Holly Corp., Series 1998 B,
                                                      6.450% 11/01/25                              700,000    668,430
                                                   -------------------------------------------- ---------- ----------
                                                                                       Food Products Total  1,441,062
Forest Products & Paper - 1.4%
                                                   -------------------------------------------- ---------- ----------
      FL Escambia County Environmental Improvement International Paper Co., Series 2003 A, AMT,
                                         Authority    5.750% 11/01/27                              550,000    576,268
                                                   -------------------------------------------- ---------- ----------
     WA Port Longview Industrial Development Corp. Weyerhaeuser Corp., Series 1992, AMT,
                                                      6.875% 10/01/08                            4,750,000  5,221,770
                                                   -------------------------------------------- ---------- ----------
                                                                             Forest Products & Paper Total  5,798,038
Manufacturing - 0.4%
                                                   -------------------------------------------- ---------- ----------
                      MO Development Finance Board Procter & Gamble Co., Series 1999, AMT,
                                                      5.200% 03/15/29                            1,385,000  1,553,568
                                                   -------------------------------------------- ---------- ----------
                                                                                       Manufacturing Total  1,553,568
Oil & Gas - 0.3%
                                                   -------------------------------------------- ---------- ----------
   NJ Middlesex County Pollution Control Authority Amerada Hess Corp., Series 2004,
                                                      6.050% 09/15/34                              240,000    257,038
                                                   -------------------------------------------- ---------- ----------
        VI Virgin Islands Public Finance Authority Hovensa LCC, Series 2003, AMT,
                                                      6.125% 07/01/22                              875,000    967,382
                                                   -------------------------------------------- ---------- ----------
                                                                                           Oil & Gas Total  1,224,420
Other Industrial Development Bonds - 0.2%
                                                   -------------------------------------------- ---------- ----------
                 MI Strategic Fund Obligation Ltd. NSF International Project, Series 2004,
                                                      5.250% 08/01/26                              600,000    630,198
                                                   -------------------------------------------- ---------- ----------
                                                                  Other Industrial Development Bonds Total    630,198
                                                                                                           ----------
                                                                                         INDUSTRIALS TOTAL 10,647,286

OTHER - 13.9%
Refunded/Escrowed(b) - 13.0%
                                                   -------------------------------------------- ---------- ----------
CA Foothill Eastern Transportation Corridor Agency Series 1995 A, Escrowed to Maturity
                                                      (a) 01/01/18                              10,000,000  6,020,400
                                                   -------------------------------------------- ---------- ----------
          FL Jacksonville Transportation Authority Series 1985, Escrowed to Maturity
                                                      9.200% 01/01/15                            2,000,000  2,728,900
                                                   -------------------------------------------- ---------- ----------
                    GA Fulton County Water & Sewer Series 1992, Escrowed to Maturity
                                                    Insured: FGIC
                                                      6.375% 01/01/14                           13,270,000 15,627,946
                                                   -------------------------------------------- ---------- ----------
                   GA Municipal Electric Authority Series 1991:
                                                    Escrowed to Maturity
                                                    Insured: MBIA
                                                      6.600% 01/01/18                            4,020,000  4,948,736

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Municipal Bonds - (continued)

OTHER - (continued)
Refunded/Escrowed(b) - (continued)                                                                   Par ($)  Value ($)
------------------------------------------- ------------------------------------------------------ --------- ----------
             ID Health Facilities Authority IHC Hospitals, Inc., Series 1992, Escrowed to Maturity
                                               6.650% 02/15/21                                     1,200,000  1,584,000
                                            ------------------------------------------------------ --------- ----------
             IL Health Facilities Authority Swedish American Hospital, Series 2000,
                                             Pre-refunded 05/15/10
                                               6.875% 11/15/30                                     1,000,000  1,176,400
                                            ------------------------------------------------------ --------- ----------
IL Metropolitan Pier & Exposition Authority Series 1996, Escrowed to Maturity
                                             Insured: MBIA
                                               (a) 06/15/12                                        2,655,000  2,064,502
                                            ------------------------------------------------------ --------- ----------
          NC Eastern Municipal Power Agency Series 1991 A, Escrowed to Maturity
                                               6.500% 01/01/18                                     4,315,000  5,495,714
                                            ------------------------------------------------------ --------- ----------
    NY Triborough Bridge & Tunnel Authority Series 1992 Y, Escrowed to Maturity
                                               6.125% 01/01/21                                     5,500,000  6,897,825
                                            ------------------------------------------------------ --------- ----------
OH Cleveland-Cuyahoga County Port Authority Oglebay Norton Co., Series 1997, AMT,
                                             Escrowed to Maturity
                                               6.000% 03/01/07                                       140,000    145,293
                                            ------------------------------------------------------ --------- ----------
                OH Hilliard School District Series 1995 A, Escrowed to Maturity
                                             Insured: FGIC
                                               (a) 12/01/12                                        2,505,000  1,918,605
                                            ------------------------------------------------------ --------- ----------
             OH Water Development Authority Series 1990, Escrowed to Maturity
                                             Insured: AMBAC
                                               6.000% 12/01/16                                     1,000,000  1,156,130
                                            ------------------------------------------------------ --------- ----------
           TX Houston Water & Sewer Revenue Series 1998, Escrowed to Maturity
                                             Insured: FSA
                                               (a) 12/01/23                                        2,515,000  1,114,044
                                            ------------------------------------------------------ --------- ----------
                  TX Municipal Power Agency Series 1989, Escrowed to Maturity
                                             Insured: AMBAC
                                               (a) 09/01/08                                           75,000     68,132
                                            ------------------------------------------------------ --------- ----------
              WV Hospital Finance Authority Charleston Area Medical Center,
                                             Series 2000, Pre-refunded 09/01/10
                                               6.750% 09/01/30                                     1,610,000  1,900,911
                                            ------------------------------------------------------ --------- ----------
                                                                                   Refunded / Escrowed Total 52,847,538
Tobacco - 0.9%
                                            ------------------------------------------------------ --------- ----------
      NJ Tobacco Settlement Financing Corp. Series 2003,
                                               6.750% 06/01/39                                     1,415,000  1,588,493
                                            ------------------------------------------------------ --------- ----------
      VA Tobacco Settlement Financing Corp. Series 2005,
                                               5.500% 06/01/26                                     2,000,000  2,051,400
                                            ------------------------------------------------------ --------- ----------
                                                                                               Tobacco Total  3,639,893
                                                                                                             ----------
                                                                                                 OTHER TOTAL 56,487,431

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Municipal Bonds - (continued)

OTHER REVENUE - 1.5%
Hotels - 0.3%                                                                                  Par ($) Value ($)
----------------------------------------- -------------------------------------------------- --------- ---------
NJ Middlesex County Improvement Authority Heldrich Associates LLC, Series 2005 B,
                                             6.250% 01/01/37                                 1,000,000   999,610
                                          -------------------------------------------------- --------- ---------
                                                                                          Hotels Total   999,610
Recreation - 1.2%
                                          -------------------------------------------------- --------- ---------
   CA Agua Caliente Band Cahuilla Indians Series 2003,
                                             6.000% 07/01/18                                   350,000   370,017
                                          -------------------------------------------------- --------- ---------
          CA Cabazon Band Mission Indians Series 2004:
                                             8.375% 10/01/15 (c)                               595,000   616,789
                                             8.750% 10/01/19 (c)                             2,100,000 2,174,739
                                          -------------------------------------------------- --------- ---------
                  FL Capital Trust Agency Seminole Tribe Convention Center, Series 2002 A,
                                             10.000% 10/01/33 (c)                            1,500,000 1,670,220
                                          -------------------------------------------------- --------- ---------
                                                                                      Recreation Total 4,831,765
Retail - 0.0%
                                          -------------------------------------------------- --------- ---------
                           OH Lake County North Madison Properties, Series 1993,
                                             8.819% 09/01/11                                   160,000   160,563
                                          -------------------------------------------------- --------- ---------
                                                                                          Retail Total   160,563
                                                                                                       ---------
                                                                                   OTHER REVENUE TOTAL 5,991,938

RESOURCE RECOVERY - 0.4%
Disposal - 0.4%
                                          -------------------------------------------------- --------- ---------
         IL Development Finance Authority Waste Management, Inc., Series 1997, AMT,
                                             5.050% 01/01/10                                   500,000   523,325
                                          -------------------------------------------------- --------- ---------
                        MI Strategic Fund Waste Management, Inc., Series 1995, AMT,
                                             5.200% 04/01/10                                   500,000   525,375
                                          -------------------------------------------------- --------- ---------
     NV Department of Business & Industry Republic Services, Inc. Project, Series 2003, AMT,
                                             5.625% 12/01/26                                   500,000   547,445
                                          -------------------------------------------------- --------- ---------
                                                                                        Disposal Total 1,596,145
                                                                                                       ---------
                                                                               RESOURCE RECOVERY TOTAL 1,596,145

TAX-BACKED - 34.4%
Local Appropriated - 1.7%
                                          -------------------------------------------------- --------- ---------
            IL Chicago Board of Education Series 1992 A,
                                           Insured: MBIA
                                             6.000% 01/01/16                                 5,000,000 5,978,850
                                          -------------------------------------------------- --------- ---------
     IN Crown Point School Building Corp. Series 2000,
                                           Insured: MBIA
                                             (a) 01/15/19                                    1,665,000   924,758
                                          -------------------------------------------------- --------- ---------
                                                                              Local Appropriated Total 6,903,608

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Local General Obligations - 12.6%                                        Par ($) Value ($)
------------------------------------------------- ------------------   --------- ---------
                           AK North Slope Borough Series 1999 A,
                                                   Insured: MBIA
                                                     (a) 06/30/10      2,515,000 2,116,725
                                                  Series 2000 B,
                                                   Insured: MBIA
                                                     (a) 06/30/10      2,000,000 1,684,760
                                                  Series 2001 A,
                                                   Insured: MBIA
                                                     (a) 06/30/12      5,000,000 3,847,050
                                                  ------------------   --------- ---------
                  CA Golden West School Authority Series 1999 A,
                                                   Insured: MBIA
                                                     (a) 08/01/15      1,500,000 1,006,020
                                                  ------------------   --------- ---------
           CA Los Angeles Unified School District Series 2002,
                                                   Insured: MBIA
                                                     5.750% 07/01/16     400,000   476,360
                                                  ------------------   --------- ---------
     CA West Contra Costa Unified School District Series 2001 B,
                                                   Insured: MBIA
                                                     6.000% 08/01/24     465,000   581,864
                                                  ------------------   --------- ---------
             CA Yuba City Unified School District Series 2000,
                                                   Insured: FGIC
                                                     (a) 09/01/18      1,160,000   658,161
                                                  ------------------   --------- ---------
                              IL Champaign County Series 1999,
                                                   Insured: FGIC
                                                     8.250% 01/01/20   1,015,000 1,467,162
                                                  ------------------   --------- ---------
                    IL Chicago Board of Education Series 1998 B-1,
                                                   Insured: FGIC
                                                     (a) 12/01/21      1,500,000   724,695
                                                  ------------------   --------- ---------
                                       IL Chicago Series 1999,
                                                   Insured: FGIC
                                                     5.500% 01/01/23   2,250,000 2,646,900
                                                  ------------------   --------- ---------
           IL Cook County School District No. 102 Series 2001,
                                                   Insured: FGIC
                                                     (a) 12/01/20      3,065,000 1,552,545
                                                  ------------------   --------- ---------
      IL Will County Forest Preservation District Series 1999 B,
                                                   Insured: FGIC
                                                     (a) 12/01/16      1,000,000   622,100
                                                  ------------------   --------- ---------
IL Will County United School District No. 365-UVY Series 1999 B,
                                                   Insured: FSA
                                                     (a) 11/01/18      1,900,000 1,071,581
                                                  ------------------   --------- ---------
                                   LA New Orleans Series 1991,
                                                   Insured: AMBAC
                                                     (a) 09/01/12      6,250,000 4,803,000

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Local General Obligations - (continued)                                  Par ($) Value ($)
------------------------------------------------- ------------------   --------- ---------
          MO Springfield School District No. R-12 Series 1991 B,
                                                   Insured: FGIC
                                                     9.500% 03/01/07     600,000   664,536
                                                  ------------------   --------- ---------
                 NE Omaha Convention Center/Arena Series 2004,
                                                     5.250% 04/01/23   1,000,000 1,164,700
                                                  ------------------   --------- ---------
OH Adams County Ohio Valley Local School District Series 1995,
                                                   Insured: MBIA
                                                     7.000% 12/01/15   3,000,000 3,727,920
                                                  ------------------   --------- ---------
             OH Beavercreek Local School District Series 1996,
                                                   Insured: FGIC
                                                     6.600% 12/01/15   2,500,000 3,083,650
                                                  ------------------   --------- ---------
    OH Crooksville Exempt Village School District Series 1986,
                                                     7.375% 12/01/07      25,000    27,201
                                                  ------------------   --------- ---------
                               OH Cuyahoga County Series 1993 A,
                                                   Insured: MBIA
                                                     (a) 10/01/12      1,000,000   764,880
                                                  ------------------   --------- ---------
                   OH Dublin City School District Series 1997,
                                                   Insured: MBIA
                                                     (a) 12/01/11        900,000   714,726
                                                  ------------------   --------- ---------
OH Eastern Local School District Brown & Highland Series 1995,
                                         Counties  Insured: FGIC
                                                     6.250% 12/01/17   1,160,000 1,439,247
                                                  ------------------   --------- ---------
        OH Gahanna-Jefferson City School District Series 1993,
                                                   Insured: AMBAC
                                                     (a) 12/01/11        795,000   632,136
                                                  ------------------   --------- ---------
                   OH Kings Local School District Series 1995,
                                                   Insured: FGIC
                                                     7.500% 12/01/16   2,110,000 2,727,048
                                                  ------------------   --------- ---------
                  OH Lakota Local School District Series 2001,
                                                   Insured: FGIC
                                                     5.500% 12/01/18   1,460,000 1,725,749
                                                  ------------------   --------- ---------
                OH Massillon City School District Series 2002:
                                                   Insured: AMBAC
                                                     (a) 12/01/09        900,000   779,706
                                                     (a) 12/01/11      1,000,000   794,140
                                                  ------------------   --------- ---------
                  OH Monroe Local School District Series 2002,
                                                   Insured: AMBAC
                                                     5.750% 12/01/19   1,195,000 1,450,336
                                                  ------------------   --------- ---------
              OH North Fork Local School District Series 2001,
                                                   Insured: FSA
                                                     5.750% 12/01/17     510,000   615,029

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Local General Obligations - (continued)                                                                     Par ($)  Value ($)
---------------------------------------------- ---------------------------------------------------------- --------- ----------
         OH Pickerington Local School District Series 2001,
                                                Insured: FGIC
                                                  (a) 12/01/16                                            1,340,000    840,167
                                               ---------------------------------------------------------- --------- ----------
         OH River Valley Local School District School Facilities Construction & Improvement, Series 2001,
                                                Insured: FSA
                                                  5.250% 11/01/23                                           500,000    579,925
                                               ---------------------------------------------------------- --------- ----------
        OH Shaker Heights City School District Series 1990 A,
                                                  7.100% 12/15/10                                           550,000    615,197
                                               ---------------------------------------------------------- --------- ----------
    OH Southwest Licking Local School District Series 1999,
                                                Insured: FGIC
                                                  5.750% 12/01/16                                           400,000    477,032
                                               ---------------------------------------------------------- --------- ----------
     OH Tri-County North Local School District Series 1986,
                                                  8.125% 12/01/06                                            75,000     79,800
                                               ---------------------------------------------------------- --------- ----------
                      OH West Chester Township Series 2002,
                                                Insured: AMBAC
                                                  5.750% 12/01/20                                         1,000,000  1,218,050
                                               ---------------------------------------------------------- --------- ----------
OR Linn County Community School District No. 9 Series 2005,
                                       Lebanon  Insured: FGIC
                                                  5.500% 06/15/30                                         1,435,000  1,734,312
                                               ---------------------------------------------------------- --------- ----------
       TX Dallas County Flood Control District Series 2002,
                                                  7.250% 04/01/32                                         1,500,000  1,568,235
                                               ---------------------------------------------------------- --------- ----------
        WA Clark County School District No. 37 Series 2001 C,
                                                Insured: FGIC
                                                  (a) 12/01/20                                            1,150,000    582,521
                                               ---------------------------------------------------------- --------- ----------
                                                                                    Local General Obligations Total 51,265,166
Special Non-Property Tax - 6.5%
                                               ---------------------------------------------------------- --------- ----------
   IL Metropolitan Pier & Exposition Authority Series 1996 A:
                                                Insured: MBIA
                                                  (a) 06/15/12                                            2,345,000  1,812,521
                                                  (a) 12/15/12                                            8,850,000  6,704,229
                                               ---------------------------------------------------------- --------- ----------
 MA Massachusetts Bay Transportation Authority Series 2003 A,
                                                  5.250% 07/01/19                                         1,200,000  1,383,360
                                               Series 2005 A,
                                                  5.000% 07/01/25                                         3,000,000  3,383,730
                                               ---------------------------------------------------------- --------- ----------
                                 MI Trunk Line Series 2004,
                                                Insured: FSA
                                                  5.000% 11/01/19                                         1,000,000  1,128,100
                                               ---------------------------------------------------------- --------- ----------
             NJ Economic Development Authority Cigarette Tax, Series 2004,
                                                  5.500% 06/15/31                                           150,000    158,801
                                               ---------------------------------------------------------- --------- ----------
                        NY Dormitory Authority State Personal Income Tax Revenue, Series 2005 B,
                                                Insured: AMBAC
                                                  5.500% 03/15/27                                         3,860,000  4,650,412

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
Special Non-Property Tax - (continued)                                                                        Par ($)  Value ($)
------------------------------------------------- --------------------------------------------------------- --------- ----------
             NY Local Government Assistance Corp. Series 1993 E,
                                                   Insured: MBIA
                                                     5.000% 04/01/21                                        1,000,000  1,120,960
                                                  --------------------------------------------------------- --------- ----------
             OH Hamilton County Sales Tax Revenue Series 2000 B,
                                                   Insured: AMBAC
                                                     (a) 12/01/20                                           2,000,000  1,026,920
                                                  --------------------------------------------------------- --------- ----------
         PR Commonwealth of Puerto Rico Highway & Series 2003 AA,
                         Transportation Authority  Insured: MBIA
                                                     5.500% 07/01/19                                        1,000,000  1,188,090
                                                  --------------------------------------------------------- --------- ----------
    PR Commonwealth of Puerto Rico Infrastructure Series 2005 C,
                              Financing Authority  Insured: AMBAC
                                                     5.500% 07/01/26                                        2,000,000  2,407,580
                                                  --------------------------------------------------------- --------- ----------
   WA Central Puget Sound Regional Transportation Series 1998,
                                        Authority  Insured: FGIC
                                                     5.250% 02/01/21                                        1,500,000  1,713,975
                                                  --------------------------------------------------------- --------- ----------
                                                                                       Special Non-Property Tax Total 26,678,678
Special Property Tax - 0.7%
                                                  --------------------------------------------------------- --------- ----------
CA Huntington Beach Community Facilities District Grand Coast Resort, Series 2001-1,
                                                     6.450% 09/01/31                                          500,000    527,470
                                                  --------------------------------------------------------- --------- ----------
                CA Santa Margarita Water District Series 1999,
                                                     6.250% 09/01/29                                          750,000    803,062
                                                  --------------------------------------------------------- --------- ----------
  FL Double Branch Community Development District Series 2002 A,
                                                     6.700% 05/01/34                                          395,000    432,158
                                                  --------------------------------------------------------- --------- ----------
    FL Westchester Community Development District Special Assessment, Series 2003,
                                            No. 1    6.000% 05/01/23                                          560,000    589,109
                                                  --------------------------------------------------------- --------- ----------
                   IL Sports Facilities Authority Series 2001,
                                                   Insured: AMBAC
                                                     (a) 06/15/18                                           1,000,000    580,600
                                                  --------------------------------------------------------- --------- ----------
                                                                                           Special Property Tax Total  2,932,399
State Appropriated - 5.5%
                                                  --------------------------------------------------------- --------- ----------
                            CA Public Works Board Department of Mental Health Lease Revenue, Coalinga State
                                                   Hospital, Series 2004 A,
                                                     5.500% 06/01/15                                        1,000,000  1,132,650
                                                  --------------------------------------------------------- --------- ----------
                            KY Turnpike Authority Series 1992,
                                                   Insured: FGIC
                                                     (a) 01/01/10 (d)                                       7,500,000  6,469,350
                                                  --------------------------------------------------------- --------- ----------
                NJ Economic Development Authority Series 2005 N-1,
                                                   Insured: FGIC
                                                     5.500% 09/01/27                                        3,000,000  3,617,460

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Municipal Bonds - (continued)

TAX-BACKED - (continued)
State Appropriated - (continued)                                                              Par ($)   Value ($)
------------------------------------------------ ------------------------------------------ --------- -----------
          NJ Transportation Trust Fund Authority Series 1999 A:
                                                    5.750% 06/15/18                         5,000,000   5,911,450
                                                    5.750% 06/15/20                         1,000,000   1,191,800
                                                 ------------------------------------------ --------- -----------
                 UT Building Ownership Authority Facilities Master Lease, Series 1998 C,
                                                  Insured: FSA
                                                    5.500% 05/15/19                         3,450,000   4,041,088
                                                 ------------------------------------------ --------- -----------
                                                                             State Appropriated Total  22,363,798
State General Obligations - 7.4%
                                                 ------------------------------------------ --------- -----------
                                        CA State Series 2003,
                                                    5.250% 02/01/23                         2,000,000   2,264,560
                                                 Series 2004,
                                                    5.000% 02/01/22                         2,000,000   2,129,100
                                                 ------------------------------------------ --------- -----------
                                        IL State Series 2001,
                                                  Insured: FGIC
                                                    6.000% 11/01/26                         3,000,000   3,795,270
                                                 ------------------------------------------ --------- -----------
   MA Massachusetts Bay Transportation Authority Series 1992 B,
                                                  Insured: MBIA
                                                    6.200% 03/01/16                         3,825,000   4,582,618
                                                 Series 1994 A:
                                                    7.000% 03/01/14                         3,150,000   3,873,586
                                                   Insured: FSA
                                                    7.000% 03/01/19                         2,500,000   3,229,700
                                                 ------------------------------------------ --------- -----------
NJ Washington Township Board of Education Mercer Series 2005,
                                          County  Insured: FSA
                                                    5.250% 01/01/27                         1,410,000   1,640,239
                                                 ------------------------------------------ --------- -----------
                                        OH State Series 1992,
                                                    6.100% 08/01/12                           380,000     445,288
                                                 ------------------------------------------ --------- -----------
                  PR Commonwealth of Puerto Rico Public Improvement:
                                                  Series 2001 A,
                                                   Insured: MBIA
                                                    5.500% 07/01/16                         4,230,000   4,963,270
                                                   Series 2004 A,
                                                    5.250% 07/01/21                         3,000,000   3,255,180
                                                 ------------------------------------------ --------- -----------
                                                                      State General Obligations Total  30,178,811
                                                                                                      -----------
                                                                                     TAX-BACKED TOTAL 140,322,460

TRANSPORTATION - 7.9%
Air Transportation - 1.8%
                                                 ------------------------------------------ --------- -----------
               IN Indianapolis Airport Authority Fed Ex Corp., Series 2004, AMT,
                                                    5.100% 01/15/17                           500,000     529,265
                                                 United Airlines, Inc., Series 1995 A, AMT,
                                                    6.500% 11/15/31 (e)                     1,360,000     173,454
                                                 ------------------------------------------ --------- -----------
                  KY Kenton County Airport Board Delta Air Lines, Inc., Series 1992 A, AMT,
                                                    7.500% 02/01/20                         1,000,000     891,050

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Municipal Bonds - (continued)

TRANSPORTATION - (continued)
Air Transportation - (continued)                                                                            Par ($) Value ($)
--------------------------------------------------- ----------------------------------------------------- --------- ---------
    MN Minneapolis & St. Paul Metropolitan Airports Northwest Airlines, Inc., Series 2001 A, AMT,
                                         Commission    7.000% 04/01/25                                    1,250,000 1,168,213
                                                    ----------------------------------------------------- --------- ---------
         NC Charlotte Douglas International Airport US Airways, Inc.:
                                                     Series 1998, AMT,
                                                       5.600% 07/01/27 (f)                                1,000,000   650,070
                                                      Series 2000, AMT,
                                                       7.750% 02/01/28 (f)                                1,000,000   736,550
                                                    ----------------------------------------------------- --------- ---------
                  NJ Economic Development Authority Continental Airlines, Inc., Series 1999, AMT,
                                                       6.250% 09/15/29                                    2,000,000 1,739,520
                                                    ----------------------------------------------------- --------- ---------
 TN Memphis Shelby County Airport Authority Special Fed Ex Corp. Project, Series 2002,
                                 Facilities Revenue    5.050% 09/01/12                                      500,000   534,345
                                                    ----------------------------------------------------- --------- ---------
TX Dallas-Fort Worth International Airport Facility AMR Corp. Series 2000, AMT,
                                                       8.500% 05/01/29 (g)                                1,000,000 1,004,000
                                                    ----------------------------------------------------- --------- ---------
                                                                                           Air Transportation Total 7,426,467
Airports - 0.6%
                                                    ----------------------------------------------------- --------- ---------
                                  MA Port Authority Series 1999, AMT, IFRN,
                                                     Insured: FGIC
                                                       9.485% 01/01/21 (h)                                1,000,000 1,199,270
                                                    ----------------------------------------------------- --------- ---------
                       MO St. Louis Airport Revenue Lambert-St. Louis International Airport, Series 2005,
                                                     Insured: MBIA
                                                       5.500% 07/01/27 (g)                                1,000,000 1,174,360
                                                    ----------------------------------------------------- --------- ---------
                                                                                                     Airports Total 2,373,630
Toll Facilities - 3.4%
                                                    ----------------------------------------------------- --------- ---------
                  CO E-470 Public Highway Authority Series 2000 B,
                                                     Insured: MBIA
                                                       (a) 09/01/18                                       4,600,000 2,616,664
                                                    ----------------------------------------------------- --------- ---------
                              KY Turnpike Authority Series 1993,
                                                     Insured: AMBAC
                                                       5.000% 07/01/25                                    2,000,000 2,153,300
                                                    ----------------------------------------------------- --------- ---------
                              MA Turnpike Authority Series 1997 C,
                                                     Insured: MBIA
                                                       (a) 01/01/20                                       2,000,000 1,073,000
                                                    ----------------------------------------------------- --------- ---------
                              NJ Turnpike Authority Series 2005,
                                                     Insured: FSA
                                                       5.250% 01/01/30                                    2,000,000 2,339,760
                                                    ----------------------------------------------------- --------- ---------
            NY Triborough Bridge & Tunnel Authority Series 2002,
                                                     Insured: MBIA
                                                       5.500% 11/15/20                                    2,050,000 2,437,019
                                                    ----------------------------------------------------- --------- ---------
                             OH Turnpike Commission Series 1998 A,
                                                     Insured: FGIC
                                                       5.500% 02/15/17                                    1,690,000 1,976,962

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Municipal Bonds - (continued)

TRANSPORTATION - (continued)
Toll Facilities - (continued)                                                                             Par ($)  Value ($)
--------------------------------------------------- --------------------------------------------------- --------- ----------
                 VA Richmond Metropolitan Authority Series 1998,
                                                     Insured: FGIC
                                                       5.250% 07/15/22                                  1,100,000  1,270,170
                                                    --------------------------------------------------- --------- ----------
                                                                                            Toll Facilities Total 13,866,875
Transportation - 2.1%
                                                    --------------------------------------------------- --------- ----------
    GA Metropolitan Atlanta Rapid Transit Authority Series 1992 P,
                                                     Insured: AMBAC
                                                       6.250% 07/01/20                                  4,000,000  4,891,400
                                                    --------------------------------------------------- --------- ----------
               NV Department of Business & Industry Las Vegas Monorail Project, Series 2000:
                                                       7.375% 01/01/30                                    650,000    685,932
                                                       7.375% 01/01/40                                    500,000    525,105
                                                    --------------------------------------------------- --------- ----------
              OH Toledo-Lucas County Port Authority CSX Transportation, Inc., Series 1992,
                                                       6.450% 12/15/21                                  2,000,000  2,339,940
                                                    --------------------------------------------------- --------- ----------
                                                                                             Transportation Total  8,442,377
                                                                                                                  ----------
                                                                                             TRANSPORTATION TOTAL 32,109,349

UTILITIES - 23.5%
Independent Power Producers - 0.6%
                                                    --------------------------------------------------- --------- ----------
 NY Suffolk County Industrial Development Authority Nissequogue Cogeneration Partners Facilities,
                                                     Series 1998, AMT,
                                                       5.500% 01/01/23                                  1,000,000  1,007,990
                                                    --------------------------------------------------- --------- ----------
    PA Carbon City Industrial Development Authority Panther Creek Partners Project, Series 2000, AMT,
                                                       6.650% 05/01/10                                    750,000    816,030
                                                    --------------------------------------------------- --------- ----------
PR Commonwealth of Puerto Rico Industrial, Tourist, AES Project, Series 2000, AMT,
     Educational, Medical & Environmental Authority    6.625% 06/01/26                                    645,000    700,818
                                                    --------------------------------------------------- --------- ----------
                                                                                Independent Power Producers Total  2,524,838
Investor Owned - 1.7%
                                                    --------------------------------------------------- --------- ----------
                   IN Development Finance Authority Series 1999, AMT,
                                                       5.950% 08/01/30                                  1,000,000  1,032,290
                                                    --------------------------------------------------- --------- ----------
                                      IN Petersburg Series 1995 C, AMT,
                                                       5.950% 12/01/29                                  1,500,000  1,564,620
                                                    --------------------------------------------------- --------- ----------
               OH Air Quality Development Authority Cleveland Electric Illuminating Co., Series 2002 A,
                                                       6.000% 12/01/13                                    500,000    530,765
                                                    --------------------------------------------------- --------- ----------
                          TX Brazos River Authority TXU Energy Co. LLC:
                                                      Series 1999 B, AMT,
                                                       6.750% 09/01/34                                  2,455,000  2,811,196
                                                      Series 2001 C, AMT,
                                                       5.750% 05/01/36                                    395,000    422,650
                                                    --------------------------------------------------- --------- ----------
        WY Lincoln County Environmental Improvement Pacificorp Project, Series 1995, AMT,
                                                       4.125% 11/01/25                                    500,000    495,920
                                                    --------------------------------------------------- --------- ----------
                                                                                             Investor Owned Total  6,857,441

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Municipal Bonds - (continued)

UTILITIES - (continued)
Joint Power Authority - 4.8%                                                           Par ($)  Value ($)
--------------------------------------------- ------------------------------------- ---------- ----------
            NC Eastern Municipal Power Agency Series 1991 A,
                                                 6.500% 01/01/18                     2,185,000  2,655,649
                                              Series 1992,
                                               Insured: MBIA
                                                 (a) 01/01/09                        2,260,000  2,026,339
                                              Series 1993,
                                               Insured: AMBAC
                                                 6.000% 01/01/18                     7,000,000  8,466,850
                                              ------------------------------------- ---------- ----------
                WA Public Power Supply System Nuclear Project No. 3, Series 1989 B,
                                                 (a) 07/01/08                        7,000,000  6,357,890
                                              ------------------------------------- ---------- ----------
                                                                   Joint Power Authority Total 19,506,728
Municipal Electric - 8.7%
                                              ------------------------------------- ---------- ----------
              GA Municipal Electric Authority Series 1991,
                                               Insured: MBIA
                                                 6.600% 01/01/18                    17,280,000 21,285,677
                                              ------------------------------------- ---------- ----------
    OH Cleveland Public Power Systems Revenue Series 1994 A,
                                               Insured: MBIA
                                                 (a) 11/15/13                        2,000,000  1,457,400
                                              ------------------------------------- ---------- ----------
   PA Westmoreland County Municipal Authority Series 2000 A,
                                               Insured: FGIC
                                                 (a) 08/15/23                        1,400,000    619,416
                                              ------------------------------------- ---------- ----------
PR Commonwealth of Puerto Rico Electric Power Series 2002 KK,
                                    Authority  Insured: MBIA
                                                 5.500% 07/01/16                     2,000,000  2,346,700
                                              ------------------------------------- ---------- ----------
        SD Heartland Consumers Power District Series 1992,
                                               Insured: FSA
                                                 6.000% 01/01/17                     8,000,000  9,611,120
                                              ------------------------------------- ---------- ----------
                                                                      Municipal Electric Total 35,320,313
Water & Sewer - 7.7%
                                              ------------------------------------- ---------- ----------
        GA Atlanta Water & Wastewater Revenue Series 1993,
                                               Insured: FGIC
                                                 5.500% 11/01/22                     3,225,000  3,821,044
                                              Series 2001 A,
                                               Insured: MBIA
                                                 5.500% 11/01/27                     1,500,000  1,797,810
                                              ------------------------------------- ---------- ----------
               GA Fulton County Water & Sewer Series 1992,
                                               Insured: FGIC
                                                 6.375% 01/01/14                       430,000    503,457
                                              ------------------------------------- ---------- ----------
              OH Cleveland Waterworks Revenue Series 1993 G,
                                               Insured: MBIA
                                                 5.500% 01/01/21                     3,000,000  3,531,420

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Municipal Bonds - (continued)

UTILITIES - (continued)
Water & Sewer - (continued)                                                                        Par ($)   Value ($)
-------------------------------------------------- --------------------------------------------- --------- -----------
                 OH Lakewood Water Systems Revenue Series 1995,
                                                    Insured: AMBAC
                                                      5.850% 07/01/20                            2,405,000   2,946,197
                                                   --------------------------------------------- --------- -----------
                      OH Warren Waterworks Revenue Series 1997,
                                                    Insured: FGIC
                                                      5.500% 11/01/15                              500,000     567,955
                                                   --------------------------------------------- --------- -----------
                    OH Water Development Authority Series 1991 B,
                                                    Insured: FSA
                                                      5.500% 06/01/18                            1,000,000   1,178,990
                                                   --------------------------------------------- --------- -----------
          PA Allegheny County Sanitation Authority Series 1991 A,
                                                    Insured: FGIC
                                                      (a) 06/01/07                               2,370,000   2,239,745
                                                   --------------------------------------------- --------- -----------
PA Dauphin County Industrial Development Authority Dauphin Water Supply Co., Series 1992 A, AMT,
                                                      6.900% 06/01/24                            3,400,000   4,413,370
                                                   --------------------------------------------- --------- -----------
           TX Houston Water & Sewer System Revenue Series 1991 C:
                                                    Insured: AMBAC
                                                      (a) 12/01/08                               4,000,000   3,595,400
                                                      (a) 12/01/09                               4,000,000   3,465,360
                                                      (a) 12/01/10                               3,750,000   3,113,325
                                                   Series 1998 A,
                                                    Insured: FSA
                                                      (a) 12/01/23                                 985,000     429,293
                                                   --------------------------------------------- --------- -----------
                                                                                       Water & Sewer Total  31,603,366
                                                                                                           -----------
                                                                                           UTILITIES TOTAL  95,812,686

                                                   Total Municipal Bonds
                                                   (cost of $352,477,696)                                  395,854,336
Municipal Preferred Stocks - 1.1%

HOUSING - 1.1%
Multi-Family - 1.1%
-------------------------------------------------- --------------------------------------------- --------- -----------
         Charter Municipal Mortgage Acceptance Co. AMT,
                                                      6.625% 06/30/09 (c)                        2,000,000   2,189,300
                                                   --------------------------------------------- --------- -----------
                                     MuniMae Trust AMT,
                                                      7.750% 06/30/50 (c)                        2,000,000   2,302,680
                                                   --------------------------------------------- --------- -----------
                                                                                        Multi-Family Total   4,491,980
                                                                                                           -----------
                                                                                             HOUSING TOTAL   4,491,980

                                                   Total Municipal Preferred Stocks
                                                   (cost of $4,000,000)                                      4,491,980

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

Investment Company - 0.0%                                                                                 Shares   Value ($)
--------------------------------------------- -------------------------------------------------------- --------- -----------
                                              Dreyfus Tax-Exempt Cash Management Fund                          1           1

                                              Total Investment Company
                                              (cost of $1)                                                                 1
Short-Term Obligations - 1.2%

VARIABLE RATE DEMAND NOTES(i) - 1.2%                                                                     Par ($)
--------------------------------------------- -------------------------------------------------------- --------- -----------
FL Alachua County Health Facilities Authority Oak Hammock of the University of Florida, Series 2002 A,
                                                 2.300% 10/01/32                                         800,000     800,000
                                              -------------------------------------------------------- --------- -----------
 FL Pinellas County Health Facility Authority Pooled Hospital Loan Program, Series 1985,
                                                 2.350% 12/01/15                                       2,000,000   2,000,000
                                              -------------------------------------------------------- --------- -----------
                   MN Brooklyn Center Revenue BCC Associates LLC, Series 2001,
                                                 2.350% 12/01/14                                         200,000     200,000
                                              -------------------------------------------------------- --------- -----------
                            MS Jackson County Chevron Corp., Series 1993,
                                                 2.250% 06/01/23                                         500,000     500,000
                                              -------------------------------------------------------- --------- -----------
 WI Health & Educational Facilities Authority ProHealth Care, Inc., Series 2001 B,
                                                 2.300% 08/15/30                                       1,000,000   1,000,000
                                              -------------------------------------------------------- --------- -----------
                              WY Uinta County Chevron Corp., Series 1993,
                                                 2.250% 08/15/20                                         300,000     300,000
                                              -------------------------------------------------------- --------- -----------
                                                                                VARIABLE RATE DEMAND NOTES TOTAL   4,800,000

                                              Total Short-Term Obligations
                                              (cost of $4,800,000)                                                 4,800,000

                                              Total Investments - 99.4%
                                              (cost of $361,277,697) (j)                                         405,146,317

                                              Other Assets & Liabilities, Net - 0.6%                               2,332,610

                                              Net Assets - 100.0%                                                407,478,927

                                   NOTES TO INVESTMENT PORTFOLIO:
                                (a)Zero coupon bond.
                                (b)The Fund has been informed that each issuer
                                   has placed direct obligations of the U.S.
                                   Government in an irrevocable trust, solely for the payment of principal and interest.
                                (c)Security exempt from registration pursuant
                                   to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities, which did not include any illiquid securities, amounted to $8,953,728, which represents 2.2% of net assets.
                                (d)A portion of the security with a market
                                   value of $2,587,740 is pledged as collateral for open futures contracts.
                                (e)The issuer has filed for bankruptcy
                                   protection under Chapter 11 and is in
                                   default of certain debt covenants. Income is not being accrued. At June 30, 2005, the value of this security represents less than 0.1% of net assets.
                                (f)The issuer has filed for bankruptcy
                                   protection under Chapter 11. Income is being accrued. At June 30, 2005, the value of these securities amounted to $1,386,620, which represents 0.3% of net assets.

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

                                (g)Security purchased on a delayed delivery
                                   basis.
                                (h)The interest rate shown on floating rate or
                                   variable rate securities reflects the rate at June 30, 2005.
                                (i)Variable rate demand notes. These securities
                                   are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at June 30, 2005.
                                (j)Cost for federal income tax purposes is
                                   $361,051,123.

At June 30, 2005, the Fund held the following open short futures contracts.
                            Number of             Aggregate   Expiration  Unrealized
           Type             Contracts    Value    Face Value     Date    Depreciation
-------------------------------------------------------------------------------------
10-Year U.S. Treasury Notes    327    $37,104,281 $37,065,865 Sept-2005    $(38,416)

                At June 30, 2005, the composition of the Fund by revenue source is as follows:
                REVENUE SOURCE (UNAUDITED)                      % OF NET ASSETS
                ------------------------------------------------------------------------------
                Tax-Backed                                            34.4%
                Utilities                                             23.5
                Other                                                 13.9
                Transportation                                         7.9
                Health Care                                            6.1
                Education                                              4.8
                Housing                                                3.1
                Industrials                                            2.6
                Other Revenue                                          1.5
                Resource Recovery                                      0.4
                Investment Company                                     0.0
                Short-Term Obligations                                 1.2
                Other Assets & Liabilities, Net                        0.6
                                                                     -----
                                                                     100.0%
                                                                     -----

                ACRONYM NAME
                ------- ----
                 ABAG   Association of Bay Area Government
                 AMBAC  Ambac Assurance Corp.
                 AMT    Alternative Minimum Tax
                 FGIC   Financial Guaranty Insurance Co.
                 FHA    Federal Housing Administration
                 FSA    Financial Security Assurance, Inc.
                 GNMA   Government National Mortgage Association
                 IFRN   Inverse Floating Rate Note
                 MBIA   MBIA Insurance Corp.
                 RAD    Radian Asset Assurance, Inc.

See Accompanying Notes to Financial Statements.

      STATEMENT OF ASSETS AND LIABILITIES
                                          --------------------------------
      June 30, 2005                       Columbia Managed Municipals Fund

                                                                                            ($)
------------------------- -------------------------------------------------------- -----------
                   Assets Investments, at cost                                     361,277,697
                                                                                   -----------
                          Investments, at value                                    405,146,317
                          Cash                                                          31,570
                          Receivable for:
                            Fund shares sold                                            38,143
                            Interest                                                 5,568,538
                          Deferred Trustees' compensation plan                          14,265
                                                                                   -----------
                             Total Assets                                          410,798,833
                          -------------------------------------------------------- -----------
              Liabilities Payable for:
                            Investments purchased on a delayed delivery basis        2,161,700
                            Fund shares repurchased                                    191,414
                            Futures variation margin                                    66,422
                            Distributions                                              536,620
                            Investment advisory fee                                    129,725
                            Administration fee                                          39,578
                            Transfer agent fee                                          43,496
                            Pricing and bookkeeping fees                                11,951
                            Chief compliance officer fees                                1,297
                            Merger fees                                                 36,003
                            Trustees' fees                                               1,238
                            Custody fee                                                    202
                            Distribution and service fees                               13,678
                          Deferred Trustees' fees                                       14,265
                          Other liabilities                                             72,317
                                                                                   -----------
                             Total Liabilities                                       3,319,906

                                                                        Net Assets 407,478,927
                          -------------------------------------------------------- -----------
Composition of Net Assets Paid-in capital                                          361,872,331
                          Undistributed net investment income                          390,383
                          Accumulated net realized gain                              1,386,009
                          Net unrealized appreciation (depreciation) on:
                            Investments                                             43,868,620
                            Futures contracts                                          (38,416)
                                                                                   -----------
                                                                        Net Assets 407,478,927
                          -------------------------------------------------------- -----------
                  Class A Net assets                                                45,128,965
                          Shares outstanding                                         4,955,064
                          Net asset value per share                                    9.11(a)
                          Maximum offering price per share ($9.11/0.9525)              9.56(b)
                          -------------------------------------------------------- -----------
                  Class B Net assets                                                 5,830,983
                          Shares outstanding                                           640,234
                          Net asset value and offering price per share                 9.11(a)
                          -------------------------------------------------------- -----------
                  Class C Net assets                                                 2,219,294
                          Shares outstanding                                           243,676
                          Net asset value and offering price per share                 9.11(a)
                          -------------------------------------------------------- -----------
                  Class Z Net assets                                               354,299,685
                          Shares outstanding                                        38,901,500
                          Net asset value, offering and redemption price per share        9.11

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

                                See Accompanying Notes to Financial Statements.

       STATEMENT OF OPERATIONS
                                        --------------------------------
       For the Year Ended June 30, 2005 Columbia Managed Municipals Fund

                                                                                                   ($)
--------------------------- -------------------------------------------------------------- ----------
          Investment Income Interest                                                       21,578,212
                            Dividends                                                           5,561
                                                                                           ----------
                              Total Investment Income                                      21,583,773
                            -------------------------------------------------------------- ----------
                   Expenses Investment advisory fee                                         1,757,076
                            Administration fee                                                499,769
                            Distribution fee:
                              Class B                                                          46,527
                              Class C                                                          15,484
                            Service fee:
                              Class A                                                         102,462
                              Class B                                                          13,710
                              Class C                                                           4,565
                            Transfer agent fee                                                298,129
                            Pricing and bookkeeping fees                                      142,095
                            Trustees' fees                                                     18,152
                            Custody fee                                                        19,473
                            Chief compliance officer fees (See Note 4)                          4,678
                            Merger costs                                                       36,003
                            Non-recurring costs (See Note 8)                                    7,910
                            Other expenses                                                    165,108
                                                                                           ----------
                              Total Expenses                                                3,131,141
                            Fees waived by Distributor - Class C                               (6,201)
                            Non-recurring costs assumed by Investment Advisor (See Note 8)     (7,910)
                            Custody earnings credit                                            (2,431)
                                                                                           ----------
                              Net Expenses                                                  3,114,599
                                                                                           ----------
                            Net Investment Income                                          18,469,174
                            -------------------------------------------------------------- ----------
Net Realized and Unrealized Net realized gain (loss) on:
 Gain (Loss) on Investments   Investments                                                   7,166,234
      and Futures Contracts   Futures contracts                                            (1,048,306)
                                                                                           ----------
                               Net realized gain                                            6,117,928
                                                                                           ----------
                            Net change in unrealized appreciation (depreciation) on:
                              Investments                                                  11,744,551
                              Futures contracts                                              (228,676)
                                                                                           ----------
                               Net change in unrealized appreciation (depreciation)        11,515,875
                                                                                           ----------
                            Net Gain                                                       17,633,803
                                                                                           ----------
                            Net Increase in Net Assets from Operations                     36,102,977

See Accompanying Notes to Financial Statements.

      STATEMENT OF CHANGES IN NET ASSETS
                                         --------------------------------
                                         Columbia Managed Municipals Fund

                                                                                               Year Ended June 30,
                                                                                            -------------------------
Increase (Decrease) in Net Assets:                                                              2005 ($)     2004 ($)
-------------------------------------- ---------------------------------------------------- -----------  -----------
                            Operations Net investment income                                 18,469,174   20,328,310
                                       Net realized gain (loss) on investments and futures
                                        contracts                                             6,117,928   (1,253,955)
                                       Net change in unrealized appreciation (depreciation)
                                        on investments and futures contracts                 11,515,875  (24,204,248)
                                                                                            -----------  -----------
                                       Net Increase (Decrease) from Operations               36,102,977   (5,129,893)
                                       ---------------------------------------------------- -----------  -----------
Distributions Declared to Shareholders From net investment income:
                                         Class A                                             (1,978,398)  (2,121,281)
                                         Class B                                               (218,472)    (269,381)
                                         Class C                                                (78,648)     (65,540)
                                         Class Z                                            (16,343,506) (17,512,057)
                                       From net realized gains:
                                         Class A                                                     --     (857,679)
                                         Class B                                                     --     (131,968)
                                         Class C                                                     --      (26,854)
                                         Class Z                                                     --   (6,747,258)
                                                                                            -----------  -----------
                                       Total Distributions Declared to Shareholders         (18,619,024) (27,732,018)
                                       ---------------------------------------------------- -----------  -----------
                    Share Transactions Class A:
                                         Subscriptions                                          867,123    2,317,399
                                         Distributions reinvested                             1,168,101    1,867,215
                                         Redemptions                                         (5,951,837)  (7,450,680)
                                                                                            -----------  -----------
                                          Net Decrease                                       (3,916,613)  (3,266,066)
                                       Class B:
                                         Subscriptions                                          321,120      384,216
                                         Distributions reinvested                               138,929      271,743
                                         Redemptions                                         (1,518,830)  (2,432,358)
                                                                                            -----------  -----------
                                          Net Decrease                                       (1,058,781)  (1,776,399)
                                       Class C:
                                         Subscriptions                                          993,570      773,448
                                         Distributions reinvested                                40,846       66,607
                                         Redemptions                                           (801,393)    (389,459)
                                                                                            -----------  -----------
                                          Net Increase                                          233,023      450,596
                                       Class Z:
                                         Subscriptions                                        6,587,333   35,414,788
                                         Distributions reinvested                            10,277,728   16,961,581
                                         Redemptions                                        (47,622,286) (86,349,551)
                                                                                            -----------  -----------
                                          Net Decrease                                      (30,757,225) (33,973,182)
                                       Net Decrease from Share Transactions                 (35,499,596) (38,565,051)
                                                                                            -----------  -----------
                                           Total Decrease in Net Assets                     (18,015,643) (71,426,962)
                                       ---------------------------------------------------- -----------  -----------
                            Net Assets Beginning of period                                  425,494,570  496,921,532
                                       End of period                                        407,478,927  425,494,570
                                       Undistributed net investment income
                                        at end of period                                        390,383      593,469

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                         Columbia Managed Municipals Fund


                                                           Year Ended June 30,
                                                         -----------------------
                                                                2005        2004
----------------- -------------------------------------  ----------  ----------
Changes in Shares Class A:
                    Subscriptions                            96,296     257,713
                    Issued for distributions reinvested     129,916     206,432
                    Redemptions                            (661,348)   (830,384)
                                                         ----------  ----------
                     Net Decrease                          (435,136)   (366,239)
                  Class B:
                    Subscriptions                            35,761      42,983
                    Issued for distributions reinvested      15,454      30,019
                    Redemptions                            (168,795)   (270,238)
                                                         ----------  ----------
                     Net Decrease                          (117,580)   (197,236)
                  Class C:
                    Subscriptions                           110,252      85,547
                    Issued for distributions reinvested       4,543       7,364
                    Redemptions                             (89,358)    (43,146)
                                                         ----------  ----------
                     Net Increase                            25,437      49,765
                  Class Z:
                    Subscriptions                           732,286   3,916,866
                    Issued for distributions reinvested   1,143,011   1,875,256
                    Redemptions                          (5,304,336) (9,573,470)
                                                         ----------  ----------
                     Net Decrease                        (3,429,039) (3,781,348)

See Accompanying Notes to Financial Statements.

         NOTES TO FINANCIAL STATEMENTS
                                       --------------------------------
         June 30, 2005                 Columbia Managed Municipals Fund

Note 1. Organization

Columbia Managed Municipals Fund (the "Fund"), a series of Columbia Funds Trust IX (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks a high level of total return consistent with prudent risk, consisting of current income exempt from federal income tax and opportunities for capital appreciation.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund


Futures Contracts

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund


Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2005, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

                      Undistributed  Accumulated
                      Net Investment Net Realized Paid-In
                          Income         Gain     Capital
                      -----------------------------------
                        $(53,236)      $53,237      $(1)
                      -----------------------------------

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended June 30, 2005 and June 30, 2004 was as follows:

                                            June 30,    June 30,
                                                2005        2004
                ------------------------------------------------
                Distributions paid from:
                ------------------------------------------------
                 Tax-exempt income       $18,592,979 $19,931,482
                ------------------------------------------------
                 Ordinary income              26,045      40,499
                ------------------------------------------------
                 Long-term capital gains          --   7,760,037
                ------------------------------------------------

As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:

            Undistributed Undistributed Undistributed
             Tax-Exempt     Ordinary      Long-Term   Net Unrealized
               Income        Income     Capital Gains Appreciation*
            --------------------------------------------------------
              $716,486         $--       $4,553,172    $44,095,194
            --------------------------------------------------------

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes, was:

                   Unrealized appreciation      $45,732,636
                   Unrealized depreciation       (1,637,442)
                                                -----------
                    Net unrealized appreciation $44,095,194
                   -----------------------------------------

Capital loss carryforwards of $1,522,991 were utilized during the year ended June 30, 2005.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                    Average Daily Net Assets   Annual Fee Rate
                  --------------------------------------------
                  First $100 million               0.450%
                  --------------------------------------------
                  $100 million to $200 million     0.425%
                  --------------------------------------------
                  $200 million to $1 billion       0.400%
                  --------------------------------------------
                  Over $1 billion                  0.375%
                  --------------------------------------------

For the year ended June 30, 2005, the Fund's effective investment advisory fee rate was 0.42%.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

                    Average Daily Net Assets   Annual Fee Rate
                  --------------------------------------------
                  First $100 million               0.150%
                  --------------------------------------------
                  $100 million to $200 million     0.125%
                  --------------------------------------------
                  $200 million to $1 billion       0.100%
                  --------------------------------------------
                  Over $1 billion                  0.075%
                  --------------------------------------------

For the year ended June 30, 2005, the Fund's effective administration fee rate was 0.12%.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended June 30, 2005, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.034%.

Transfer Agent Fee

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended June 30, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.07%.

Underwriting Discounts, Service and Distribution Fees

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended June 30, 2005, the Distributor has retained net underwriting discounts of $1,093 on sales of the Fund's Class A shares and received net CDSC of $8,138 and $345 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") for its Class A, Class B and Class C shares which allows the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Liberty Ohio Tax-Exempt Fund (which was acquired by the Fund on November 1, 2002) issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in a service fee between the 0.10% and 0.25% annual rates. For the year ended June 30, 2005, the effective service fee rates were 0.22%, 0.22% and 0.22% for Class A, Class B and Class C shares, respectively.

The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. For the year ended June 30, 2005, the effective distribution fee rate for Class C shares was 0.45%.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended June 30, 2005, the Fund paid $1,919 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund


Note 5. Purchases and Sales of Securities

For the year ended June 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $66,754,659 and $101,741,640, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended June 30, 2005, the Fund did not borrow under this arrangement.

Note 7. Shares of Beneficial Interest

As of June 30, 2005, the Fund had shareholders that held greater than 5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                          Number of     % of Shares
                         Shareholders Outstanding Held
                         -----------------------------
                              1             6.0%
                         -----------------------------

Note 8. Disclosure of Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated Aaa by Moody's Investors Service, Inc., except for Radian Asset Assurance, Inc. which is rated Aa3. At June 30, 2005, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

                                                    % of Total
                Insurer                             Investments
                ------------------------------------------------
                 MBIA Insurance Corp.                      22.1%
                ------------------------------------------------
                 Financial Guaranty Insurance Co.          16.4
                ------------------------------------------------
                 Ambac Assurance Corp.                     13.6
                ------------------------------------------------
                 Financial Security Assurance, Inc.         7.2
                ------------------------------------------------

Geographic Concentration

The Fund has greater than 5% of its total investments at June 30, 2005 invested in debt obligations issued by the states of California, Georgia, Illinois, Massachusetts, New York, North Carolina and Ohio and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the states' municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia and the Distributor (collectively, the "Columbia Group") entered into an assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC")

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

(the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has conditionally ordered its transfer to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions

--------------------------------------------------------------------------------
                 June 30, 2005 Columbia Managed Municipals Fund

making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the year ended June 30, 2005, Columbia has assumed $7,910 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 9. Proposed Reorganization

On February 10, 2005, the Board of Trustees approved a proposal to merge the Columbia Managed Municipal Bond Fund into the Columbia Tax-Exempt Bond Fund. The merger is subject to approval by shareholders of the fund and the satisfaction of certain other conditions. The merger is expected to be completed in the third quarter of 2005. Any merger related cost paid by the fund will be reimbursed if the merger is not approved by the shareholders.

             FINANCIAL HIGHLIGHTS
                                  --------------------------------
                                  Columbia Managed Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                           Period
                                                                                                            Ended
                                                                                Year Ended June 30,      June 30,
                                                                             --------------------         2003(a)
Class A Shares                                                                   2005          2004   --------
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $  8.74      $  9.38     $  9.01

-----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (b)                                                       0.38         0.38        0.26
Net realized and unrealized gain (loss) on investments and futures contracts    0.37        (0.49)       0.37
                                                                             -------      -------     --------
Total from Investment Operations                                                0.75        (0.11)       0.63

-----------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                                     (0.38)       (0.38)      (0.26)
From net realized gains                                                           --        (0.15)         --
                                                                             -------      -------     --------
Total Distributions Declared to Shareholders                                   (0.38)       (0.53)      (0.26)

-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $  9.11      $  8.74     $  9.38
Total return (c)                                                                8.77%       (1.20)%      7.06%(d)

-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)                                                                    0.91%        0.94%       0.97%(f)
Net investment income (e)                                                       4.22%        4.23%       4.27%(f)
Portfolio turnover rate                                                           16%           8%         40%
Net assets, end of period (000's)                                            $45,129      $47,095     $53,979

-----------------------------------------------------------------------------------------------------------------

(a)Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)Not annualized.
(e)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)Annualized.

             FINANCIAL HIGHLIGHTS
                                  --------------------------------
                                  Columbia Managed Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                            Period
                                                                                                             Ended
                                                                                Year Ended June 30,       June 30,
                                                                             ----------------------        2003(a)
Class B Shares                                                                  2005            2004    --------
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $ 8.74         $ 9.38       $ 9.01

-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (b)                                                      0.31           0.31         0.21
Net realized and unrealized gain (loss) on investments and futures contracts   0.38          (0.49)        0.37
                                                                             --------       -------     --------
Total from Investment Operations                                               0.69          (0.18)        0.58

-------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                                    (0.32)         (0.31)       (0.21)
From net realized gains                                                          --          (0.15)          --
                                                                             --------       -------     --------
Total Distributions Declared to Shareholders                                  (0.32)         (0.46)       (0.21)

-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $ 9.11         $ 8.74       $ 9.38
Total return (c)                                                               7.96%         (1.94)%       6.54%(d)

-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)                                                                   1.66%          1.69%        1.72%(f)
Net investment income (e)                                                      3.47%          3.48%        3.52%(f)
Portfolio turnover rate                                                          16%             8%          40%
Net assets, end of period (000's)                                            $5,831         $6,621       $8,956

-------------------------------------------------------------------------------------------------------------------

(a)Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)Not annualized.
(e)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)Annualized.

             FINANCIAL HIGHLIGHTS
                                  --------------------------------
                                  Columbia Managed Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                                                            Period
                                                                                                             Ended
                                                                                Year Ended June 30,       June 30,
                                                                             ----------------------        2003(a)
Class C Shares                                                                  2005            2004    --------
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $ 8.74         $ 9.38       $ 9.01

-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (b)                                                      0.34           0.34         0.25
Net realized and unrealized gain (loss) on investments and futures contracts   0.37          (0.49)        0.35
                                                                             --------       -------     --------
Total from Investment Operations                                               0.71          (0.15)        0.60

-------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                                                    (0.34)         (0.34)       (0.23)
From net realized gains                                                          --          (0.15)          --
                                                                             --------       -------     --------
Total Distributions Declared to Shareholders                                  (0.34)         (0.49)       (0.23)

-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $ 9.11         $ 8.74       $ 9.38
Total return (c)(d)                                                            8.28%         (1.65)%       6.75%(e)

-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                                                   1.36%          1.36%        1.02%(g)
Net investment income (f)                                                      3.77%          3.81%        4.20%(g)
Waiver/reimbursement                                                           0.30%          0.33%        0.70%(g)
Portfolio turnover rate                                                          16%             8%          40%
Net assets, end of period (000's)                                            $2,219         $1,907       $1,579

-------------------------------------------------------------------------------------------------------------------

(a)Class C shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d)Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e)Not annualized.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)Annualized.

             FINANCIAL HIGHLIGHTS
                                  --------------------------------
                                  Columbia Managed Municipals Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                     Year Ended June 30,
                                                -------------------------------------------------------------
Class Z Shares                                       2005           2004       2003(a)             2002          2001
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $   8.74      $   9.38       $   8.95      $   8.99         $   8.65

---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (b)                           0.40          0.40           0.42          0.43(c)          0.45
Net realized and unrealized gain (loss) on
investments and futures contracts                   0.37         (0.49)          0.41          0.18(c)          0.41
                                                --------      --------       --------      --------         --------
Total from Investment Operations                    0.77         (0.09)          0.83          0.61             0.86

---------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders:
From net investment income                         (0.40)        (0.40)         (0.40)        (0.44)           (0.45)
From net realized gains                               --         (0.15)            --         (0.21)           (0.07)
                                                --------      --------       --------      --------         --------
Total Distributions Declared to
Shareholders                                       (0.40)        (0.55)         (0.40)        (0.65)           (0.52)

---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $   9.11      $   8.74       $   9.38      $   8.95         $   8.99
Total return (d)                                    8.99%        (1.02)%         9.50%         7.06%           10.13%

---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)                                        0.69%         0.72%          0.76%         0.76%            0.74%
Net investment income (e)                           4.44%         4.45%          4.58%         4.82%(c)         5.07%
Portfolio turnover rate                               16%            8%            40%           17%              17%
Net assets, end of period (000's)               $354,300      $369,872       $432,407      $442,660         $454,366

---------------------------------------------------------------------------------------------------------------------

(a)On July 29, 2002, the Fund's existing shares were redesignated Class Z shares.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective July 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended June 30, 2002 was to increase the ratio of investment income to average net assets from 4.81% to 4.82%. The impact to the net investment income and the net realized and unrealized gain was less than $0.01. Per share data and ratios for the period prior to June 30, 2002 have not been restated to reflect this change in presentation.
(d)Total return at net asset value assuming all distributions reinvested.
(e)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        --------------------------------
                                                        Columbia Managed Municipals Fund

To the Trustees of Columbia Funds Trust IX and the Shareholders of Columbia Managed Municipals Fund
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Managed Municipals Fund (the "Fund") (a series of Columbia Funds Trust IX) at June 30, 2005, the results of its operations for the year then ended and, the changes in its net assets and the financial highlights for the years ended June 30, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the three years in the period ended June 30, 2003 were audited by other independent accountants whose report dated August 19, 2003 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 25, 2005

             UNAUDITED INFORMATION
                                   --------------------------------
                                   Columbia Managed Municipals Fund

Federal Income Tax Information

For the fiscal year ended June 30, 2005, the Fund designates long-term capital gains of $4,553,172.

99.86% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

As of June 30, 2005, 14.88% of distributions from net investment income is subject to alternative minimum tax.

                   TRUSTEES
                            --------------------------------
                            Columbia Managed Municipals Fund

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
DOUGLAS A. HACKER (Age 49)                     Executive Vice President-Strategy of United Airlines (airline) since
P.O. Box 66100                                 December, 2002 (formerly President of UAL Loyalty Services (airline) from
Chicago, IL 60666                              September, 2001 to December, 2002; Executive Vice President and Chief
Trustee (since 1996)                           Financial Officer of United Airlines from July, 1999 to September, 2001;
                                               Senior Vice President-Finance from March, 1993 to July, 1999). Oversees
                                               104, Nash Finch Company (food distributor)
                                               ---------------------------------------------------------------------------
JANET LANGFORD KELLY (Age 47)                  Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm); Adjunct
9534 W. Gull Lake Drive                        Professor of Law, Northwestern University, since September, 2004 (formerly
Richland, MI 49083-8530                        Chief Administrative Officer and Senior Vice President, Kmart Holding
Trustee (since 1996)                           Corporation (consumer goods), from September, 2003 to March, 2004;
                                               Executive Vice President-Corporate Development and Administration, General
                                               Counsel and Secretary, Kellogg Company (food manufacturer), from
                                               September, 1999 to August, 2003; Senior Vice President, Secretary and
                                               General Counsel, Sara Lee Corporation (branded, packaged,
                                               consumer-products manufacturer) from January, 1995 to September, 1999).
                                               Oversees 104, None
                                               ---------------------------------------------------------------------------
RICHARD W. LOWRY (Age 69)                      Private Investor since August, 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                         Officer, U.S. Plywood Corporation (building products manufacturer)).
Vero Beach, FL 32963                           Oversees 106/3/, None
Trustee (since 1995)
                                               ---------------------------------------------------------------------------
CHARLES R. NELSON (Age 62)                     Professor of Economics, University of Washington, since January, 1976;
Department of Economics                        Ford and Louisa Van Voorhis Professor of Political Economy, University of
University of Washington                       Washington, since September, 1993 (formerly Director, Institute for
Seattle, WA 98195                              Economic Research, University of Washington from September, 2001 to June,
Trustee (since 1981)                           2003) Adjunct Professor of Statistics, University of Washington, since
                                               September, 1980; Associate Editor, Journal of Money Credit and Banking,
                                               since September, 1993; consultant on econometric and statistical matters.
                                               Oversees 104, None
                                               ---------------------------------------------------------------------------
JOHN J. NEUHAUSER (Age 62)                     Academic Vice President and Dean of Faculties since August, 1999, Boston
84 College Road                                College (formerly Dean, Boston College School of Management from
Chestnut Hill, MA 02467-3838                   September, 1977 to August, 1999). Oversees 106/3/, Saucony, Inc. (athletic
Trustee (since 1985)                           footwear)
                                               ---------------------------------------------------------------------------

                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
                                /3/Messrs. Lowry, Neuhauser and Mayer also
                                   serve as directors/trustees of the Liberty
                                   All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

--------------------------------------------------------------------------------
                         Columbia Managed Municipals Fund

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
PATRICK J. SIMPSON (Age 61)                    Partner, Perkins Coie L.L.P. (law firm). Oversees 104, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                               ---------------------------------------------------------------------------
THOMAS E. STITZEL (Age 69)                     Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                         1999, College of Business, Boise State University); Chartered Financial
Boise, ID 83706                                Analyst. Oversees 104, None
Trustee (since 1998)
                                               ---------------------------------------------------------------------------
THOMAS C. THEOBALD (Age 68)                    Partner and Senior Advisor, Chicago Growth Partners (private equity
8 Sound Shore Drive,                           investing) since September, 2004 (formerly Managing Director, William
Suite 285                                      Blair Capital Partners (private equity investing) from September, 1994 to
Greenwich, CT 06830                            September, 2004). Oversees 104, Anixter International (network support
Trustee and Chairman of the Board/4/           equipment distributor); Ventas, Inc. (real estate investment trust); Jones
(since 1996)                                   Lang LaSalle (real estate management services) and Ambac Financial Group
                                               (financial guaranty insurance)
                                               ---------------------------------------------------------------------------
ANNE-LEE VERVILLE (Age 59)                     Retired since 1997 (formerly General Manager, Global Education Industry,
359 Stickney Hill Road                         IBM Corporation (computer and technology) from 1994 to 1997). Oversees
Hopkinton, NH 03229                            104, Chairman of the Board of Directors, Enesco Group, Inc. (designer,
Trustee (since 1998)                           importer and distributor of giftware and collectibles)
                                               ---------------------------------------------------------------------------
RICHARD L. WOOLWORTH (Age 64)                  Retired since December 2003 (formerly Chairman and Chief Executive
100 S.W. Market Street                         Officer, The Regence Group (regional health insurer); Chairman and Chief
#1500                                          Executive Officer, BlueCross BlueShield of Oregon; Certified Public
Portland, OR 97207                             Accountant, Arthur Young & Company). Oversees 104, Northwest Natural Gas
Trustee (since 1991)                           Co. (natural gas service provider)
                                               ---------------------------------------------------------------------------

Interested Trustee
WILLIAM E. MAYER/2/ (Age 65)                   Partner, Park Avenue Equity Partners (private equity) since February, 1999
399 Park Avenue                                (formerly Partner, Development Capital LLC from November 1996 to February,
Suite 3204                                     1999). Oversees 106/3/, Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                             (financial service provider); Reader's Digest (publishing); OPENFIELD
Trustee (since 1994)                           Solutions (retail industry technology provider)
                                               ---------------------------------------------------------------------------

                                /2/Mr. Mayer is an "interested person" (as
                                   defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co./ /
                                /3/Messrs. Lowry, Neuhauser and Mayer also
                                   serve as directors/trustees of the Liberty
                                   All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
                                /4/Mr. Theobald was appointed as Chairman of
                                   the Board effective December 10, 2003.
                                   The Statement of Additional Information
                                   Includes additional information about the
                                   Trustees of the Funds and is available,
                                   without charge, upon request by calling
                                   800-426-3750.

                   OFFICERS
                            --------------------------------
                            Columbia Managed Municipals Fund

Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office   Principal occupation(s) during past five years

CHRISTOPHER L. WILSON (Age 47)                     Head of Mutual Funds since August, 2004 and Senior Vice President of the
One Financial Center                               Advisor since January, 2005; President of the Columbia Funds, Liberty
Boston, MA 02111                                   Funds and Stein Roe Funds since October, 2004; President and Chief
President (since 2004)                             Executive Officer of the Nations Funds since January, 2005; President of the Galaxy Funds since April 2005; Director of Bank of America Global
                                                   Liquidity Funds, plc since May 2005; Director of Banc of America Capital
                                                   Management (Ireland), Limited since May 2005; Senior Vice President of
                                                   BACAP Distributors LLC since January, 2005; Director of FIM Funding, Inc.
                                                   since January, 2005; Senior Vice President of Columbia Funds Distributor,
                                                   Inc. since January, 2005; Director of Columbia Funds Services, Inc. since
                                                   January, 2005 (formerly President and Chief Executive Officer, CDC IXIS
                                                   Asset Management Services, Inc. from September, 1998 to August, 2004).
                                                   ---------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Age 40)                      Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                               Funds, Stein Roe Funds and All-Star Funds since December, 2000; Vice
Boston, MA 02111                                   President of the Advisor since April, 2003 (formerly President of the
Treasurer (since 2000)                             Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to
                                                   October, 2004; Chief Accounting Officer and Controller of the Liberty
                                                   Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from
                                                   December, 2002 to December, 2004 and President from February, 2004 to
                                                   December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC;
                                                   Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).
                                                   ---------------------------------------------------------------------------
MARY JOAN HOENE (Age 54)                           Senior Vice President and Chief Compliance Officer of the Columbia Funds,
40 West 57th Street                                Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004
New York, NY 10005                                 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to
Senior Vice President and                          August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999
Chief Compliance Officer (since 2004)              to December, 2000; Vice President and Counsel, Equitable Life Assurance
                                                   Society of the United States from April, 1998 to November, 1999).
                                                   ---------------------------------------------------------------------------
MICHAEL G. CLARKE (Age 35)                         Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                               Funds and All-Star Funds since October, 2004 (formerly Controller of the
Boston, MA 02111                                   Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from
Chief Accounting Officer (since 2004)              May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May,
                                                   2004; Vice President, Product Strategy & Development of the Liberty Funds
                                                   and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August,
                                                   1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May,
                                                   1997 to August, 1999).
                                                   ---------------------------------------------------------------------------
JEFFREY R. COLEMAN (Age 35)                        Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                               All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                   Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest
Controller (since 2004)                            Funds and Loomis Sayles Funds from February, 2003 to September, 2004;
                                                   Assistant Vice President of CDC IXIS Asset Management Services, Inc. and
                                                   Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February,
                                                   2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).
                                                   ---------------------------------------------------------------------------
R. SCOTT HENDERSON (Age 45)                        Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                               December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to
Boston, MA 02111                                   September, 2004; Executive Director and General Counsel, Massachusetts
Secretary (since 2004)                             Pension Reserves Investment Management Board from September, 1997 to
                                                   March, 2001).
                                                   ---------------------------------------------------------------------------

    IMPORTANT INFORMATION ABOUT THIS REPORT
                                            --------------------------------
                                            Columbia Managed Municipals Fund

Transfer Agent
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor
Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110
The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Managed Municipals Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.



Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. will combine with Banc of America Capital Management, LLC on or about September 30, 2005. At that time, the newly combined advisor will undergo a name change to Columbia Management Advisors, LLC and will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

[GRAPHIC APPEARS HERE]     Help your fund reduce printing and postage costs!
                           Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

                           Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Managed Municipals Fund Annual Report, June 30, 2005

Columbia Management(R)

Item 2. Code of Ethics.

        (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

        (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

        (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed in aggregate for the two series of the registrant whose reports to stockholders are included in this annual filing. Effective March 1, 2004, the two series of the registrant engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended June 30, 2005 and June 30, 2004 are approximately as follows:

                        2005                    2004
                      $ 57,400                $ 52,800

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended June 30, 2005 and June 30, 2004 are approximately as follows:

                        2005                    2004
                      $  7,400                $  8,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended June 30, 2005 and June 30, 2004 are approximately as follows:

                        2005                    2004
                      $  6,400                $  7,100

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended June 30, 2005 and June 30, 2004 are approximately as follows:

                        2005                    2004
                      $      0                $      0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimus" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I. General Overview

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related

Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. General Procedures

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

        . A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

        . The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;
        . The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.
        . If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. Certain Other Services Provided to Adviser Entities

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. Reporting to the Audit Committee

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

        .       A general description of the services, and

        .       Actual billed and projected fees, and
        .       The means by which such Fund Services or Fund-related Adviser
                Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. Amendments; Annual Approval by Audit Committee

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended June 30, 2005 and June 30, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended June 30, 2005 and June 30, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended June 30, 2005 and June 30, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended June 30, 2005 and June 30, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,500 and $95,000, respectively. For both fiscal years, All Other Fees consist primarily of internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended June 30, 2005 and June 30, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

        (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

        (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)             Columbia Funds Trust IX
            ---------------------------------------------------

By (Signature and Title) /S/ Christopher L. Wilson
                         --------------------------------------
                         Christopher L. Wilson, President

Date                     August 29, 2005
    -----------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /S/ Christopher L. Wilson
                         --------------------------------------
                         Christopher L. Wilson, President

Date                     August 29, 2005
    -----------------------------------------------------------

By (Signature and Title) /S/ J. Kevin Connaughton
                         --------------------------------------
                         J. Kevin Connaughton, Treasurer

Date                     August 29, 2005
    -----------------------------------------------------------